PACIFIC SELECT EXEC II  PROSPECTUS MAY 1, 2001


                        Pacific Select Exec II is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company.


This policy is not      This prospectus provides information that you should
available in all        know before buying a policy. It's accompanied by a
states. This            current prospectus for the Pacific Select Fund, a fund
prospectus is not       that provides the underlying portfolios for the
an offer in any         variable investment options offered under the policy.
state or                Please read these prospectuses carefully and keep them
jurisdiction where      for future reference.
we're not legally
permitted to offer
the policy.             Here's a list of all of the investment options
                        available under your policy:
The policy is
described in
detail in this          VARIABLE INVESTMENT OPTIONS
prospectus. The
Pacific Select          Blue Chip                 Growth LT
Fund is described
in its prospectus       Aggressive Growth         Focused 30
and in its
Statement of            Aggressive Equity         Mid-Cap Value
Additional
Information (SAI).      Emerging Markets          International Value
No one has the
right to describe       Diversified Research      Capital Opportunities
the policy or the
Pacific Select          Small-Cap Equity          Mid-Cap Growth
Fund any
differently than        International Large-Cap   Global Growth
they have been
described in these      Equity                    Equity Index
documents.
                        I-Net Tollkeeper(SM)      Small-Cap Index
You should be
aware that the          Financial Services        REIT
Securities and
Exchange                Health Sciences           Inflation Managed
Commission (SEC)                                   (formerly called
has not reviewed        Technology                 "Government Securities")
the policy for its
investment merit,       Telecommunications        Managed Bond
and does not
guarantee that the      Multi-Strategy            Money Market
information in
this prospectus is      Equity Income             High Yield Bond
accurate or
complete. It's a        Strategic Value           Large-Cap Value
criminal offense
to say otherwise.
                        FIXED OPTIONS

                        Fixed Account

                        Fixed LT Account

YOUR GUIDE TO THIS PROSPECTUS

An overview of Pacific Select Exec II                                       4
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Pacific Select Exec II basics                                              12
Owners, person insured by the policy, and beneficiaries                    13
Policy date, monthly payment date, policy anniversary date                 14
Statements and reports we'll send you                                      15
Your right to cancel                                                       15
Timing of payments, forms and requests                                     16
Telephone and electronic transactions                                      17
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The death benefit                                                          18
Choosing your death benefit option                                         18
Choosing a death benefit qualification test                                19
Comparing the death benefit options                                        20
When we pay the death benefit                                              22
Changing your death benefit option                                         22
Changing the face amount                                                   23
Optional riders                                                            24
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How premiums work                                                          26
Planned periodic premium payments                                          26
Deductions from your premiums                                              27
Allocating your premiums                                                   27
Limits on the premium payments you can make                                28
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Your policy's accumulated value                                            29
Calculating your policy's accumulated value                                29
Monthly deductions                                                         29
Lapsing and reinstatement                                                  32
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Your investment options                                                    34
Variable investment options                                                34
Fixed options                                                              39
Transferring among investment options                                      39
Transfer programs                                                          40
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Withdrawals, surrenders and loans                                          42
Making withdrawals                                                         42
Taking out a loan                                                          43
Ways to use your policy's loan and withdrawal features                     44
Surrendering your policy                                                   45
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General information about your policy                                      47
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Variable life insurance and your taxes                                     50
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About Pacific Life                                                         54
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Appendices                                                                113
Appendix A:  Mortality and expense risk face amount charge: rates
             per $1,000 of coverage segment                               113
Appendix B:  Surrender charge: current rates per $1,000 of
             coverage segment                                             114
Appendix C:  Maximum surrender charge: rates per $1,000 of
             coverage segment                                             115
Appendix D:  Death benefit percentages                                    116
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Where to go for more information                                   back cover

                       Terms used in this prospectus
                       We've tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We've identified some of these below and the pages where you'll find an explanation of what they mean.

                       If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

                       Accumulated value                29      Income benefit                 47
                       Accumulation units               37      Joint owners                   13
                       Age                              13      Lapse                          32
In this prospectus,    Allocation                       27      Loan account                   43
you and your mean      Assignment                       49      Modified endowment contract    52
the policyholder or    Beneficiary                      14      Monthly payment date           14
owner. Pacific         Business day                     16      Net amount at risk             22
Life, we, us and       Cash surrender value             45      Net cash surrender value       45
our refer to           Cash value accumulation test     19      Net premium                    26
Pacific Life           Contingent beneficiary           14      Net single premium             19
Insurance Company.     Cost of insurance rate           29      Outstanding loan amount        43
The fund refers to     Coverage Segment                 23      Planned periodic premium       26
Pacific Select         Death benefit                    18      Policy anniversary             14
Fund. Policy means     Death benefit percentage         19      Policy date                    14
a Pacific Select       Death benefit qualification test 19      Policy year                    14
Exec II variable       Face amount                      18      Portfolio                      34
life insurance         Fixed account                    39      Proper form                    16
policy, unless we      Fixed LT account                 39      Reinstatement                  33
state otherwise.       Fixed options                    39      Riders                         24
                       General account                  55      Separate account               55
                       Guideline minimum death benefit  19      Seven-pay limit                52
                       Guideline premium limit          28      Tax code                       50
                       Guideline premium test           19      Unit value                     37
                       Illustration                     15      Variable account               34
                       In force                         12      Variable investment option     34

AN OVERVIEW OF PACIFIC SELECT EXEC II

                       This overview tells you some key things you should know about your policy. It's designed as a summary only - please read the entire prospectus and your policy for more detailed information.

                       Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what's in this prospectus.

                      ---------------------------------------------------------
Pacific Select Exec    Pacific Select Exec II is a flexible premium variable
II basics              life insurance policy.

This policy may be     . Flexible premium means you can vary the amount and
appropriate if you       frequency of your premium payments.
want to provide a
death benefit for      . Variable means the policy's value depends on the
family members or        performance of the investment options you choose.
others or to help
meet other long-       . Life insurance means the policy provides a death
term financial           benefit to the beneficiary you choose.
objectives. It may
not be the right       In addition to providing a death benefit that is
kind of policy if      generally free of federal income tax, any growth in
you plan to            your policy's accumulated value is tax-deferred. You
withdraw money for     can choose from 31 variable investment options, each of
short-term needs.      which invests in a corresponding portfolio of the
                       Pacific Select Fund, and two fixed options, both of
Please discuss your    which provide a guaranteed minimum rate of interest.
insurance needs and
financial              You may choose to allocate net premium and accumulated
objectives with        value to no more than 20 investment options at any one
your registered        time.
representative.
                       Pacific Select Exec II is designed for long-term
You'll find more       financial planning. Please take some time to read the
about the basics of    information in this prospectus before you decide if
Pacific Select Exec    this life insurance policy meets your insurance needs
II starting on page    and financial objectives.
12.
                       Your right to cancel
                       During the free look period, you have the right to cancel your policy and return it to us or your registered representative for a refund. The amount of your refund may be more or less than the premium payments you've made, depending on the state where you signed your application. If you signed your application in a state that requires us to refund premium payments, we'll hold the net premiums in the Money Market investment option until the free look transfer date.

                      ---------------------------------------------------------
The death benefit      You can choose one of three death benefit options
                       depending on what is more important to you: a larger
Your policy            death benefit or building the accumulated value of your
provides a death       policy.
benefit for your
beneficiary after      The death benefit will always be the greater of the
the person insured     death benefit under the option you choose or the
by the policy has      guideline minimum death benefit.
died, as long as
your policy is in      This policy offers two ways to calculate the guideline
force.                 minimum death benefit: the cash value accumulation test
                       and the guideline premium test. These are called death
You'll find more       benefit qualification tests. The test you choose will
about the death        generally depend on the amount of premiums you want to
benefit starting on    pay. In general, you should choose the cash value
page 18.               accumulation test if you do not want to limit the
                       amount of premiums you can pay into your policy.

                       You cannot change your death benefit qualification test. But you can change your death benefit option and increase or decrease your policy's face amount (with certain restrictions) while your policy is in force. Any of these changes may affect your policy charges.

                       Optional riders
                       There are ten optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

                      ---------------------------------------------------------
How premiums work      Deductions from your premiums
                       We deduct a premium load from each premium payment you
Your policy gives      make. The premium load is made up of a sales load, a
you the flexibility    state and local tax charge, and a federal tax charge.
to choose the
amount and             Limits on the premium payments you can make
frequency of your      Federal tax law puts limits on the premium payments you
premium payments       can make in relation to your policy's death benefit. We
within certain         may refuse all or part of a premium payment you make,
limits. Each           or remove all or part of a premium from your policy and
premium payment        return it to you under certain circumstances.
must be at least
$50.

You'll find more
about how premiums
work starting on
page 26.

                      ---------------------------------------------------------
Your policy's          Accumulated value is the value of your policy on any
accumulated value      business day. It is not guaranteed - it depends on the
                       performance of the investment options you've chosen,
Accumulated value      the premium payments you've made, policy charges, and
is used as the         how much you've borrowed or withdrawn from the policy.
basis for
determining policy     Monthly deductions
benefits and           We deduct a monthly charge from your policy's
charges. If there      accumulated value on each monthly payment date. The
is not enough          charge is made up of cost of insurance, an
accumulated value      administrative charge, and a mortality and expense risk
to cover policy        charge. If you add any riders, we'll add any charges
charges, your          for them to your monthly charge.
policy could lapse.
                       Lapsing and reinstatement
You'll find more       If there is not enough accumulated value to cover the
about accumulated      monthly charge on the day we make the deduction, your
value starting on      policy may lapse - which means you'll no longer have
page 29.               any insurance coverage. If your policy is in danger of
                       lapsing, we'll give you a grace period of 61 days to pay the required premium. If your policy lapses at the end of the grace period, you have five years from the day it lapses to apply for a reinstatement.

AN OVERVIEW OF PACIFIC SELECT EXEC II

                      ---------------------------------------------------------
Your investment        You can choose from 31 variable investment options,
options                each of which invests in a corresponding portfolio of
                       the Pacific Select Fund. We're the investment adviser
The investment         for the Pacific Select Fund. We oversee the management
options you choose     of all the fund's portfolios and manage two of the
will affect your       portfolios directly. We've retained other portfolio
policy's               managers to manage the other portfolios. The value of
accumulated value,     each portfolio will fluctuate with the value of the
and may affect the     investments it holds, and returns are not guaranteed.
death benefit.
                       You can also choose from two fixed options, the Fixed
Your policy's          account and the Fixed LT account, both of which provide
accumulated value      a guaranteed minimum annual interest rate of 3%. We may
may be allocated to    offer a higher interest rate. If we do, we'll guarantee
up to 20 investment    that rate for one year.
options at any one
time.                  We allocate your premium payments and accumulated value
                       to the investment options you choose. Your policy's
Please review the      accumulated value will fluctuate depending on the
investment options     investment options you've chosen. You bear the
carefully and ask      investment risk of any variable investment options you
your registered        choose.
representative to
help you choose the    In some states we'll hold your premium payments in the
right ones for your    Money Market investment option until the free look
goals and risk         transfer date. Please turn to Your right to cancel for
tolerance.             details.

You'll find more       Transferring among investment options
about the              You can transfer among the investment options during
investment options     the life of your policy without paying any current
starting on page       income tax. There is currently no charge for transfers.
34.
                       You can make as many transfers as you like between
You'll find out        variable investment options. You can also make
more about our         automatic transfers from one variable investment option
automatic transfer     to another using our dollar cost averaging or portfolio
programs starting      rebalancing programs. These programs are not available
on page 40.            for the fixed options.

                       You can only make one transfer from each fixed option in any 12-month period. For the Fixed account, each transfer may be no more than $5,000 or 25% of the accumulated value in the Fixed account, whichever is greater. For the Fixed LT account, each transfer may be no more than $5,000 or 10% of the accumulated value in the Fixed LT account, whichever is greater. You can only transfer to the fixed options in the policy month right before each policy anniversary.

                       You can also make automatic transfers from the Fixed account to other investment options during the first policy year using our first year transfer program.

                      ---------------------------------------------------------
Withdrawals,           You can take out all or part of your policy's
surrenders and         accumulated value while your policy is in force by
loans                  making withdrawals or surrendering your policy. You can
                       take out a loan from us using your policy as security.
Making a               You can also use your policy's loan and withdrawal
withdrawal, taking     features to supplement your income, for example, during
out a loan or          retirement.
surrendering your
policy can change      Making withdrawals
your policy's tax      You can withdraw part of your policy's net cash
status, generate       surrender value starting on your policy's first
taxable income, or     anniversary. This reduces your policy's accumulated
make your policy       value and could affect the face amount and death
more susceptible to    benefit.
lapsing. Be sure to
plan carefully
before using these
policy benefits.

You'll find more
about withdrawals,
surrenders and
loans starting on
page 42.

                       Taking out a loan
                       You can take out a loan from us using your policy's accumulated value as security. You pay interest at an annual rate of 3.25% on the amount you borrow. The accumulated value used to secure your loan is set aside in a loan account, where it earns interest at an annual rate of at least 3%.

                       The amount in the loan account is not available to help pay for any policy charges. Taking out a loan affects the accumulated value of your policy because the amount set aside in the loan account misses out on the potential earnings available through the investment options.

                       Surrendering your policy
                       You can surrender or cash in your policy for its net cash surrender value while the person insured by the policy is still living. If you surrender your policy during the first 10 policy years, we'll apply a surrender charge. If you increase your policy's face amount and surrender your policy during the first 10 years after the increase, we'll apply a surrender charge to the amount of the increase.

                      ---------------------------------------------------------
Variable life          Your beneficiary generally will not have to pay federal
insurance and your     income tax on death benefit proceeds. You'll also
taxes                  generally not be taxed on any or all of your policy's
                       accumulated value unless you receive a cash
There are tax          distribution by making a withdrawal or surrendering
issues to consider     your policy.
when you own a life
insurance policy.      If your policy is a modified endowment contract, all
These are described    distributions you receive during the life of the policy
in detail starting     may be subject to tax and a 10% penalty.
on page 50.

                      ---------------------------------------------------------
About Pacific Life     Pacific Life is a life insurance company based in
                       California. We issue the policies. Pacific Select
When you buy a life    Distributors, Inc., our subsidiary, is the distributor
insurance policy,      of the policies.
you're relying on
the insurance          How our accounts work
company that issues    We put your premium payments in our general and
it to be able to       separate accounts. We own the assets in our accounts
meet its financial     and make the allocations to the investment options
obligations to you.    you've chosen.

You'll find more       Amounts allocated to the fixed options are held in our
about Pacific Life,    general account. Our general account includes all of
and our strength as    our assets, except for those held in our separate
a company, starting    accounts. Our ability to meet our obligations under the
on page 54.            policy is backed by our strength as an insurance
                       company.
We may use any
profit derived from    Amounts allocated to the variable investment options
any charges under      are held in our separate account. The assets in this
the policy for any     account are kept separate from the assets in our
lawful purpose,        general account and our other separate accounts, and
including our          are protected from our general creditors.
distribution and
administrative
expenses.

AN OVERVIEW OF PACIFIC SELECT EXEC II

                                             This section of the overview explains the fees and expenses associated with your Pacific Select Exec II policy.
                                           ----------------------------------------------------------------------------------------
Understanding policy expenses
and cash flow                                      ------------------
                                                     Your premium
The chart to the right illustrates how               You make a
cash normally flows through a Pacific                premium
Select Exec II policy.                               payment            -----------------------------------------------
                                                                                                                      v
The dark shaded boxes show the fees and            ------------------                                          --------------------
expenses you pay directly or indirectly                                                                         We deduct a
under your policy. These are explained                                                                          premium load
in the pages that follow.
                                                   ------------------
In some states we'll hold your net                   Net premium
premium payments in the Money Market                 We allocate the                                           --------------------
investment option until the free look                net premium to
transfer date. Please turn to Your right             the investment     ---------------------------------------
to cancel for details.                               options you
                                                     choose
                                                   ------------------

                                                   v                         v
                                             --------------------   -------------------   -------------------  --------------------
                                               Fixed options         Variable              Pacific Select       The fund
                                               We hold               investment            Fund                 deducts
                                               amounts you           options                                    advisory fees
                                               allocate to these                       --  The variable     --  and other fund
                                               options in our        We hold               investment           expenses from
                                               general account       amounts you           options invest       the portfolios
                                                                     allocate to these     in the fund's
                                                                     options in our        portfolios
                                                                     separate account
                                             --------------------   -------------------   -------------------  --------------------

                                                                                                               --------------------
                                                                                                                We deduct:
                                                                                                                 . cost of
                                                                                                                   insurance
                                                                                                                 . administrative
                                                                                  We make monthly deductions       charge
                                                                                 -----------------------------   . mortality and
                                                                                                                 . expense risk
                                                                                                                   charge
                                                                                                                 . rider charges

                                                                             v                                 --------------------
                                             --------------------   -------------------                        --------------------
                                               Loan account          Accumulated                                We deduct a
                                               Accumulated           value            If you make a withdrawal  withdrawal charge
                                               value set aside  ---                   ------------------------
                                               to secure a           The total value
                                               policy loan           of your policy
                                             --------------------   -------------------                        --------------------

                                                                                                               --------------------
                                                                                                                We deduct a
                                                                                                                surrender charge
                                                                                                                . during the first
                                                                                If you surrender your policy      10 policy years
                                                                               -------------------------------  . during the first
                                                                                                                  10 years after you
                                                                                                                  increase the
                                                                                                                  face amount
                                                                                                               --------------------

                      ---------------------------------------------------------
Deductions from        We deduct a premium load from each premium payment you
your premiums          make. The load is made up of three charges:

The premium load is    Sales load - 2.5% of each premium payment.
explained in more
detail on page 27.     State and local tax charge - 2.35% of each premium
                       payment.

                       Federal tax charge - 1.50% of each premium payment.

                      ---------------------------------------------------------
Deductions from        We deduct a monthly charge from your policy's
your policy's          accumulated value in the investment options on each
accumulated value      monthly payment date. This charge is made up of three
                       charges:
The monthly charge
is explained in        Cost of insurance - We deduct a cost of insurance
more detail            charge based on the cost of insurance rate for your
starting on page       policy's initial face amount and for each increase you
29.                    make to the face amount. We calculate this charge by
                       multiplying the current cost of insurance rate by a
                       discounted net amount at risk at the beginning of each
An example             policy month. When the person insured by the policy
                       reaches age 100, the cost of insurance charge is zero
For a policy that      -- in other words, you no longer pay any cost of
insures a male non-    insurance charge.
smoker who is age
45 when the policy     Administrative charge - We deduct a charge of $7.50 a
is issued, with:       month. When the person insured by the policy reaches
                       age 100, the administrative charge is zero -- in other
 . a face amount of     words, you no longer pay any administrative charge.
  $350,000
                       Mortality and expense risk charge - The mortality and
 . accumulated value    expense risk charge varies depending on your policy's
  of $30,000 after     face amount, the age of the person insured by the
  deducting any        policy, and accumulated value. We deduct a charge based
  outstanding loan     on your policy's initial face amount and on each
  amount.              increase to the face amount. The charge is made up of
                       two separate charges:
The monthly charge
for the M&E risk       . The M&E risk face amount charge, which we deduct
face amount charge       every month during the first 10 policy years at a
is:                      rate that is based on the age of the person insured
                         by the policy on the policy date and each $1,000 of
 . $119.70 under          the initial face amount of your policy. If you
  death benefit          increase your policy's face amount, the charge for
  Option A and           the amount of the increase is based on the age of the
  Option C               person insured by the policy on the day of the
  (($350,000 /           increase.
  1,000) X 0.342)
                       . The M&E risk asset charge, which we deduct every
 . $159.95 under          month at an annual rate of:
  death benefit
  Option B               . 0.45% (0.0375% monthly), of the first $25,000 of
  (($350,000 /             your policy's accumulated value in the investment
  1,000) X 0.457)          options, plus

The monthly charge       . 0.05% (0.0042% monthly) of the accumulated value in
for the M&E risk           the investment options that exceeds $25,000.
asset charge is
$9.58                  For the purposes of this charge, accumulated value is
(($25,000 X            calculated on the monthly payment date before we deduct
0.0375%) plus          the monthly charge, but after we deduct any outstanding
($5,000 X              loan amount or allocate any new net premiums,
0.0042%)).             withdrawals or loans. When the person insured by the
                       policy reaches age 100, the annual rate is 0% -- in
Sample rates for       other words, you no longer pay this charge.
the M&E risk face
amount charge          Riders - If you add any riders to your policy, we add
appear in              any charges for them to your monthly charge.
Appendix A.

AN OVERVIEW OF PACIFIC SELECT EXEC II

                      ---------------------------------------------------------
Withdrawal and         You can withdraw part of your policy's net cash
surrender charges      surrender value at any time starting on your policy's
                       first anniversary. There is a $25 charge for each
Withdrawal and         withdrawal you make. We deduct this charge
surrender charges      proportionately from all of your investment options.
are explained in
more detail on         If you surrender or cash in your policy during the
pages 43 and 46.       first 10 years of owning the policy, we'll deduct a
                       surrender charge. If you increase your policy's face
An example             amount and surrender your policy during the first 10
For a policy:          years after the increase, we'll apply a surrender
 . that insures a       charge to the amount of the increase.
  male non-smoker
  who is age 45        The surrender charge is assessed at a rate that is
  when the policy      based on the age and risk class of the person insured
  is issued            by the policy on the policy date, and each $1,000 of
 . with an initial      the initial face amount of your policy. The amount of
  face amount of       the surrender charge does not change during the first
  $350,000.            policy year. Starting on the first policy anniversary,
                       we reduce the charge by 0.9259% a month until it
For death benefit      reaches zero at the end of 10 policy years.
Option A and
Option C, the          Your policy's surrender charge will never exceed the
surrender charge       lesser of the surrender charge or the maximum surrender
is:                    charge. The maximum surrender charge is calculated on
                       each coverage segment at a rate that is based on the
 . $9,096.50 in the     age and risk class of the person insured by the policy
  first policy year    on the date each coverage segment is effective, and
  (($350,000 /         each $1,000 of the coverage segment. It does not change
  $1,000) X 25.99)     during the first 10 years for each coverage segment,
                       and then is reduced to zero at the end of the 10th
 . $3,032.17 at the     year.
  end of the
  seventh policy       If you increase your policy's face amount, each
  year ($9,096.50      increase has a surrender charge and maximum surrender
  - ($9,096.50 X       charge based on the amount of the increase. If you
  .9259% X 72          decrease the face amount, the decrease will not affect
  months))             your policy's surrender charge or maximum surrender
                       charge.
However, we will
never deduct more      Please refer to your policy and any supplemental
than the maximum       schedule of benefits for maximum surrender charges.
surrender charge,
which is $4,426.10.

For death benefit
Option B, the
surrender charge
is:

 . $12,155.50 in the
  first policy year
  (($350,000 /
  $1,000) X 34.73)

 . $4,052.06 at the
  end of the
  seventh policy
  year ($12,155.50
  - ($12,155.50 X
  .9259% X 72
  months))

However, we will
never deduct more
than the maximum
surrender charge
for this policy,
which is $5,752.60.

The most we will
assess on any
surrendered
coverage segment is
$69.09 per $1,000
of face amount.

Sample rates for
the surrender
charge appear in
Appendix B.

Sample rates for
the maximum
surrender charge
appear in Appendix
C.

                      ---------------------------------------------------------
Fees and expenses      The Pacific Select Fund pays advisory fees and other
paid by the Pacific    expenses. These are deducted from the assets of the
Select Fund            fund's portfolios and may vary from year to year. They
                       are not fixed and are not part of the terms of your
You'll find more       policy. If you choose a variable investment option,
about the Pacific      these fees and expenses affect you indirectly because
Select Fund            they reduce portfolio returns.
starting on page
34, and in the         Advisory fee
fund's prospectus,     Pacific Life is the investment adviser to the fund. The
which accompanies      fund pays an advisory fee to us for these services. The
this prospectus.       table below shows the advisory fee as an annual
                       percentage of each portfolio's average daily net assets.

                       Other expenses
                       The table also shows the advisory fee and fund expenses as an annual percentage of each portfolio's average daily net assets, based on the year 2000 unless otherwise noted. To help limit fund expenses, effective July 1, 2000 we contractually agreed to waive all or part of our investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap. For each portfolio, our right to repayment is limited to amounts waived and/or reimbursed that exceed the new 0.10% expense cap and, except for portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap. Any amounts repaid to us will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that we will continue to cap expenses after December 31, 2001. In 2000, Pacific Life reimbursed approximately $13,202 to the I-Net Tollkeeper Portfolio, $36,311 to the Strategic Value Portfolio, $34,134 to the Focused 30 Portfolio and $27,505 to the Small-Cap Index Portfolio.

                   ----------------------------------------------------------------------------------------
                                                                                    Less
                                                Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                    fee      expenses amounts+ expenses reimbursement expenses
                   ----------------------------------------------------------------------------------------
                                                        As an annual % of average daily net assets
                   Blue Chip/1/                 0.95     0.06     --       1.01      --           1.01
                   Aggressive Growth/1/         1.00     0.06     --       1.06      --           1.06
                   Aggressive Equity/2/         0.80     0.04     0.02     0.86      --           0.86
                   Emerging Markets/2/          1.10     0.21     --       1.31      --           1.31
                   Diversified Research/2/      0.90     0.08     0.01     0.99      --           0.99
                   Small-Cap Equity/2/          0.65     0.05     --       0.70      --           0.70
                   International Large-Cap      1.05     0.12     --       1.17      --           1.17
                   Equity                       0.65     0.04     --       0.69      --           0.69
                   I-Net Tollkeeper/2/          1.50     0.13     --       1.63     (0.02)        1.61
                   Financial Services/1/        1.10     0.15     --       1.25     (0.05)        1.20
                   Health Sciences/1/           1.10     0.11     --       1.21     (0.01)        1.20
                   Technology/1/                1.10     0.08     --       1.18      --           1.18
                   Telecommunications/1/        1.10     0.08     --       1.18      --           1.18
                   Multi-Strategy               0.65     0.04     --       0.69      --           0.69
                   Equity Income/2/             0.65     0.04     0.01     0.70      --           0.70
                   Strategic Value              0.95     0.49     --       1.44     (0.39)        1.05
                   Growth LT                    0.75     0.04     --       0.79      --           0.79
                   Focused 30                   0.95     0.42     --       1.37     (0.32)        1.05
                   Mid-Cap Value/2/             0.85     0.03     0.10     0.98      --           0.98
                   International Value          0.85     0.11     --       0.96      --           0.96
                   Capital Opportunities/1/     0.80     0.06     --       0.86      --           0.86
                   Mid-Cap Growth/1/            0.90     0.06     --       0.96      --           0.96
                   Global Growth/1/             1.10     0.19     --       1.29      --           1.29
                   Equity Index                 0.25     0.04     --       0.29      --           0.29
                   Small-Cap Index/2/           0.50     0.13     --       0.63     (0.02)        0.61
                   REIT                         1.10     0.04     --       1.14      --           1.14
                   Inflation Managed/2/         0.60     0.05     --       0.65      --           0.65
                   Managed Bond/2/              0.60     0.05     --       0.65      --           0.65
                   Money Market                 0.34     0.04     --       0.38      --           0.38
                   High Yield Bond/2/           0.60     0.05     --       0.65      --           0.65
                   Large-Cap Value/2/           0.85     0.05     0.05     0.95      --           0.95
                   ----------------------------------------------------------------------------------------

                       /1/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these portfolios in 2000 because the portfolios started after December 31, 2000.
                       /2/ Total adjusted net expenses for these portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 0.84% for Aggressive Equity Portfolio, 1.30% for Emerging Markets Portfolio, 0.98% for Diversified Research Portfolio, 0.69% for Small-Cap Equity Portfolio, 1.60% for I-Net Tollkeeper Portfolio, 0.69% for Equity Income Portfolio, 0.88% for Mid-Cap Value Portfolio, 0.60% for Small-Cap Index Portfolio, 0.62% for Inflation Managed Portfolio, 0.64% for Managed Bond Portfolio, 0.64% for High Yield Bond Portfolio, and 0.90% for Large-Cap Value Portfolio.
                       + The fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

PACIFIC SELECT EXEC II BASICS

                       When you buy a Pacific Select Exec II life insurance policy, you're entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.


Policy amendments      When we approve your signed application, we'll issue
and endorsements       your policy. If your application does not meet our
are a part of your     underwriting and administrative requirements, we can
policy and confirm     reject it or ask you for more information. Once we
changes you or we      receive your first premium payment, the policy has been
make to the policy.    delivered to you and any contractual and administrative
                       requirements have been met, we'll consider your policy
Specification pages    to be in force. Our obligations under the policy begin
summarize              when the policy is in force and has been delivered to
information            you.
specific to your
policy at the time     Your policy will be in force until one of the following
the policy is          happens:
issued.                . the person insured by the policy dies
                       . the grace period expires and your policy lapses, or
Riders provide         . you surrender your policy.
extra benefits,
some at additional     If your policy is not in force when the person insured
cost. Not all          by the policy dies, we are not obligated to pay the
riders are             death benefit proceeds to your beneficiary.
available in every
state, and some        Pacific Select Exec II is a flexible premium variable
riders may only be     life insurance policy that insures the life of one
added when you         person and pays death benefit proceeds after that
apply for your         person has died.
policy.
                       Under a flexible premium life insurance policy, you
                       have the flexibility to choose the amount and frequency
                       of your premium payments. You must, however, pay enough
                       premiums to cover the ongoing cost of policy benefits.
This policy may be
appropriate if you     A premium load is deducted from each premium payment
want to provide a      you make. The resulting net premium is allocated to the
death benefit for      investment options you choose, and becomes part of your
family members or      policy's accumulated value.
others or to help
meet other long-       Charges are deducted from the accumulated value each
term financial         month to help cover the cost of the policy's death
objectives. It may     benefit and other expenses. If there is not enough
not be the right       accumulated value to cover the monthly charge on the
kind of policy if      day we make the deduction, your policy may lapse after
you plan to            a grace period - which means you'll no longer have any
withdraw money for     insurance coverage.
short-term needs.
                       Investment earnings will increase your policy's
Please discuss your    accumulated value, while investment losses will
insurance needs and    decrease it. The premium payments you'll be required to
financial              make to keep your policy in force will be influenced by
objectives with        the investment results of the investment options you've
your registered        chosen.
representative.

In some states
we'll hold your net
premium payments in
the Money Market
investment option
until the free look
transfer date.
Please turn to Your
right to cancel for
details.

                      ---------------------------------------------------------
Owners, person         Owners
insured by the         The owner is the person named on the application who
policy, and            makes the decisions about the policy and its benefits
beneficiaries          while it's in force. You can own a policy by yourself
                       or with someone else. Two or more owners are called
                       joint owners. You need the signatures of all owners for
Please consult your    all policy transactions.
financial advisor
or a lawyer about      If one of the joint owners dies, the surviving owners
designating            will hold all rights under the policy. If the last
ownership              joint owner dies, his or her estate will own the policy
interests.             unless you've given us other instructions.

                       A policy can also be owned by an institution, trust,
                       corporation or group or sponsored arrangement. These
If you would like      owners often buy more than one policy, which may
to change the owner    qualify them for reduced charges or lower premium
of your policy,        payments.
please contact us
or your registered     We may reduce or waive the sales load or surrender
representative for     charges on policies sold to our directors or employees,
a change of owner      to any of our affiliates, or to trustees, employees or
form. We can           affiliates of the fund.
process the change
only if we receive     You can change the owner of your policy by completing a
your instructions      change of owner form. Once we've received and recorded
in writing.            your request, the change will be effective as of the
                       day you signed the change of owner form.

                       Person insured by the policy
Risk classes are       This policy insures the life of one person who is age
usually based on       85 or younger at the time you apply for your policy,
age, gender, health    and who has given us satisfactory evidence of
and whether or not     insurability. Your policy refers to this person as the
the person to be       insured. The policy pays death benefit proceeds after
insured by the         this person has died.
policy smokes. Most
insurance companies    The person to be insured by the policy is assigned an
use similar risk       underwriting or insurance risk class which we use to
classification         calculate cost of insurance and other charges. We
criteria.              normally use the medical or paramedical underwriting
                       method to assign underwriting or insurance risk
When we refer to       classes, which may require a medical examination. We
age throughout this    may, however, use other forms of underwriting if we
prospectus, we're      think it's appropriate.
using the word as
we've defined it       When we use a person's age in policy calculations, we
here, unless we        generally use his or her age as of the nearest policy
tell you otherwise.    date, and we add one year to this age on each policy
                       anniversary date. For example, when we talk about someone "reaching age 100", we're referring to the policy anniversary date closest to that person's 100th birthday, not to the day when he or she actually turns
                       100.

PACIFIC SELECT EXEC II BASICS

                       Beneficiaries
                       The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

                       . You can name one or more primary beneficiaries who
If you would like        each receive an equal share of the death benefit
to change the            proceeds unless you tell us otherwise. If one
beneficiary of your      beneficiary dies, his or her share will pass to the
policy, please           surviving primary beneficiaries in proportion to the
contact us or your       share of the proceeds they're entitled to receive,
registered               unless you tell us otherwise.
representative for
a change of            . You can also name a contingent beneficiary for each
beneficiary form.        primary beneficiary you name. The contingent
We can process the       beneficiary will receive the death benefit proceeds
change only if we        if the primary beneficiary dies.
receive your
instructions in        . You can choose to make your beneficiary permanent
writing.                 (sometimes called irrevocable). You cannot change a
                         permanent beneficiary's rights under the policy without his or her permission.

                       . If none of your beneficiaries is still living when
                         the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you're no longer living, the proceeds will go to your estate.

                       . You can change your beneficiary at any time while the
                         person insured by the policy is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

                      ---------------------------------------------------------
Policy date,           Your policy date
monthly payment        This is usually the day we approve your policy
date, policy           application. It's also the beginning of your first
anniversary date       policy year. Your policy's monthly, quarterly, semi-
                       annual and annual anniversary dates are based on your
                       policy date.
In Massachusetts,
the policy date is     The policy date is set so that it never falls on the
known as the issue     29th, 30th or 31st of any month. We'll apply your first
date.                  premium payment as of your policy date or as of the day
                       we receive your premium, whichever is later.

                       Backdating your policy
In Ohio, your          You can have your policy backdated up to six months, as
policy can be          long as we approve it. Backdating in some cases may
backdated only         lower your cost of insurance rates since these rates
three months.          are based on the age of the person insured by the
                       policy. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

                       Your monthly payment date
                       This is the day we deduct the monthly charges from your policy's accumulated value. The first monthly payment date is your policy date, and it's the same day each month thereafter. Monthly charges are explained in the section called Your policy's accumulated value.

                       Your policy anniversary date
                       This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

                      ---------------------------------------------------------
Statements and         We send the following statements and reports to policy
reports we'll          owners:
send you
                       . a confirmation for many financial transactions,
We can create            usually including premium payments and transfers,
customized               loans, loan repayments, withdrawals and surrenders.
hypothetical             Monthly deductions and scheduled transactions made
illustrations of         under the dollar cost averaging, portfolio
benefits under your      rebalancing and first year transfer programs are
policy based on          reported on your quarterly policy statement.
different
assumptions.           . a quarterly policy statement. The statement will tell
                         you the accumulated value of your policy by
We'll send you one       investment options, cash surrender value, the amount
policy illustration      of the death benefit, the policy's face amount, and
free of charge each      any outstanding loan amount. It will also include a
policy year if you       summary of all transactions that have taken place
ask for one. We          since the last quarterly statement, as well as any
reserve the right        other information required by law.
to charge $25 for
additional             . supplemental schedules of benefits and planned
illustrations.           periodic premiums. We'll send these to you if you
                         change your policy's face amount or change any of the policy's other benefits.

                       . financial statements, at least annually or as
                         required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

                      ---------------------------------------------------------
Your right to          During the free look period, once your policy is in
cancel                 force you have the right to cancel (or refuse) your
                       policy and return it to us or your registered
There are special      representative for a refund.
rules for the free
look period in         The amount of your refund may be more or less than the
certain states.        premium payments you've made, depending on the state
Here are some          where you signed your application. We'll always deduct
examples:              any outstanding loan amount from the amount we refund
 . In California the    to you.
  free look period
  ends 30 days         You'll find a complete description of the free look
  after you receive    period that applies to your policy on the policy's
  your policy if       cover sheet, or on a notice that accompanied your
  you're 60 years      policy. Generally, the free look period ends 10 days
  old or over or if    after you receive your policy. Some states may have a
  you're replacing     different free look period if you are replacing another
  another life         life insurance policy.
  insurance policy.
 . In Colorado the      In most states, your refund will be based on the
  free look period     accumulated value of your policy. In these states,
  ends after 15        we'll allocate your net premiums to the investment
  days.                options you've chosen. If you exercise your right to
 . In North Dakota      cancel, your refund will be:
  the free look
  period ends after    . any charges or taxes we've deducted from your
  20 days.               premiums
                       . the net premiums allocated to the fixed options
Please call us or      . the accumulated value allocated to the variable
your registered          investment options
representative if      . any monthly charges and fees we've deducted from your
you have questions       policy's accumulated value in the variable investment
about your right to      options.
cancel your policy.
                       In some states we're required to refund the premium payments you've made. If you sign your application in one of these states, we'll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we'll transfer the accumulated value in the Money Market investment option to the investment options you've chosen.

                       The free look transfer date is the latest of the following:

                       . 15 days after we issue your policy
                       . when we consider your policy to be in force.

PACIFIC SELECT EXEC II BASICS


                      ---------------------------------------------------------
Timing of payments,    Effective date
forms and requests     Once your policy is in force, the effective date of
                       payments, forms and requests you send us is usually
A business day,        determined by the day and time we receive the item in
called a valuation     proper form at the mailing address that appears on the
date in your           back cover of this prospectus.
policy, is any day
that the New York      Planned periodic premium payments, loan requests,
Stock Exchange and     transfer requests, loan payments or withdrawal or
our life insurance     surrender requests that we receive in proper form
client services        before 4:00 p.m. Eastern time on a business day will
offices are open.      normally be effective as of the end of that day, unless
It usually ends at     the transaction is scheduled to occur on another
4:00 p.m. Eastern      business day. If we receive your payment or request on
time.                  or after 4:00 p.m. Eastern time on a business day, your
                       payment or request will be effective as of the end of
The New York Stock     the next business day. If a scheduled transaction falls
Exchange is usually    on a day that is not a business day, we'll process it
closed on weekends     as of the end of the next business day.
and on the
following days:        Other forms, notices and requests are normally
 . New Year's Day,      effective as of the next business day after we receive
  Martin Luther        them in proper form, unless the transaction is
  King, Jr. Day,       scheduled to occur on another business day. Change of
  President's Day,     owner and beneficiary forms are effective as of the day
  Good Friday,         you sign the change form, once we receive them in
  Memorial Day,        proper form.
  July Fourth,
  Labor Day,           Proper form
  Thanksgiving Day     We'll process your requests once we receive all
  and Christmas        letters, forms or other necessary documents, completed
  Day,                 to our satisfaction. Proper form may require, among
and                    other things, a signature guarantee or some other proof
 . the Friday before    of authenticity. We do not generally require a
  New Years Day,       signature guarantee, but we may ask for one if it
  July Fourth or       appears that your signature has changed, if the
  Christmas Day if     signature does not appear to be yours, if we have not
  that holiday         received a properly completed application or
  falls on a           confirmation of an application, or for other reasons to
  Saturday             protect you and us.
 . the Monday
  following New        When we make payments and transfers
  Year's Day, July     We'll normally send the proceeds of transfers,
  Fourth or            withdrawals, loans, surrenders, exchanges and death
  Christmas Day if     benefit payments within seven days after the effective
  that holiday         date of the request in proper form. We may delay
  falls on a Sunday    payments and transfers, or the calculation of payments
unless unusual         and transfers based on the value in the variable
business conditions    investment options under unusual circumstances, for
exist, such as the     example, if:
ending of a monthly
or yearly              . the New York Stock Exchange closes on a day other
accounting period.       than a regular holiday or weekend
                       . trading on the New York Stock Exchange is restricted
Our client services    . an emergency exists as determined by the SEC, as a
offices are also         result of which the sale of securities is not
usually closed on        practicable, or it is not practicable to determine
the following days:      the value of a variable account's assets, or
 . the Monday before    . the SEC permits a delay for the protection of policy
  New Year's Day,        owners.
  July Fourth, or
  Christmas Day, if    We may delay transfers and payments from the fixed
  any of these         options, including the proceeds from withdrawals,
  holidays falls on    surrenders and loans, for up to six months. We'll pay
  a Tuesday            interest at an annual rate of at least 3% on any
                       withdrawals or surrender proceeds from the fixed
                       options that we delay for 30 days or more.
 . the Tuesday
  before Christmas     We pay interest at an annual rate of at least 3% on
  Day if that          death benefit proceeds, calculated from the day the
  holiday falls on     person insured by the policy dies to the day we pay the
  a Wednesday          proceeds.
 . the Friday after
  New Year's Day,
  July Fourth or
  Christmas Day, if
  any of these
  holidays falls on
  a Thursday
 . the Friday after
  Thanksgiving.

Call us or contact
your registered
representative if
you have any
questions about the
proper form
required for a
request.

To request payment
of death benefit
proceeds, send us
proof of death and
payment
instructions.

                      ---------------------------------------------------------
Telephone and          You can make loans or transfers, and give us
electronic             instructions regarding the dollar cost averaging
transactions           program or portfolio rebalancing program, by telephone
                       any time after the free look period as long as we have
Please ask your        your signed authorization form on file.
registered
representative for     Certain registered representatives are able to give us
more information       instructions electronically if authorized by you. You
regarding              may appoint your registered representative to give us
electronic             instructions on your behalf by completing and filing a
transactions.          telephone and electronic authorization form with us.

                       Here are some things you need to know about telephone and electronic transactions:

                       . You must complete a telephone and electronic
                         authorization form.
                       . If your policy is jointly owned, all joint owners
                         must sign the telephone and electronic authorization. We'll take instructions from any owner or anyone you appoint.
                       . We may use any reasonable method to confirm that your
                         telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

                       We'll send you a written confirmation of each telephone and electronic transaction.

                       Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

                       When you send us your telephone and electronic authorization form, you agree that:

                       . we can accept and act upon instructions you or anyone
                         you appoint give us over the telephone or electronically
                       . neither we, any of our affiliates, the Pacific Select
                         Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures
                       . you bear the risk of any loss that arises from your
                         right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

                       We'll pay death benefit proceeds to your beneficiary after the person insured by the policy dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

                       This policy offers three death benefit options, Options
Your policy's          A, B and C. The option you choose will generally depend
initial amount of      on which is more important to you: a larger death
insurance coverage     benefit or building the accumulated value of your
is its initial face    policy.
amount. We
determine the face     This policy offers two ways to calculate the guideline
amount based on        minimum death benefit: the cash value accumulation test
instructions           and the guideline premium test. These are called death
provided in your       benefit qualification tests. The test you choose will
application.           generally depend on the amount of premiums you want to
                       pay.
The minimum face
amount when a          Here are some things you need to know about the death
policy is issued is    benefit:
usually $50,000,       . You choose your death benefit option and death
but we may reduce        benefit qualification test on your policy
this in some             application.
circumstances.         . If you do not choose a death benefit option, we'll
                         assume you've chosen Option A.
You'll find your       . If you do not choose a death benefit qualification
policy's face            test, we'll assume you've chosen the guideline
amount, which            premium test.
includes any           . The death benefit will always be the greater of the
increases or             death benefit under the option you choose or the
decreases, in the        guideline minimum death benefit, calculated using the
specification pages      death benefit qualification test you've chosen.
in your policy.        . The death benefit will never be lower than the face
                         amount of your policy if you've chosen Option A or B.
If you signed the        Of course, the death benefit proceeds will always be
application for          reduced by any outstanding loan amount.
your policy in         . We'll pay the death benefit proceeds to your
Florida, after the       beneficiary when we receive proof of the death of the
person insured by        person insured by the policy.
the policy reaches
age 100, the death
benefit equals the
accumulated value.

                      ---------------------------------------------------------
Choosing your death    You can choose one of the following three options for
benefit option         the death benefit on your application.

                       Option A - the         Option B - the face
                       face amount of         amount of your policy
                       your policy.           plus its accumulated
                                              value.

                        [OPTION A ARTWORK
                          APPEARS HERE]         [OPTION B ARTWORK
                                                  APPEARS HERE]

                                              The death benefit
                                              changes as your
                                              policy's accumulated
                                              value changes. The
                                              better your
                                              investment options
                                              perform, the larger
                       Option C - the         the death benefit
                       face amount of         will be.
                       your policy plus
                       the total premiums
                       you've paid minus
                       any withdrawals or
                       distributions
                       made.

                        [OPTION C ARTWORK
                          APPEARS HERE]

                       The more premiums
                       you pay and the
                       less you withdraw,
                       the larger the
                       death benefit will
                       be.

                      ---------------------------------------------------------
Choosing a death       This policy offers two death benefit qualification
benefit                tests, which we use to calculate the guideline minimum
qualification test     death benefit. You choose one of these tests on your
                       application. Once you choose a test, you cannot change
The guideline          it.
minimum death
benefit is the         In general, you should choose the cash value
minimum death          accumulation test if you do not want to limit the
benefit needed for     amount of premiums you can pay into your policy. If you
your policy to         want to pay a premium that increases the net amount at
qualify as life        risk, however, you need to provide us with satisfactory
insurance under        evidence of insurability before we can increase the
Section 7702 of the    death benefit.
Internal Revenue
Code.                  The guideline minimum death benefit will generally be
                       smaller under the guideline premium test than under the
Net amount at risk     cash value accumulation test.
is the difference
between the death      Cash value accumulation test
benefit that would     The cash value accumulation test is available to
be payable if the      policies issued on or after February 1, 2000.
person insured by
the policy died and    If you choose the cash value accumulation test, your
the accumulated        policy's guideline minimum death benefit will be the
value of your          greater of:
policy.
                       . the minimum death benefit amount that's needed for
There are other          the policy to qualify as life insurance under the tax
limits on premiums       code or
you can pay into       . 101% of the policy's accumulated value.
your policy, which
are described in       This test determines what the death benefit should be
How premiums work.     in relation to your policy's accumulated value. In
                       general, as your policy's accumulated value increases,
The cash value         the death benefit must also increase to ensure that
accumulation test      your policy qualifies as life insurance under the tax
is defined in          code.
Section 7702(b) of
the tax code.


An example
For a policy that      Under the test, a policy's death benefit must be large
insures a male, age    enough to ensure that its cash surrender value, as
45 when the policy     defined in Section 7702 of the tax code (and which is
was issued, with a     based on accumulated value, among other things), is
standard nonsmoking    never larger than the net single premium that's needed
risk class, in         to fund future benefits under the policy. The net
Policy Year 6 the      single premium under your policy varies according to
guideline minimum      the age, sex, and risk class of the person insured by
death benefit under    your policy. It's calculated using an interest rate of
the cash value         at least 4% and the guaranteed mortality charges as of
accumulation test      the time the policy is issued. We'll use a higher
is calculated by       interest rate if we've guaranteed it under your policy.
multiplying each
$1,000 of              The death benefit determined by your policy's net
accumulated value      single premium will be at least equal to the amount
by a "net single       required for the policy to qualify as life insurance
premium factor" of     under the tax code.
2.4728.

                       Guideline premium test
The guideline          If you choose the guideline premium test, we calculate
premium test is        the guideline minimum death benefit by multiplying your
defined in Section     policy's accumulated value by a death benefit
7702(a)(2) of the      percentage.
tax code.
                       You'll find a table of death benefit percentages in
Death benefit          Appendix D and in your policy. The death benefit
percentages are        percentage is based on the guideline premium limit and
defined in Section     the age of the person insured by the policy. It is 250%
7702(d) of the tax     when the person is age 40 or younger, and reduces as
code.                  the person gets older.

                       Under this test, the total premiums you pay cannot exceed your policy's guideline premium limit. You'll find a more detailed discussion of the guideline premium limit in How premiums work.

THE DEATH BENEFIT

                      ---------------------------------------------------------
Comparing the death    The tables below compare the death benefits provided by
benefit options        the policy's three death benefit options. The examples
                       are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

                       The example below is based on the following:

                       . the person insured by the policy is age 45 at the
                         time the policy was issued and dies at the beginning of the sixth policy year
                       . face amount is $100,000
                       . accumulated value at the date of death is $25,000
                       . total premium paid into the policy is $30,000
                       . the guideline minimum death benefit under the
                         guideline premium test is $46,250 (assuming a guideline premium test factor of 185% x accumulated value)
                       . the guideline minimum death benefit under the cash
                         value accumulation test is $61,820.00 (assuming a net single premium factor of $2.4728 for each $1,000 of accumulated value)

                   -------------------------------------------------------------------------------------
                                                         If you select the guideline
                                                         premium test, the death
                                                         benefit is the larger of
                                                         these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000       $46,250         $74,754.01
                   Option B  Face amount plus
                             accumulated value             $125,000       $46,250         $99,692.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000       $46,250        $104,680.21
                   -------------------------------------------------------------------------------------

                   -------------------------------------------------------------------------------------
                                                         If you select the cash
                                                         value accumulation test,
                                                         the death benefit is the
                                                         larger of these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000     $61,820.00        $74,754.01
                   Option B  Face amount plus
                             accumulated value             $125,000     $61,820.00        $99,692.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000     $61,820.00       $104,680.21
                   -------------------------------------------------------------------------------------

If the death           Here's the same example, but with an accumulated value
benefit equals the     of $75,000. Because accumulated value has increased,
guideline minimum      the guideline minimum death benefit is now:
death benefit, any
increase in            . $138,750 for the guideline premium test
accumulated value      . $185,460 for the cash value accumulation test.
will cause an
automatic increase
in the death
benefit.

                   -------------------------------------------------------------------------------------
                                                         If you select the guideline
                                                         premium test, the death
                                                         benefit is the larger of
                                                         these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000      $138,750        $63,408.68
                   Option B  Face amount plus
                             accumulated value             $175,000      $138,750        $99,569.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000      $138,750        $63,408.68
                   -------------------------------------------------------------------------------------

                   -------------------------------------------------------------------------------------
                                                         If you select the cash
                                                         value accumulation test,
                                                         the death benefit is the
                                                         larger of these two amounts
                                                         ---------------------------
                   Death                                 Death benefit Guideline     Net amount at
                   benefit   How it's                    under         minimum       risk used for cost
                   option    calculated                  the option    death benefit of insurance charge
                   -------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000      $185,460        $110,003.78
                   Option B  Face amount plus
                             accumulated value             $175,000      $185,460        $110,003.78
                   Option C  Face amount plus
                             premiums less distributions   $130,000      $185,460        $110,003.78
                   -------------------------------------------------------------------------------------

                       These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy's accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

THE DEATH BENEFIT

                      ---------------------------------------------------------
When we pay the        We calculate the amount of the death benefit proceeds
death benefit          as of the end of the day the person insured by the
                       policy dies. If that person dies on a day that is not a
Your beneficiary       business day, we calculate the proceeds as of the next
can choose to          business day.
receive the death
benefit proceeds in    Your policy's beneficiary must send us proof that the
a lump sum or use      person insured by the policy died while the policy was
it to buy an income    in force, along with payment instructions.
benefit. Please see
the discussion         Death benefit proceeds equal the total of the death
about income           benefits provided by your policy and any riders you've
benefits in General    added, minus any outstanding loan amount, minus any
information about      overdue charges.
your policy.
                       We'll pay interest at an annual rate of at least 3% on
It is important        the death benefit proceeds, calculated from the day the
that we have a         person insured by the policy dies to the day we pay the
current address for    proceeds. In some states we may pay a higher rate of
your beneficiary so    interest if required by law.
that we can pay
death benefit
proceeds promptly.
If we cannot pay
the proceeds to
your beneficiary
within five years
of the death of the
person insured by
the policy, we'll
be required to pay
them to the state.

                      ---------------------------------------------------------
Changing your death    You can change your death benefit option while your
benefit option         policy is in force. Here's how it works:

We will not change     . You can change the death benefit option once in any
your death benefit       policy year.
option if it means
your policy will be    . You must send us your request in writing.
treated as a
modified endowment     . You can change to Option A or Option B.
contract, unless
you've told us in      . You cannot change from any death benefit option to
writing that this        Option C.
would be acceptable
to you. Modified       . The change will become effective on the first monthly
endowment contracts      payment date after we receive your request. If we
are discussed in         receive your request on a monthly payment date, we'll
Variable life            process it that day.
insurance and your
taxes.                 . The face amount of your policy will change by the
                         amount needed to make the death benefit under the new
Net amount at risk       option equal the death benefit under the old option
is the difference        just before the change. We will not let you change
between the death        the death benefit option if doing so means the face
benefit that would       amount of your policy will become less than $50,000.
be payable if the        We may waive this minimum amount under certain
person insured by        circumstances.
the policy died and
the accumulated        . Changing the death benefit option can also affect the
value of your            monthly cost of insurance charge since this charge
policy.                  varies with the net amount at risk.

                       . The new death benefit option will be used in all
                         future calculations.

                      ---------------------------------------------------------
Changing the face      You can increase or decrease your policy's face amount
amount                 starting on the first policy anniversary as long as we
                       approve it. Here's how it works:
If you change the
face amount, we'll     . You can change the face amount as long as the person
send you a               insured by the policy is still living.
supplemental
schedule of            . You can only change the face amount once in any
benefits and             policy year.
premiums.
                       . You must send us your request in writing while your
If your policy's         policy is in force.
death benefit is
equal to the           . The change will become effective on the first monthly
guideline minimum        payment date after we receive your request. If we
death benefit, and       receive your request on a monthly payment date, we'll
the net amount at        process it that day.
risk is more than
three times the        . The person insured by the policy will also need to
death benefit on         agree to the change in face amount, if that person is
the policy date, we      someone other than you.
may reduce the
death benefit by       . Increasing the face amount may increase the death
requiring you to         benefit, and decreasing the face amount may decrease
make a withdrawal        the death benefit. The amount the death benefit
from your policy.        changes will depend, among other things, on the death
                         benefit option you've chosen and whether, and by how
If we require you        much, the death benefit is greater than the face
to make a                amount before you make the change.
withdrawal, we will
not charge you our     . Changing the face amount can affect the net amount at
usual $25                risk, which affects the cost of insurance charge. An
withdrawal fee, but      increase in the face amount may increase the cost of
the withdrawal may       insurance charge, while a decrease may decrease the
be taxable. Please       charge.
turn to
Withdrawals,           . We can refuse your request to make the face amount
surrenders and           less than $50,000. We can waive this minimum amount
loans for                in certain situations, such as group or sponsored
information about        arrangements.
making withdrawals.
                       Increasing the face amount
Coverage segment       Here are some additional things you should know about
refers separately      increasing the face amount:
to the initial face
amount and any         . You must give us satisfactory evidence of
increase in face         insurability.
amount.
                       . Each increase you make to the face amount must be
                         $25,000 or more.

                       . We may charge you a fee of up to $100 for each
                         increase to cover the costs of processing the request. We deduct the fee on the day the increase is effective from all of your investment options in proportion to the accumulated value you have in each option.

                       . Increasing the face amount will increase the
                         mortality and expense risk charge.

Decreasing the face    Decreasing the face amount
amount may affect      Here are some additional things you should know about
your policy's tax      decreasing the face amount:
status. To ensure
your policy            .  The initial face amount and any additional coverage
continues to              segment are eligible for decrease
qualify as life           .  on or after the fifth anniversary of its
insurance, we might          effective date; or
be required to            .  on or after the first anniversary of its
return part of your          effective date if its effective date is before
premium payments to          the date the endorsement that limits your right
you if you've                to face amount decreases as stated above is added
chosen the                   to your policy according to our administrative
guideline premium            procedure.
test, or make          .  We'll apply any decrease in the face amount to
distributions from        eligible coverage segments in the following order:
the accumulated           .  to the most recent eligible increases you made to
value, which may be          the face amount
taxable.                  .  to the initial face amount
                       . We do not charge you for a decrease in face amount.
For more               . We can refuse your request to decrease the face
information, please      amount if making the change means:
see Variable life        . your policy will end because it no longer qualifies
insurance and your         as life insurance
taxes.                   . the distributions we'll be required to make from
                           your policy's accumulated value will be greater than your policy's net cash surrender value
                         . your policy will become a modified endowment
                           contract and you have not told us in writing that this is acceptable to you.

THE DEATH BENEFIT

                      ---------------------------------------------------------
Optional riders        There are ten optional riders that provide extra
                       benefits, some at additional cost. Not all riders are
Ask your registered    available in every state, and some riders may only be
representative for     added when you apply for your policy.
more information
about the riders       . Accidental death rider
available with the       Provides additional insurance coverage in the event
policy, or about         of the accidental death of the person insured by the
other kinds of life      policy.
insurance policies
offered by Pacific     . Children's term rider
Life.                    Provides term insurance for the children of the
                         person insured by the policy
There may be tax
consequences if you    . Annual renewable term rider
exercise your            Provides annual renewal term insurance on the person
rights under the         insured by the policy.
Accelerated living
benefits rider or      . Annual renewable and convertible term rider
the Estate tax           Provides annual renewal term insurance on members of
repeal rider.            the immediate family of the person insured by the
Please see Variable      policy.
life insurance and
your taxes for more    . Accounting benefit rider
information.             Provides added protection benefit on the person
                         insured by the policy.
Samples of the
provisions for the     . Guaranteed insurability rider
extra optional           Gives the right to buy additional insurance on the
benefits are             life of the person insured by the policy on certain
available from us        specified dates without proof of insurability.
upon written
request.               . Waiver of charges rider
                         Waives certain charges if the person insured by the policy becomes totally disabled before age 60.

                       . Accelerated living benefits rider
                         Gives the policy owner access to a portion of the policy's death benefit if the person insured by the policy has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

                       . Disability benefit rider
                         Provides a monthly addition to the policy's accumulated value when the person insured by the policy has a qualifying disability, until he or she reaches age 65.

                       . Estate tax repeal rider
                         Gives the policy owner a conditional right to return the policy to us and receive its accumulated value less any outstanding loan amount, plus a refund of certain loads and charges.

                       We'll add any rider charges to the monthly charge we deduct from your policy's accumulated value.

                       Things to keep in mind
                       We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a policy and a rider, however, may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the cash values based on your particular needs.

                       Under certain circumstances, combining a policy with an Annual renewable term rider or Accounting benefit rider may result in a face amount equal to the face amount of a single policy.

                       In general, your policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added riders. If you add a rider or riders to your policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a rider or riders may also affect the amount of premium you can pay on your policy and still have it qualify as life insurance.

                       Combining a policy with an Annual renewable term rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, your policy has guaranteed maximum charges. Adding an Annual renewable term rider will result in guaranteed maximum charges that are higher than for a single policy with the same face amount.

                       Combining a policy with an Accounting benefit rider may improve accumulated value accrual in the early years of your policy, but could result in either higher or lower charges than under a single policy. The timing of certain charges for policies held for certain periods may also be affected.

                       Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your policy's face amount that is made up of policy, Annual renewable term rider, or Accounting benefit rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK

                       Your policy gives you the flexibility to choose the
                       amount and frequency of your premium payments within
                       certain limits. Each premium payment must be at least
                       $50.
The amount,
frequency, and
period of time over    We deduct a premium load from each premium payment, and
which you make         then allocate your net premium to the investment
premium payments       options you've chosen. Depending on the performance of
may affect whether     your investment options, and on how many withdrawals,
your policy will be    loans or other policy features you've taken advantage
classified as a        of, you may need to make additional premium payments to
modified endowment     keep your policy in force.
contract, or no
longer qualifies as    If we do not receive your first premium payment within
life insurance for     20 days after we issue your policy, we can cancel the
tax purposes. See      policy and refund any partial premium payment you've
Variable life          made. We may waive the 20 day requirement in some
insurance and your     cases.
taxes for more
information.

                      ---------------------------------------------------------
Planned periodic       You can schedule the amount and frequency of your
premium payments       premium payments. We refer to scheduled premium
                       payments as your planned periodic premium. Here's how
                       it works:
Even if you pay all
your premiums when     . On your application, you choose a fixed amount of at
they're scheduled,       least $50 for each premium payment.
your policy could
lapse if the           . You indicate whether you want to make premium
accumulated value,       payments annually, semi-annually, or quarterly. You
less any                 can also choose monthly payments using our monthly
outstanding loan         Uni-check plan, which is described below.
amount, is not
enough to pay your     . We send you a notice to remind you of your scheduled
monthly charges.         premium payment (except for monthly Uni-check
Turn to Your             payments, which are paid automatically). If you own
policy's                 more than one policy, we'll send one notice -- called
accumulated value        a listbill -- that reminds you of your payments for
for more                 all of your policies. You can choose to receive the
information.             listbill every month. While you do not have to make
                         the premium payments you've scheduled, not making a premium payment may have an impact on any financial objectives you may have set for your policy's accumulated value and death benefit, and could cause your policy to lapse.

                       . We'll treat any payment you make during the life of
                         your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we'll treat it as a premium payment. Some states may require us to consider your payments as premium payments if you have not given us instructions to do otherwise.

                       Monthly Uni-check plan
                       Once you've made your first premium payment, you can make monthly premium payments using our Uni-check plan. Here's how it works:

                       . you authorize us to withdraw a specified amount from
                         your checking account each month

                       . you can choose any day between the 4th and 28th of
                         the month

                       . if you do not specify a day for us to make the
                         withdrawal, we'll withdraw the premium payment on your policy's monthly anniversary. If your policy's monthly anniversary falls on the 1st, 2nd or 3rd of the month, we'll withdraw the payment on the 4th of each month.

                      ---------------------------------------------------------
Deductions from        We deduct a premium load from each premium payment you
your premiums          make. The load is made up of three charges:

Your net premium is    Sales load
your premium           We deduct a 2.5% sales load from each premium payment
payment less the       you make.
premium load.
                       This charge helps pay for the cost of distributing our policies and is guaranteed not to increase. If our sales and distribution expenses are more than the sales load, we can recover these expenses from other charges, such as the mortality and expense risk charge and the surrender charge, and from any mortality gains.

                       State and local tax charge
                       We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to profit from this charge, and do not expect to change the rate unless the rate we pay changes.

                       Federal tax charge
                       We deduct 1.50% from each premium payment to pay federal taxes. We reserve the right to change this rate to respond to changes in law.

                      ---------------------------------------------------------
Allocating your        We generally allocate your net premiums to the
premiums               investment options you've chosen on your application on
                       the day we receive them. We currently limit your
There are special      allocations to 20 investment options at one time.
restrictions when
allocating premiums    When we allocate your first premium depends on the
to the Fixed LT        state where you signed your policy application. If you
account.               signed your application in a state that requires us to
                       return the premiums you've paid, we'll hold your net
Please turn to Your    premiums in the Money Market investment option until
investment options     the free look transfer date, and then transfer them to
for more               the investment options you've chosen.
information about
the investment         If you signed your application in a state that requires
options.               refunds to be based on accumulated value, we allocate
                       net premiums to the investment options you've chosen on the day we receive them or your policy date, if later.

HOW PREMIUMS WORK

                      ---------------------------------------------------------
Limits on the          Federal tax law puts limits on the amount of premium
premium payments       payments you can make in relation to your policy's
you can make           death benefit. These limits apply in the following
                       situations:

Before you buy a      . If you've chosen the guideline premium test as your
policy, you can ask     death benefit qualification test and accepting the
us or your              premium means your policy will no longer qualify as
registered              life insurance for federal income tax purposes.
representative for
a personalized         The total amount you can pay in premiums and still have
illustration that      your policy qualify as life insurance is your policy's
will show you the      guideline premium limit. The sum of the premiums paid,
guideline single       less any withdrawals, at any time cannot exceed the
premium and            guideline premium limit, which is the greater of:
guideline level
annual premiums.       . the guideline single premium or
                       . the sum of the guideline level annual premiums.

                       Your policy's guideline single premium and guideline level annual premiums appear on your policy's specification pages.

                       We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy's guideline premium limit. If we find that you've exceeded your guideline premium limit, we may remove all or part of a premium you've paid from your policy as of the day we applied it, and return it to you. We'll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

You'll find a         . If applying the premium in that policy year means your
detailed discussion     policy will become a modified endowment contract.
of modified
endowment contracts    A life insurance policy will become a modified
in Variable life       endowment contract if the sum of premium payments made
insurance and your     during the first seven contract years, less a portion
taxes.                 of withdrawals, exceeds the seven-pay limit defined in
                       Section 7702A of the Internal Revenue Code.

                       Unless you've told us in writing that you want your policy to become a modified endowment contract, we'll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We'll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we'll hold it and apply it to your policy on the anniversary date.

                       In both of these situations, if we remove an excess premium from your policy, we'll return the premium amount to you no later than 60 days after the end of that policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium payment we're returning to you.

                       If we do not return the premium amount to you within that time, we'll increase your policy's death benefit retroactively, to the day we applied the premium, and prospectively so that it's always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we'll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Net amount at risk    . If applying the premium payment to your policy will
is the difference       increase the net amount at risk. This will happen if
between the death       your policy's death benefit is equal to the guideline
benefit that would      minimum death benefit or would be equal to it once we
be payable if the       applied your premium payment.
person insured by
the policy died and    We may choose to accept your premium payment in this
the accumulated        situation, but before we do so, we may require
value of your          satisfactory evidence of the insurability of the person
policy.                insured by the policy.

                       We will not accept premium payments after the person insured by the policy reaches age 100.

YOUR POLICY'S ACCUMULATED VALUE

Accumulated value      Accumulated value is the value of your policy on any
is used as the         business day.
basis for
determining policy     We use it to calculate how much money is available to
benefits and           you for loans and withdrawals, and how much you'll
charges.               receive if you surrender your policy. It also affects
                       the amount of the death benefit if you choose a death benefit option that's calculated using accumulated value.

                       The accumulated value of your policy is not guaranteed - it depends on the performance of the investment options you've chosen, the premium payments you've made, policy charges and how much you've borrowed or withdrawn from the policy.

                      ---------------------------------------------------------
Calculating your       Your policy's accumulated value is the total amount
policy's               allocated to the variable investment options and the
accumulated value      fixed options, plus the amount in the loan account.

Please see Taking      We determine the value allocated to the variable
out a loan for         investment options on any business day by multiplying
information about      the number of accumulation units for each variable
loans and the loan     investment option credited to your policy on that day,
account.               by the variable investment option's unit value at the
                       end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

                      ---------------------------------------------------------
Monthly deductions     We deduct a monthly charge from your policy's
                       accumulated value in the investment options each
If there is not        monthly payment date.
enough accumulated
value to pay the       Unless you tell us otherwise, we deduct the monthly
monthly charge,        charge from the investment options that make up your
your policy could      policy's accumulated value, in proportion to the
lapse. The             accumulated value you have in each option. This charge
performance of the     is made up of three charges:
investment options
you choose, not        Cost of insurance
making planned         This charge is for providing you with life insurance
premium payments,      protection. Like other policy charges, we may profit
or taking out a        from the cost of insurance charge and may use these
loan all affect the    profits for any lawful purpose such as the payment of
accumulated value      distribution and administrative costs.
of your policy.
                       We deduct a cost of insurance charge based on the cost
You'll find a          of insurance rate for your policy's initial face amount
discussion about       and for each increase you make to the face amount.
when your policy
might lapse, and       There are maximum or guaranteed cost of insurance rates
what you can do to     associated with your policy. These rates are shown in
reinstate it, later    your policy's specification pages. When the person
in this section.       insured by your policy reaches age 100, the guaranteed
                       cost of insurance rate is zero - in other words, you no longer pay any cost of insurance.

Unisex rates are       The guaranteed rates include the insurance risks
used in the state      associated with insuring one person. They are
of Montana. They       calculated using 1980 Commissioners Standard Ordinary
are also used when     Mortality Tables or the 1980 Commissioners Ordinary
a policy is owned      Mortality Table B, which are used for unisex cost of
by an employer in      insurance rates. The rates are also based on the age,
connection with        gender and risk class of the person insured by the
employment-related     policy unless unisex rates are required.
or benefit
programs.              Our current cost of insurance rates will apply
                       uniformly to all members of the same class. Any changes
Class is determined    in the cost of insurance rates will apply uniformly to
by a number of         all members of the same class. These rates generally
factors, including     increase as the person's age increases, and they vary
the age, risk          with the number of years the policy has been in force.
classification,        Our current rates are lower than the guaranteed rates
smoking status and     and they will not exceed the guaranteed rates in the
gender (unless         future.
unisex rates are
required) of the
person insured by
the policy, and the
policy date and
duration.

YOUR POLICY'S ACCUMULATED VALUE


                       Choosing a guaranteed period
                       We'll guarantee our current cost of insurance rates for five years. If the person insured by the policy is age 65 or younger and in our standard risk class when the policy is issued, you have the option to extend the guaranteed period to ten years. You can only do this when the policy is issued and you cannot change the guaranteed period later.

                       If you increase the face amount, the cost of insurance rates associated with the increase will have the same five-year or ten-year guaranteed period that you chose when the policy was issued. This will be effective on the day of the increase. However, if the person insured by the policy is older than age 65 or no longer qualifies for our standard risk class on the day of the increase, you'll receive the five-year guaranteed period.

                       The guaranteed period you choose may affect the accumulated value and the initial face amount of your policy, as well as the amount of premium you can pay. The five-year guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger accumulated value. The ten-year guarantee period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your insurance needs and financial objectives with your registered representative to help you determine which guaranteed period works best for you.

                       There is no charge for extending the guaranteed period to ten years.


                      ---------------------------------------------------------
If you add an          How we calculate cost of insurance
annual renewable       We calculate cost of insurance by multiplying the
term or accounting     current cost of insurance rate by a discounted net
benefit rider to       amount at risk at the beginning of each policy month.
your policy, we
will include the       Net amount at risk for the cost of insurance
face amount of the     calculation is the difference between a discounted
rider in this          death benefit that would be payable if the person
calculation of cost    insured by the policy died and the accumulated value of
of insurance.          your policy at the beginning of the policy month before
                       the monthly charge is due.

                       First, we calculate the total net amount at risk for your policy in two steps:

                       . Step 1: we divide the death benefit that would be
                         payable at the beginning of the policy month by 1.002466.

                       . Step 2: we subtract your policy's accumulated value
                         at the beginning of the policy month from the amount we calculated in step 1.

                       Next, we allocate the net amount at risk in proportion to the face amount and each increase that's in force as of your monthly payment date.

                       We then multiply the amount of each allocated net amount at risk by the cost of insurance rate for each coverage. The sum of these amounts is your cost of insurance charge.

                       Administrative charge
                       We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our policies. We guarantee that this charge will not increase. When the person insured by the policy reaches age 100, the administrative charge is zero - in other words, you no longer pay any administrative charge.

                       Mortality and expense risk charge
                       Mortality risk is the chance that the people insured by policies we've issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

                       Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

                       The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.


                      ---------------------------------------------------------
An example             How we calculate the mortality and expense risk charge
For a policy that
insures a male non-    The mortality and expense risk charge has two separate
smoker who is age      charges:
45 when the policy
is issued, with:       . M&E risk face amount charge We deduct a face amount
                         charge every month during the first 10 policy years,
 . a face amount of       at a rate that is based on the age of the person
  $350,000               insured by the policy on the policy date and on a
                         face amount component factor per $1,000 of the
 . accumulated value      initial face amount of your policy. The rates for the
  of $30,000 after       face amount component are shown in Appendix A.
  deducting any
  outstanding loan       If you increase the face amount, each increase will
  amount.                have a corresponding face amount charge related to
                         the amount of the increase. The charge is based on
The monthly charge       the age and risk classification of the person insured
for the M&E risk         by the policy at the time of the increase. We'll
face amount charge       specify these charges in a supplemental schedule of
is:                      benefits at the time of the increase. We'll apply
                         each charge for 10 years from the day of the
 . $119.70 under          increase. If you decrease the face amount, the charge
  death benefit          will remain the same.
  Option A and
  Option C             . M&E risk asset charge We deduct a risk asset charge
  (($350,000 /           every month at an annual rate of 0.45% (0.0375%
  1,000) X 0.342).       monthly) on the first $25,000 of your policy's
                         accumulated value in the investment options plus an
 . $159.95 under          annual rate of 0.05% (0.0042% monthly) of the
  death benefit          accumulated value in the investment options that
  Option B               exceeds $25,000. For the purposes of this charge, the
  (($350,000 /           amount of accumulated value is calculated on the
  1,000) X 0.457).       monthly payment date before we deduct the monthly
                         charge, but after we deduct any outstanding loan
The monthly charge       amount or allocate any new net premiums, withdrawals
for the M&E risk         or loans. When the person insured by the policy
asset charge is          reaches age 100, the annual rate is 0%--in other
$9.58 (($25,000 x        words, you no longer pay this charge.
0.0375%) plus
($5,000 x
0.0042%)).

Sample rates for
the M&E risk face
amount charge
appear in
Appendix A.
                       Charges for optional riders
                       If you add any riders to your policy, we add any charges for them to your monthly charge.

YOUR POLICY'S ACCUMULATED VALUE

                      ---------------------------------------------------------
Lapsing and            Your policy will lapse if there is not enough
reinstatement          accumulated value, after subtracting any outstanding
                       loan amount, to cover the monthly charge on the day we make the deduction. Your policy's accumulated value is affected by the following:

                       . loans or withdrawals you make from your policy

                       . not making planned premium payments

                       . the performance of your investment options

                       . charges under the policy.

                       There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

                       If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that's available and send you, and anyone you've assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

                       We'll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.


                       If you do not make the minimum payment

                       If we do not receive your payment within the grace period, your policy will lapse with no value. This means we'll end your life insurance coverage.


Remember to tell us    If you make the minimum payment
if your payment is
a premium payment.     If we receive your payment within the grace period,
Otherwise, we'll       we'll allocate your net premium to the investment
treat it as a loan     options you've chosen and deduct the monthly charge
repayment.             from your investment options in proportion to the
                       accumulated value you have in each option.

                       If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy's face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you'll have to repay a portion of your outstanding loan amount.


                       How to avoid future lapsing

                       To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.


                       Paying death benefit proceeds during the grace period

                       If the person insured by the policy dies during the grace period, we'll pay death benefit proceeds to your beneficiary. We'll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

                       Reinstating a lapsed policy

                       If your policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We'll reinstate it if you send us the following:

                       . a written application

                       . evidence satisfactory to us that the person insured
                         by the policy is still insurable

                       . a premium payment sufficient to keep your policy in
                         force for three months after the day your policy is reinstated

                       . payment of all unpaid monthly charges that were due
                         in the grace period.

                       We'll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We'll allocate it according to your most recent premium allocation instructions.


                       Reinstating a lapsed policy with an outstanding loan amount

                       If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

                       . If we reinstate your policy on the first monthly
                         payment date that immediately follows the lapse, we'll also reinstate the loan amount that was outstanding the day your policy lapsed.

                       . If we reinstate your policy on any monthly payment
                         date other than the monthly payment date that immediately follows the lapse, we'll deduct the outstanding loan amount from your policy's accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

                       This section tells you about the investment options available under your policy and how they work.

You can change your    We put your premium payments in our general and
premium allocation     separate accounts. We own the assets in our accounts
instructions by        and allocate your premiums, less any charges, to the
writing or sending     investment options you've chosen. Amounts allocated to
a fax. If we have      the fixed options are held in our general account.
your completed         Amounts allocated to the variable investment options
telephone and          are held in our separate account.
electronic
authorization form     You choose your initial investment options on your
on file, you can       application. If you choose more than one investment
call us at 1-800-      option, you must tell us the dollar amount or
800-7681 or submit     percentage you want to allocate to each option. You can
a request              change your premium allocation instructions at any
electronically         time.
through your
appointed agent. Or    The investment options you choose, and how they
you can ask your       perform, will affect your policy's accumulated value
registered             and may affect the death benefit. Please review the
representative to      investment options carefully and ask your registered
contact us.            representative to help you choose the right ones for
                       your goals and tolerance for risk. Make sure you
You'll find            understand any costs you may pay directly and
information about      indirectly on your investment options because they will
when we allocate       affect the value of your policy.
premium payments to
your investment
options in How
premiums work.

Your policy's
accumulated value
may be allocated to
up to 20 investment
options at any one
time.

                      ---------------------------------------------------------
Variable investment    You can choose from 31 variable investment options.
options                Each variable investment option is set up as a variable
                       account under our separate account and invests in a
Variable investment    corresponding portfolio of the Pacific Select Fund.
options are also       Each portfolio invests in different securities and has
known as variable      its own investment goals, strategies and risks. The
accounts. These        value of each portfolio will fluctuate with the value
variable accounts      of the investments it holds, and returns are not
are divisions of       guaranteed. Your policy's accumulated value will
our separate           fluctuate depending on the investment options you've
account. We bear       chosen. You bear the investment risk of any variable
the direct             investment options you choose.
operating expenses
of our separate        The following chart is a summary of the Pacific Select
account. For more      Fund portfolios. You'll find detailed descriptions of
information about      the portfolios in the Pacific Select Fund prospectus
how these accounts     that accompanies this prospectus. There's no guarantee
work, see About        that a portfolio will achieve its investment objective.
Pacific Life.          You should read the fund prospectus carefully before
                       investing.
We're the
investment adviser
for the Pacific
Select Fund. We
oversee the
management of all
the fund's
portfolios, and
manage two of the
portfolios
directly. We've
retained other
portfolio managers
to manage the other
portfolios.

PORTFOLIO                INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                   MAIN INVESTMENTS                       MANAGER

Blue Chip                Long-term growth of       Equity securities of "blue chip"       A I M Capital
                         capital. Current income   companies--typically large companies   Management, Inc.
                         is of secondary           that are well established in their
                         importance.               respective industries.


Aggressive Growth        Long-term growth of       Equity securities of small- and        A I M Capital
                         capital.                  medium-sized growth companies.         Management, Inc.



Aggressive Equity        Capital appreciation.     Equity securities of small emerging-   Alliance Capital
                                                   growth companies and medium-sized      Management L.P.
                                                   companies.



Emerging Markets         Long-term growth of       Equity securities of companies that    Alliance Capital
                         capital.                  are located in countries generally     Management L.P.
                                                   regarded as "emerging market"
                                                   countries.



Diversified Research     Long-term growth of       Equity securities of U.S. companies    Capital Guardian
                         capital.                  and securities whose principal markets Trust Company
                                                   are in the U.S.



Small-Cap Equity         Long-term growth of       Equity securities of smaller and       Capital Guardian
                         capital.                  medium-sized companies.                Trust Company




International Large-Cap  Long-term growth of       Equity securities of non-U.S.          Capital Guardian
                         capital.                  companies and securities whose         Trust Company
                                                   principal markets are outside of the
                                                   U.S.


Equity                   Capital appreciation.     Equity securities of large U.S.        Goldman Sachs
                         Current income is of      growth-oriented companies.             Asset Management
                         secondary importance.



I-Net Tollkeeper         Long-term growth of       Equity securities of companies which   Goldman Sachs
                         capital.                  use, support, or relate directly or    Asset Management
                                                   indirectly to use of the Internet.
                                                   Such companies include those in the
                                                   media, telecommunications, and
                                                   technology sectors.

Financial Services       Long-term growth of       Equity securities in the financial     INVESCO
                         capital.                  services sector. Such companies        Funds Group, Inc.
                                                   include banks, insurance companies,
                                                   brokerage firms and other finance-
                                                   related firms.


Health Sciences          Long-term growth of       Equity securities in the health        INVESCO
                         capital.                  sciences sector. Such companies        Funds Group, Inc.
                                                   include medical equipment or supplies,
                                                   pharmaceuticals, health care
                                                   facilities and other health sciences-
                                                   related firms.

Technology               Long-term growth of       Equity securities in the technology    INVESCO
                         capital.                  sector. Such companies include         Funds Group, Inc.
                                                   biotechnology, communications,
                                                   computers, electronics, Internet
                                                   telecommunications, networking,
                                                   robotics, video and other technology-
                                                   related firms.

Telecommunications       Long-term growth of       Equity securities in the               INVESCO
                         capital. Current income   telecommunications sector. Such as     Funds Group, Inc.
                         is of secondary           companies that offer telephone
                         importance.               service, wireless communications,
                                                   satellite communications, television
                                                   and movie programming, broadcasting
                                                   and Internet access.

Multi-Strategy           High total return.        A mix of equity and fixed income       J.P. Morgan
                                                   securities.                            Investment
                                                                                          Management Inc.



Equity Income            Long-term growth of       Equity securities of large and medium- J.P. Morgan
                         capital and income.       sized dividend-paying U.S. companies.  Investment
                                                                                          Management Inc.



Strategic Value          Long-term growth of       Equity securities with the potential   Janus Capital
                         capital.                  for long-term growth of capital.       Corporation

YOUR INVESTMENT OPTIONS

PORTFOLIO               INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                  MAIN INVESTMENTS                       MANAGER

Growth LT               Long-term growth of       Equity securities of a large number of Janus Capital
                        capital consistent with   companies of any size.                 Corporation
                        the preservation of
                        capital.


Focused 30              Long-term growth of       Equity securities selected for their   Janus Capital
                        capital.                  growth potential.                      Corporation



Mid-Cap Value           Capital appreciation.     Equity securities of medium-sized U.S. Lazard Asset
                                                  companies believed to be undervalued.  Management



International Value     Long-term capital         Equity securities of companies of any  Lazard Asset
                        appreciation primarily    size located in developed countries    Management
                        through investment in     outside of the U.S.
                        equity securities of
                        corporations domiciled in
                        countries other than the
                        U.S.

Capital Opportunities   Long-term growth of       Equity securities with the potential   MFS Investment
                        capital.                  for long-term growth of capital.       Management



Mid-Cap Growth          Long-term growth of       Equity securities of medium-sized      MFS Investment
                        capital.                  companies believed to have above-      Management
                                                  average growth potential.



Global Growth           Long-term growth of       Equity securities of any size located  MFS Investment
                        capital.                  within and outside of the U.S.         Management



Equity Index            Investment results that   Equity securities of companies that    Mercury Advisors
                        correspond to the total   are included in the Standard & Poor's
                        return of common stocks   500 Composite Stock Price Index.
                        publicly traded in the
                        U.S.

Small-Cap Index         Investment results that   Equity securities of companies that    Mercury Advisors
                        correspond to the total   are included in the Russell 2000 Small
                        return of an index of     Stock Index.
                        small capitalization
                        companies.


REIT                    Current income and long-  Equity securities of U.S. and non-U.S. Morgan Stanley
                        term capital              companies principally engaged in the   Asset Management
                        appreciation.             U.S. real estate industry.



Inflation Managed       Maximize total return     Inflation-indexed bonds of varying     Pacific
 (formerly called       consistent with prudent   maturities issued by the U.S. and non  Investment
 Government Securities) investment management.    U.S. governments, their agencies and   Management
                                                  government sponsored enterprises, and  Company
                                                  corporations, forward contracts and
                                                  derivative instruments relating to
                                                  such securities.

Managed Bond            Maximize total return     Medium and high-quality fixed income   Pacific
                        consistent with prudent   securities with varying terms to       Investment
                        investment management.    maturity.                              Management
                                                                                         Company


Money Market            Current income consistent Highest quality money market           Pacific Life
                        with preservation of      instruments believed to have limited
                        capital.                  credit risk.



High Yield Bond         High level of current     Fixed income securities with lower and Pacific Life
                        income.                   medium-quality credit ratings and
                                                  intermediate to long terms to
                                                  maturity.



Large-Cap Value         Long-term growth of       Equity securities of large U.S.        Salomon Brothers
                        capital. Current income   companies.                             Asset Management
                        is of secondary                                                  Inc
                        importance.

An example             Calculating unit values
                       When you choose a variable investment option, we credit
You ask us to          your policy with accumulation units. The number of
allocate $6,000 to     units we credit equals the amount we've allocated
the Inflation          divided by the unit value of the variable account.
Managed investment     Similarly, the number of accumulation units in your
option on a            policy will be reduced when you make a transfer,
business day. At       withdrawal or loan from a variable investment option,
the end of that        and when your monthly charges are deducted.
day, the unit value
of the variable        The value of an accumulation unit is the basis for all
account is $15.        financial transactions relating to the variable
We'll credit your      investment options. We calculate the unit value for
policy with 400        each variable account once every business day, usually
units ($6,000          at or about 4:00 p.m. Eastern time.
divided by $15).

                       Generally, for any transaction, we'll use the next unit
The value of an        value calculated after we receive your written request.
accumulation unit      If we receive your written request before 4:00 p.m.
is not the same as     Eastern time, we'll use the unit value calculated as of
the value of a         the end of that business day. If we receive your
share in the           request on or after 4:00 p.m. Eastern time, we'll use
underlying             the unit value calculated as of the end of the next
portfolio.             business day.

For information        If a scheduled transaction falls on a day that is not a
about timing of        business day, we'll process it as of the end of the
transactions, see      next business day. For your monthly charge, we'll use
Pacific Select Exec    the unit value calculated on your monthly payment date.
II basics.             If your monthly payment date does not fall on a
                       business day, we'll use the unit value calculated as of the end of the next business day.

                       The unit value calculation is based on the following:
                       . the investment performance of the underlying
                         portfolio
                       . any dividends or distributions paid by the underlying
                         portfolio
                       . any charges for any taxes that are, or may become,
                         associated with the operation of the variable account.

                       The unit value of a variable account will change with the value of its corresponding Pacific Select Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.


                       A look at performance
                       Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

                       Information about the performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy's accumulated value to the variable account during a particular time period.

                       Performance information is no guarantee of how a variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that's shown.

                       We may show performance information in any way that's allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy owner's death benefit.

YOUR INVESTMENT OPTIONS


                       We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

                       Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

                       Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

                       In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

                       . other variable life separate accounts, mutual funds,
                         or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

                       . the Consumer Price Index, to assess the real rate of
                         return from buying a policy by taking inflation into consideration.

                       Reports and promotional literature may also contain our rating or a rating of our claims-paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

You'll find more       Fees and expenses paid by the Pacific Select Fund
about Pacific          The Pacific Select Fund pays advisory fees and other
Select Fund fees       expenses. These are deducted from the assets of the
and expenses in An     fund's portfolios and may vary from year to year. They
overview of Pacific    are not fixed and are not part of the terms of your
Select Exec II.        policy. If you choose a variable investment option,
                       these fees and expenses affect you indirectly because they reduce portfolio returns. The fund is governed by its own Board of Trustees.

                      ---------------------------------------------------------
Fixed options          You can also choose from two fixed options: the Fixed
                       account and the Fixed LT account. The fixed options
The fixed options      provide a guaranteed minimum annual rate of interest.
are not securities,    The amounts allocated to the fixed options are held in
so they do not fall    our general account.
under any
securities act. For    Here are some things you need to know about the fixed
this reason, the       options:
SEC has not
reviewed the           . Accumulated value allocated to the fixed options
disclosure in this       earns interest on a daily basis, using a 365-day
prospectus about         year. Our minimum annual interest rate is 3%.
these options.
However, other         . We may offer a higher annual interest rate on the
federal securities       fixed options. If we do, we'll guarantee the higher
laws may apply to        rate for one year.
the accuracy and
completeness of the    . There are no investment risks.
disclosure about
these options.         . There are limitations on when and how much you can
                         transfer from the fixed options. These limitations
For more                 are described below, in Transferring among investment
information about        options.
the general
account, see About     . We may limit the total amount you allocate to the
Pacific Life.            Fixed LT account for all Pacific Life policies you
                         own to $1,000,000 in any 12-month period, and transfer any amount over $1,000,000 to your other investment options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. You should contact us to find out if a higher limit is in effect.

                      ---------------------------------------------------------
Transferring among     You can transfer among your investment options any time
investment options     during the life of your policy without triggering any
                       current income tax. You can make transfers by writing
If your state          to us, by making a telephone or electronic transfer, or
requires us to         by signing up for one of our automatic transfer
refund your            programs. You'll find more information about making
premiums when you      telephone and electronic transfers in Pacific Select
exercise your right    Exec II basics.
to cancel, you can
make transfers and     Transfers will normally be effective as of the end of
use transfer           the business day we receive your written, telephone or
programs only after    electronic request.
the free look
transfer date. For     Here are some things you need to know about making
more information,      transfers:
please see Pacific
Select Exec II         . Your policy's accumulated value may be invested in up
basics.                  to 20 investment options at one time.

If you live in         . If you're making transfers between variable
Connecticut,             investment options, there is no minimum amount
Georgia, Maryland,       required and you can make as many transfers as you
North Carolina,          like.
North Dakota, or
Pennsylvania, you      . You can make transfers from the variable investment
can make transfers       options to the fixed options only in the policy month
to the fixed             right before each policy anniversary.
options any time
during the first 18    . You can only make one transfer from each fixed option
months of your           in any 12-month period, except if you've signed up
policy.                  for the first year transfer program.

You'll find more       . You can only transfer up to the greater of $5,000 or
about the first          25% of your policy's accumulated value in the Fixed
year transfer            account in any 12-month period, except for scheduled
program later in         transfers under the first year transfer program.
this section.
                       . You can only transfer up to the greater of $5,000 or
                         10% of your policy's accumulated value in the Fixed
                         LT account in any 12-month period.

                       . Currently, there is no charge for making a transfer
                         but we may charge you in the future.

YOUR INVESTMENT OPTIONS

                       . There is no minimum required value for the investment
                         option you're transferring to or from.
                       . You cannot make a transfer if your policy is in the
                         grace period and is in danger of lapsing.
                       . We can restrict or suspend transfers.
                       . We may choose to impose limits on transfer amounts,
                         the value of the investment options you're transferring to or from, or the number and frequency of transfers you can make.

                      ---------------------------------------------------------
Transfer programs      We offer three programs that allow you to make
                       automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options. Under the first year transfer program, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

Since the value of     Dollar cost averaging program
accumulation units     Our dollar cost averaging program allows you to make
can change, more       scheduled transfers of $50 or more between variable
units are credited     investment options without paying a transfer fee. It
for a scheduled        does not allow you to make transfers to or from either
transfer when unit     of the fixed options. Here's how the program works:
values are lower,      . You can set up this program at any time while your
and fewer units          policy is in force.
when unit values       . You need to complete a request form to enroll in the
are higher. This         program. You may enroll by telephone or
allows you to            electronically if you have a completed telephone and
average the cost of      electronic authorization form on file.
investments over       . You must have at least $5,000 in a variable
time. Investing          investment option to start the program.
this way does not      . We'll automatically transfer accumulated value from
guarantee profits        one variable investment option to one or more of the
or prevent losses.       other variable investment options you've selected.
                       . We'll process transfers as of the end of the business
                         day on your policy's monthly, quarterly, semi-annual or annual anniversary, depending on the interval you've chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.
                       . We will not charge you for the dollar cost averaging
                         program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.
                       . We have the right to discontinue, modify or suspend
                         the program at any time.
                       . We'll keep making transfers at the intervals you've
                         chosen until one of the following happens:
                         . the total amount you've asked us to transfer has
                           been transferred
                         . there is no more accumulated value in the
                           investment option you're transferring from
                         . your policy enters the grace period and is in
                           danger of lapsing
                         . you tell us in writing to cancel the program
                         . we discontinue the program.

Because the            Portfolio rebalancing program
portfolio              As the value of the underlying portfolios changes, the
rebalancing program    value of the allocations to the variable investment
matches your           options will also change. The portfolio rebalancing
original percentage    program automatically transfers your policy's
allocations, we may    accumulated value among the variable investment options
transfer money from    according to your original percentage allocations.
an investment
option with            Here's how the program works:
relatively higher      . You can set up this program at any time while your
returns to one with      policy is in force.
relatively lower       . You enroll in the program by sending us a written
returns.                 signed request or a completed automatic rebalancing
                         form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
                       . Your first rebalancing will take place on the monthly
                         payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
                       . If you cancel this program, you must wait 30 days to
                         begin it again.
                       . You cannot use this program if you're already using
                         the dollar cost averaging program.
                       . We do not currently charge for the portfolio
                         rebalancing program or for transfers made under this program.
                       . We can discontinue, suspend or change the program at
                         any time.

This program allows    First year transfer program
you to average the     Our first year transfer program allows you to make
cost of investments    monthly transfers during the first policy year from the
over your first        Fixed account to the variable investment options or the
policy year.           Fixed LT account. It does not allow you to transfer
Investing this way     among variable investment options.
does not guarantee
profits or prevent     Here's how the program works:
losses.                . You enroll in the program when you apply for your
                         policy.
                       . You choose a regular amount to be transferred every
                         month for 12 months
                       . We make the first transfer on the day we allocate
                         your first premium to the investment options you've chosen. Each transfer will be made on the same day every month.
                       . If you sign up for this program, we'll waive the
                         usual transfer limit for the Fixed account during the first policy year.
                       . If we make the last transfer during the second policy
                         year, we will not count it toward the usual one transfer per year limit for the Fixed account.
                       . If the accumulated value in the Fixed account is less
                         than the amount to be transferred, we'll transfer the balance and then cancel the program.
                       . If there is accumulated value remaining in the Fixed
                         account at the end of the program, our usual rules for the fixed account will apply.
                       . We do not currently charge for the first year
                         transfer program or for transfers made under this program.

WITHDRAWALS, SURRENDERS AND LOANS


Making a               You can take out all or part of your policy's
withdrawal, taking     accumulated value while your policy is in force by
out a loan or          making withdrawals or surrendering your policy. You can
surrendering your      take out a loan from us using your policy as security.
policy can change      You can also use your policy's loan and withdrawal
your policy's tax      features to supplement your income, for example, during
status, generate       retirement.
taxable income, or
make your policy
more susceptible to
lapsing. Be sure to
plan carefully
before using these
policy benefits.

If you withdraw a
larger amount than
you've paid into
your policy, your
withdrawal may be
considered taxable
income.

For more
information, see
Variable life
insurance and your
taxes.

                      ---------------------------------------------------------
Making withdrawals     You can withdraw part of your policy's net cash
                       surrender value starting on your policy's first
You can choose to      anniversary. Here's how it works:
receive your
withdrawal in a        . You must send us a written request that's signed by
lump sum or use it       all owners.
to buy an income
benefit. Please see    . Each withdrawal must be at least $200, and the net
the discussion           cash surrender value of your policy after the
about income             withdrawal must be at least $500.
benefits in General
information about      . If your policy has an outstanding loan amount, the
your policy.             maximum withdrawal you can take is the amount, if
                         any, by which the cash surrender value just before the withdrawal exceeds the outstanding loan amount divided by 90%.

We will not accept     . We'll charge you $25 for each withdrawal you make.
your request to
make a withdrawal      . If you do not tell us which investment options to
if it will cause         take the withdrawal from, we'll deduct the withdrawal
your policy to           and the withdrawal charge from all of your investment
become a modified        options in proportion to the accumulated value you
endowment contract,      have in each option.
unless you've told
us in writing that     . The accumulated value, cash surrender value and net
you want your            cash surrender value of your policy will be reduced
policy to become a       by the amount of each withdrawal.
modified endowment
contract.              . If the person insured under the policy dies after
                         you've sent a withdrawal request to us, but before we've made the withdrawal, we'll deduct the amount of the withdrawal from any death benefit proceeds owing.

                       How withdrawals affect your policy's death benefit Making a withdrawal will affect your policy's death benefit in the following ways:

                       . if your policy's death benefit does not equal the
                         guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.

                       . if your policy's death benefit equals the guideline
                         minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

                       How withdrawals affect your policy's face amount
                       If you've chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy's face amount.

                       If you've chosen death benefit Option A, a withdrawal may reduce your face amount. You can make one withdrawal during each of the first 15 policy years of up to 10% of the total premium payments you've made without reducing your policy's face amount. If you withdraw a larger amount, or make additional withdrawals, the face amount will be reduced by the amount, if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the withdrawal.

                      ---------------------------------------------------------
Taking out a loan      You can borrow money from us any time while your policy
                       is in force either by sending us a request in writing,
The amount in the      over the telephone or electronically. You'll find more
loan account, plus     information about requesting a loan by telephone or
any interest you       electronically in Pacific Select Exec II basics.
owe, is referred to
throughout this        When you borrow money from us, we use your policy's
prospectus as your     accumulated value as security. You pay interest on the
outstanding loan       amount you borrow. The accumulated value set aside to
amount. Your policy    secure your loan also earns interest. Here's how it
refers to this         works:
amount as policy
debt.                  . To secure the loan, we transfer an amount equal to
                         the amount you're borrowing from your accumulated
Taking out a loan        value in the investment options to the loan account.
will affect the          We'll transfer this amount from your investment
growth of your           options in proportion to the accumulated value you
policy's                 have in each option, unless you tell us otherwise.
accumulated value,
and may affect the     . Interest owing on the amount you've borrowed accrues
death benefit.           daily at an annual rate of 3.25%. Interest that has
                         accrued during the policy year is due on your policy
                         anniversary. If you do not pay the interest when it's
An example               due, we'll add it to the amount of your loan and
For a policy in          begin accruing interest on it from the day it was
policy year 5 with:      due. We'll also transfer an amount equal to the
 . accumulated value      interest that was due, from your policy's accumulated
  of $100,000            value to the loan account. We'll transfer this amount
 . an outstanding         from your investment options in proportion to the
  loan amount of         accumulated value you have in each option, unless you
  $60,000                tell us otherwise.
 . a most recent
  monthly charge of    . The amount in the loan account earns interest daily
  $225                   at an annual rate of at least 3.0%. On your policy
                         anniversary, we transfer the interest that's been
The maximum amount       credited to the loan account proportionately to your
you can borrow is        investment options according to your most recent
the greater of:          allocation instructions.

$25,500 ((90% X        . We currently intend to credit interest on the amount
($100,000 -              in the loan account at an annual rate of 3.25% in
$5,000)) - $60,000)      policy year 6 and thereafter. We can decrease the
                         rate credited if we believe the change is needed to
or                       ensure that your policy loan is not treated as a
                         taxable distribution under federal income tax laws,
$32,076.51               or any applicable ruling, regulation, or court
(a X (b / c)) - d,       decision. We will not decrease the annual rate to
where:                   less than 3.0% on the amount in the loan account.
a = $92,300
    ($100,000 -        How much you can borrow
    $5,000 - ($12 X    The minimum amount you can borrow is $200, unless there
    $225))             are other restrictions in your state. You can borrow up
b = 1.03               to the larger of the following amounts:
c = 1.0325
d = $60,000            . 90% of the accumulated value in the investment
                         options, less any surrender charges that would apply if you surrendered your policy on the day you took out the loan.

                       . the result of a X (b / c) - d, where:

                         a = the accumulated value of your policy less any
                             surrender charges that would have applied if you surrendered your policy on the day you took out the loan, and less 12 times the most recent monthly charge

                         b = 1.03

                         c = 1.0325

                         d = any outstanding loan amount.

                       Paying off your loan
                       You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we'll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the fixed options to the loan account. We'll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.

                       While you have an outstanding loan, we'll treat any money you send us as a loan payment unless you tell us otherwise in writing.

WITHDRAWALS, SURRENDERS AND LOANS

Your outstanding       What happens if you do not pay off your loan
loan amount could      If you do not pay off your loan, we'll deduct the
result in taxable      amount in the loan account, including any interest you
income if you          owe, from one of the following:
surrender your
policy, if your        . the death benefit proceeds before we pay them to your
policy lapses, or        beneficiary
if your policy is a
modified endowment     . the cash surrender value if you surrender your policy
contract. You
should talk to your    . the amount we refund if you exercise your right to
tax advisor before       cancel.
taking out a loan
under your policy.     Taking out a loan, whether or not you repay it, will
See Taking out a       have a permanent effect on the value of your policy.
loan in Variable       For example, while your policy's accumulated value is
life insurance and     held in the loan account, it will miss out on the
your taxes.            potential earnings available through the variable
                       investment options. The amount of interest you earn on the loan account may be less than the amount of interest you would have earned from the fixed options.
                       These could lower your policy's accumulated value, which could reduce the amount of the death benefit.

                       When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

                      ---------------------------------------------------------
Ways to use your       You can use your policy's loan and withdrawal features
policy's loan and      to supplement your income, for example, during
withdrawal features    retirement.

If you're              Using your policy to supplement your income does not
interested in using    change your rights or our obligations under the policy.
your life insurance    The terms for loans and withdrawals described in this
policy to              prospectus remain the same.
supplement your
retirement income,     Here are some things you should consider when setting
please contact us      up an income stream:
for more
information.           . the rate of return you expect to earn on your
                         investment options
We can provide you
with illustrations     . how long you would like to receive regular income
that give you
examples of how        . the amount of accumulated value you want to maintain
this could affect        in your policy.
the accumulated
value, net cash        Understanding the risks
surrender value and    Setting up an income stream may not be suitable for all
death benefit of       policy owners. It's important to understand the risks
your policy based      that are involved in using your policy's loan and
on different           withdrawal features.
hypothetical gross
rates of return. We    You must always leave enough accumulated value in your
will not use a         policy to help ensure your policy will continue to
higher rate than       qualify as life insurance and will not lapse. Your
12%, and will          policy will lapse if there is not enough accumulated
always compare it      value, after subtracting any outstanding loan amount,
with a rate of 0%      to cover the monthly charge on the day we make the
based on guaranteed    deduction and the grace period expires. If your policy
insurance costs.       lapses, we'll end your life insurance coverage.

The hypothetical       There are also charges associated with reinstating a
rates of return are    lapsed policy.
illustrative of
past or future         You should consult with your financial adviser and
results. Policy        carefully consider how much you can withdraw and borrow
values and benefits    from your policy each year to set up your income
would be different     stream.
from those shown in
the illustrations      Remember that the performance of your investment
if:                    options also affects your policy's accumulated value.
                       Poor performance can increase the danger of your policy
 . the gross annual     lapsing. And as the cost of insurance generally
  rates of return      increases with the age of the person insured by the
  are different        policy, this can also reduce the accumulated value.
  from the
  hypothetical
  rates

 . premiums were not
  paid as
  illustrated

 . loan interest was
  paid when due.

You can also ask       In addition, you should carefully review the policy
for accompanying       statements we send you. Your statements will allow you
charts and graphs      to monitor your policy's accumulated value, less your
that compare           outstanding loan amount, to ensure your policy can
results from           continue to support the income stream you have chosen.
various retirement
strategies.            If your policy lapses or you surrender your policy
                       after you have taken out a loan, you could face
You can ask your       significant income tax liability in the year of the
registered             lapse or surrender. Any outstanding loan amount will
representative for     automatically be repaid when your policy lapses or you
illustrations          surrender your policy. You could be taxed to the extent
showing how policy     that the net surrender value plus the outstanding loan
charges may affect     amount repaid exceeds the cost basis of your policy.
existing
accumulated value      Interest on a loan is due to us on each policy
and how future         anniversary. If we do not receive the interest when
withdrawals and        due, we'll add it to the outstanding loan amount and
loans may affect       begin accruing interest on it from the day it was due.
the accumulated        This has a compounding effect and can add to your
value and death        income tax liability.
benefit.
                       If the person insured by the policy dies, we'll deduct
Tax issues are         any outstanding loan amount from the death benefit.
described in detail    This means the death benefit proceeds will be less than
in Variable            the death benefit and may be less than the face amount.
insurance and your
taxes.

                      ---------------------------------------------------------
Surrendering your      You can surrender or cash in your policy at any time
policy                 while the person insured by the policy is still living.
                       Your policy's cash surrender value is its accumulated
You can choose to      value less any surrender charge that applies. The net
receive your money     cash surrender value equals your policy's cash
in a lump sum or       surrender value after deducting any outstanding loan
use it to buy an       amount.
income benefit.
Please see the         Here are some things you need to know about
discussion about       surrendering your policy:
income benefits in
General                . You must send us your policy and a written request.
information about
your policy.           . We'll send you the policy's net cash surrender value.
                         If you surrender your policy during the first 10
If you increase          policy years, we'll deduct a surrender charge that
your policy's face       helps cover our costs for underwriting, issuing and
amount, we'll send       distributing our policies.
you a supplemental
schedule of            . Your policy's surrender charge is based on the
benefits that            initial face amount of your policy and each
shows the                additional coverage segment and will never exceed the
surrender charge         lesser of the surrender charge or the maximum
associated with          surrender charge. The maximum surrender charge is
the increase.            calculated on each coverage segment at a rate that is
                         based on the age and risk class of the person insured by the policy on the date each coverage segment is effective, and each $1,000 of coverage segment.

                       . There's no surrender charge on the initial face
                         amount after 10 policy years.

                       . We guarantee the surrender charge rates will not
                         increase.

                       . If you increase your policy's face amount, each
                         increase has a surrender charge and maximum surrender charge, based on the amount of the increase and the age and risk classification of the person insured by the policy at the time of the increase, for 10 policy years.

                       . If you decrease the face amount, the decrease will
                         not affect your policy's surrender charge or maximum surrender charge.

WITHDRAWALS, SURRENDERS AND LOANS

                      ---------------------------------------------------------
Sample rates for       How we calculate the surrender charge
the surrender          The surrender charge and the maximum surrender charge
charge appear in       are assessed against your policy's accumulated value.
Appendix B.            They are based on the age and risk class of the person
                       insured by the policy, as well as the death benefit
Sample rates for       option you choose, for each $1,000 of the initial face
the maximum            amount of your policy.
surrender charge
appear in              The amount of the surrender charge does not change
Appendix C.            during the first policy year. Starting on the first
                       policy anniversary, we reduce the charge by 0.9259%
An example             each month until it reaches zero at the end of
For a policy:          10 policy years.
 . that insures a
  male non-smoker      The maximum surrender charge does not change during the
  who is age 45        first 10 policy years, and then is reduced to zero at
  when the policy      the end of the 10th policy year. The most we will
  is issued            assess on any surrendered coverage segment is $69.09
 . with an initial      per $1,000 of face amount.
  face amount of
  $350,000.            Please refer to your policy and any supplemental
                       schedule of benefits for maximum surrender charges.
For death benefit
Option A and
Option C, the
surrender charge
is:

 . $9,096.50 in the
  first policy year
  (($350,000 /
  $1,000) X 25.99)
 . $3,032.17 at the
  end of the
  seventh policy
  year ($9,096.50 -
  ($9,096.50 X
  .9259% X 72
  months))

We will never
deduct more than
the maximum
surrender charge,
which is $4,426.10

For death benefit
Option B, the
surrender charge
is:

 . $12,155.50 in the
  first policy year
  (($350,000 /
  $1,000) X 34.73)
 . $4,052.06 at the
  end of the
  seventh policy
  year ($12,155.50
  - ($12,155.50 X
  .9259% X 72
  months))

We will never
deduct more than
the maximum
surrender charge,
which is $5,752.60.

GENERAL INFORMATION ABOUT YOUR POLICY

                       This section tells you some additional things you should know about your policy.

                      ---------------------------------------------------------
Income benefit         If you surrender or make a withdrawal from your policy,
                       you can use the money to buy an income benefit that provides a monthly income. Your policy's beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

                       The following is one income benefit available under the Pacific Select Exec II policy:

                       . The income benefit is based on the life of the person
                         receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner's life. If the policy's beneficiary buys the income benefit, monthly income will be based on the beneficiary's life.
                       . We'll pay a monthly income for at least 10 years
                         regardless of whether the person receiving the income is still alive.
                       . After 10 years, we'll only pay the monthly income for
                         as long as the person receiving it is still alive.
                       . The minimum monthly income benefit calculated must be
                         at least $100.
                         For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

                      ---------------------------------------------------------
Substituting the       Starting on your policy's first anniversary, you can
person insured by      apply to substitute the person insured by your policy.
your policy            You must apply in writing and we must receive
                       satisfactory evidence of insurability of the new person
If you substitute      to be insured by the policy. You can only add riders on
the person insured     the new person insured by the policy if we approve the
by the policy,         addition of the riders.
we'll send you a
revised schedule of    The substitution will become effective on the first
benefits.              monthly payment date after we approve your request. We
                       may have to adjust the face amount, accumulated value, surrender charge and policy charges to reflect the substitution.

                       We can refuse your request to substitute if, among other reasons:

                       . we would be required to end the policy in order to
                         comply with new guideline premium limits under tax law
                       . we would be required to make distributions from your
                         policy's accumulated value that are greater than the net cash surrender value.

GENERAL INFORMATION ABOUT YOUR POLICY

                      ---------------------------------------------------------
Paying the death       If the person insured by the policy, whether sane or
benefit in the case    insane, commits suicide within two years of the policy
of suicide             date, death benefit proceeds will be the total of all
                       premiums you've paid, less any outstanding loan amount and any withdrawals you've made.

                       If you've substituted the person insured by the policy and that person, whether sane or insane, commits suicide within two years of the day the substitution was made, we'll calculate death benefit proceeds differently. Proceeds will be limited to the net cash surrender value of your policy as of the day the substitution was made, less any increase in any outstanding loan amount, any withdrawals you've made, and any dividends we've paid in cash, since the day the substitution was made.

                      ---------------------------------------------------------
Replacement of life    The term replacement has a special meaning in the life
insurance or           insurance industry. Before you make a decision to buy,
annuities              we want you to understand what impact a replacement may
                       have on your existing insurance policy.

                       A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

                       . lapsed, forfeited, surrendered or partially
                         surrendered, assigned to the replacing insurer, or otherwise terminated

                       . converted to reduced paid-up insurance, continued as
                         extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

                       . amended to effect either a reduction in benefits or
                         in the term for which coverage would otherwise remain in force or for which benefits would be paid

                       . reissued with any reduction in cash value, or

                       . pledged as collateral or subject to borrowing,
                         whether in a single loan or under a schedule of borrowing over a period of time.

                       There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

                      ---------------------------------------------------------
Errors on your         If the age or gender of the person insured by your
application            policy is stated incorrectly on your application, the
                       death benefit under your policy will be the greater of
If unisex cost of      the following:
insurance rates
apply to your          . the amount of death benefit that would be purchased
policy, we will not      by the most recent cost of insurance charge for the
adjust the face          correct age and gender or
amount if we
discover that          . the guideline minimum death benefit for the correct
gender has been          age and gender.
stated incorrectly
on your                We'll adjust the accumulated value by recalculating all
application.           previous cost of insurance charges and other monthly
                       deductions based on the correct age and gender.

                      ---------------------------------------------------------
Contesting the         We have the right to contest the validity of your
validity               policy for two years from the policy date. Once your
of your policy         policy has been in force for two years from the policy
                       date during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the person insured by the policy, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

                       We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       We also have the right to contest the validity of a policy if there has been a substitution to the person insured by the policy. We can contest a policy's validity for two years from the day the substitution becomes effective. Once the substitution has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to the person insured by the policy.

                      ---------------------------------------------------------
Assigning your         You can assign your policy as collateral to secure a
policy as              loan, mortgage, or other kind of debt. Here's how it
collateral             works:

Assigning a policy     . An assignment does not change the ownership of the
that's a modified        policy.
endowment contract     . After the policy has been assigned, your rights and
may generate             the rights of your beneficiary will be subject to the
taxable income and       assignment. The entire policy, including any income
a 10% penalty tax.       benefit, rider, benefit and endorsement, will also be
                         subject to the assignment.
                       . We're not responsible for the validity of any
                         assignment.
                       . We must receive and record a copy of the original
                         assignment in a form that's acceptable to us before we'll consider it binding.
                       . Unless otherwise provided, the person or organization
                         you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

                      ---------------------------------------------------------
Non-participating      This policy will not share in any of our surplus
                       earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       This discussion about taxes is based on our
                       understanding of the present federal income tax laws as
                       they are currently interpreted by the Internal Revenue
                       Service (IRS). It's based on the Internal Revenue Code
                       (the tax code) and does not cover any state or local
The tax                tax laws.
consequences of
owning a policy or
receiving proceeds     This is not a complete discussion of all federal income
from it may vary by    tax questions that may arise under the policy. There
jurisdiction and       are special rules that we do not include here that may
according to the       apply in certain situations.
circumstances of
each owner or
beneficiary.           We do not know whether the current treatment of life
                       insurance policies under current federal income tax or
Speak to a             estate or gift tax laws will continue. We also do not
qualified tax          know whether the current interpretations of the laws by
adviser for            the IRS or the courts will remain the same. Future
complete               legislation may adversely change the tax treatment of
information about      life insurance policies, other tax consequences
federal, state and     described in this discussion or tax consequences that
local taxes that       relate directly or indirectly to life insurance
may apply to you.      policies.

                       Several bills recently have been introduced in Congress that would significantly change or repeal the current federal estate tax system. Also, the Bush Administration's Fiscal Year 2002 Tax Relief Proposal contains a proposal to completely repeal the federal estate tax by the year 2009. If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.

                       We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

                      ---------------------------------------------------------
Tax treatment of       Definition of life insurance
life insurance         We believe that the policy qualifies as life insurance.
policies               That means it will receive the same tax advantages as a
                       conventional fixed life insurance policy. The two main
In order to qualify    tax advantages are:
as a life insurance
contract for           . In general, your policy's beneficiary will not be
federal income tax       subject to federal income tax when he or she receives
purposes, the            the death benefit proceeds. This is true regardless
policy must meet         of whether the beneficiary is an individual,
the statutory            corporation, or other entity.
definition of life     . You'll generally not be taxed on your policy's
insurance.               accumulated value unless you receive a cash
                         distribution by making a withdrawal, surrendering
Death benefits may       your policy, or in some instances, taking a loan from
be excluded from         your policy.
income under
Section 101(a) of      The tax laws defining life insurance, however, do not
the tax code.          cover all policy features. Your policy may have
                       features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies and policies with term insurance on the person insured by the policy. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

                       The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

                       The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

                       Diversification rules and ownership of the separate
Section 817(h) of      account
the tax code           Your policy will not qualify for the tax benefit of a
describes the          life insurance contract unless the separate account
diversification        follows certain rules requiring diversification of
rules.                 investments underlying the policy. In addition, the IRS
                       requires that the policyholder does not have control
For more               over the underlying assets.
information about
diversification        The Treasury Department has announced that the
rules, please see      diversification rules "do not provide guidance
Managing the           concerning the circumstances in which it will treat an
Pacific Select Fund    investor, rather than the insurance company, as the
in the accompanying    owner of the assets in a separate account." The IRS
Pacific Select Fund    treats a variable policy owner as the owner of separate
prospectus.            account assets if he or she has the ability to exercise
                       investment control over them. Owners of the assets are taxed on any income or gains the assets generate.
                       Although the Treasury Department announced several years ago that it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

                       The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy's proportionate share of the assets of the separate account.

                       We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the fund's portfolios will be able to operate as currently described in the prospectus, or that the fund will not have to change any portfolio's investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the separate account.

Policy exchanges       Policy exchanges
fall under Section     If you exchange your policy for another one that
1035(a) of the tax     insures the same person, it generally will be treated
code.                  as a tax-free exchange and, if so, will not result in
                       the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

                       Change of ownership
                       You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special      Corporate owners
rules for              There are special tax issues for corporate owners:
corporate-owned
policies. You          . using your policy to fund deferred compensation
should consult your      arrangements for employees has special tax
tax adviser.             consequences
                       . corporate ownership of a policy may affect your
Section 59A of the       liability under the alternative minimum tax and the
tax code deals with      environmental tax.
the environmental
tax.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                      ---------------------------------------------------------
Conventional life      The tax treatment of your policy will depend upon
insurance policies     whether it is a type of contract known as a modified
                       endowment contract. We describe modified endowment
Under Section 7702A    contracts later in this section. If your policy is not
of the tax code,       a modified endowment contract, it will be treated as a
policies that are      conventional life insurance policy and will have the
not classified as      following tax treatment:
modified endowment
contracts are taxed    Surrendering your policy
as conventional        When you surrender, or cash in, your policy, you'll
life insurance         generally be taxed on the difference, if any, between
policies.              the cash surrender value and the cost basis in your
                       policy.
The cost basis in
your policy is         Making a withdrawal
generally the          If you make a withdrawal after your policy has been in
premiums you've        force for 15 years, you'll only be taxed on the amount
paid plus any          you withdraw that exceeds the cost basis in the policy.
taxable
distributions less     Special rules apply if you make a withdrawal within the
any withdrawals or     first 15 policy years and it's accompanied by a
premiums previously    reduction in benefits. In this case, there is a special
recovered that were    formula under which you may be taxed on all or a
not taxable.           portion of the withdrawal amount.

                       Taking out a loan
                       If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that's accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

                       Loans and corporate-owned policies
                       If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest payable on loan proceeds. If the taxpayer is an entity that's a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity's deductions for loan interest may be disallowed, even though this interest may relate to debt that's completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

                      ---------------------------------------------------------
Modified endowment     A modified endowment contract is a special type of life
contracts              insurance policy. If your policy is a modified
                       endowment contract, it will have the tax treatment
Section 7702A of       described below. Any distributions you receive during
the tax code           the life of the policy are treated differently than
defines a class of     under conventional life insurance policies.
life insurance         Withdrawals, loans, pledges, assignments and the
policies known as      surrender of your policy are all considered
modified endowment     distributions and may be subject to tax on an income-
contracts. Like        first basis and a 10% penalty.
other life
insurance policies,    When a policy becomes a modified endowment contract
the death benefit      A life insurance policy becomes a modified endowment
proceeds paid to       contract if, at any time during the first seven policy
your beneficiary       years, the sum of actual premiums paid exceeds the
generally are not      seven-pay limit. The seven-pay limit is the cumulative
subject to federal     total of the level annual premiums (or seven-pay
income tax and your    premiums) required to pay for the policy's future death
policy's               and endowment benefits.
accumulated value
grows on a tax-
deferred basis
until you receive a
cash distribution.

If there is a
material change to
your policy, like a
change in the death
benefit, we may
have to retest your
policy and restart
the seven-pay
premium period to
determine whether
the change has
caused the policy
to become a
modified endowment
contract.

                       For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Pacific Select Exec II policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy's first seven contract years or after a material change has been made to the policy.

                       Surrendering your policy
                       If you surrender your policy, you're taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

                       Making a withdrawal or taking out a loan
                       If you make a withdrawal or take out a loan from a modified endowment contract, you're taxed on the amount of the withdrawal or loan that's considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It's unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest payable on loan proceeds. You should consult your tax adviser.

                       All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

                       10% penalty tax
                       If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

                       A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

                       . you're at least 59 1/2 years old

                       . you're receiving an amount because you've become
                         disabled

                       . you're receiving an amount that's part of a series of
                         substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

                       Distributions before a policy becomes a modified endowment contract
                       If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy's failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

                      ---------------------------------------------------------
Policy riders          Accelerated living benefits rider
                       Amounts received under this rider should be generally
Please see the         excluded from taxable income under Section 101(g) of
discussion of          the tax code.
optional riders in
The death benefit.     Benefits under the rider will be taxed, however, if
                       they are paid to someone other than a person insured by
Please consult with    the policy, and the person insured by the policy:
your tax adviser if
you want to            . is a director, officer or employee of the person
exercise your            receiving the benefit, or
rights under this
rider.                 . has a financial interest in a business of the person
                         receiving the benefit.

                       In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of "life insurance contract" under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

ABOUT PACIFIC LIFE

                       Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment advisory services. At the end of 2000, we had over $124.6 billion of individual life insurance in force and total admitted assets of approximately $51.7 billion. We are ranked the 14th largest life insurance carrier in the U.S. in terms of 2000 admitted assets.

                       The Pacific Life family of companies has total assets and funds under management of $335.9 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except
                       New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

                      ---------------------------------------------------------
How we're organized    Pacific Life was established on January 2, 1868 under
                       the name, Pacific Mutual Life Insurance Company of
                       California. It was reincorporated as Pacific Mutual
                       Life Insurance Company on July 22, 1936. On September
                       1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company.
                       Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

                       Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

                      ---------------------------------------------------------
How policies are       Pacific Select Distributors, Inc. (PSD), our
distributed            subsidiary, is the distributor of our policies. PSD is
                       located at 700 Newport Center Drive, Newport Beach,
                       California 92660.

                       PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for its services as our distributor.

                       The policies are sold by registered representatives of broker-dealers who have signed agreements with us and PSD. Registered representatives must be licensed to sell variable life insurance under the state insurance and securities regulations that apply. Broker-dealers must be registered with the SEC.

                       How we pay broker-dealers
                       We pay broker-dealers commission for promoting, marketing and selling our policies. Broker-dealers pay a portion of the commission to their registered representatives, under their own arrangements.

                       Commissions are based on "target" premiums we
                       determine. The commission we pay will vary with the
                       agreement, but the most common schedule of commissions
A target premium is    we pay is:
a hypothetical
premium that is        . 90% of premiums paid up to the first target premium
used only to           . 4% of the premiums paid under targets 2-10
calculate              . 2% of premiums paid in excess of the 10th target
commissions. It          premium.
varies with the
death benefit          Under certain circumstances and in exchange for lower
option you choose,     initial commissions, we may pay certain broker-dealers
the age of the         an annual renewal commission of up to 0.40% of a
person insured by      policy's accumulated value less any outstanding loan
the policy on the      amount. We calculate the renewal amount monthly and it
policy date, and       becomes payable on each policy anniversary.
the gender (unless
unisex rates are       We may also pay override payments, expense and
required) and risk     marketing allowances, bonuses, wholesaler fees and
class of the person    training allowances.
insured by the
policy.                Registered representatives who meet certain sales
                       levels can qualify for sales incentives programs we
A policy's target      sponsor. We may also pay them non-cash compensation
premium will be        like expense-paid trips, expense-paid educational
less than the          seminars, and merchandise. They can choose to receive
policy's guideline     their compensation on a deferred basis.
level premiums.

                      ---------------------------------------------------------
How our accounts       We own the assets in our general account and our
work                   separate account. We allocate your net premiums to
                       these accounts according to the investment options you've chosen.

                       General account
We can provide you     Our general account includes all of our assets, except
with reports of our    for those held in our separate accounts. We guarantee
ratings as an          you an interest rate for up to one year on any amount
insurance company      allocated to the fixed options. The rate is reset
and our ability to     annually. The fixed options are part of our general
pay claims with        account, which we may invest as we wish, according to
respect to our         any laws that apply. We'll credit the guaranteed rate
general account        even if the investments we make earn less. Our ability
assets.                to pay these guarantees is backed by our strength as a
                       company.

                       The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

                       Separate account
You'll find the        Amounts allocated to the variable investment options
audited financial      are held in our separate account. The assets in this
statements for the     account are kept separate from the assets in our
Pacific Select Exec    general account and our other separate accounts, and
separate account       are protected from our general creditors.
later in this
section of the         The separate account was established on May 12, 1988
prospectus.            under California law under the authority of our Board
                       of Directors. It's registered with the SEC as a type of
This section of the    investment company called a unit investment trust. The
prospectus also        SEC does not oversee the administration or investment
includes the           practices or policies of the account.
audited
consolidated           The separate account is divided into variable accounts.
financial              Each variable account invests in shares of a designated
statements for         portfolio of the Pacific Select Fund. We may add
Pacific Life, which    variable accounts that invest in other portfolios of
we include to show     the fund or in other securities.
our strength as a
company and our
ability to meet our
obligations under
the policies.

ABOUT PACIFIC LIFE

                       We're the legal owner of the assets in the separate account, and pay its operating expenses. The separate account is operated only for our variable life insurance policies. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that's more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

The separate           We cannot charge the assets in the separate account
account is not the     attributable to our reserves and other liabilities
only investor in       under the policies funded by the account with any
the Pacific Select     liabilities from our other business.
Fund. Investment in
the fund by other      Similarly, the income, gains or losses, realized or
separate accounts      unrealized, of the assets of any variable account
for variable           belong to that variable account and are credited to or
annuity contracts      charged against the assets held in that variable
and variable life      account without regard to our other income, gains or
insurance contracts    losses.
could cause
conflicts. For more    Making changes to the separate account
information, please    We can add, change or remove any securities that the
see the Statement      separate account or any variable account holds or buys,
of Additional          as long as we comply with the laws that apply.
Information for the
Pacific Select         We can substitute shares of one Pacific Select Fund
Fund.                  portfolio with shares of another portfolio or fund if:

                       . any portfolio is no longer available for investment
                       . our management believes that a portfolio is no longer
                         appropriate in view of the purposes of the policy.

                       We'll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We'll comply with the filing or other procedures established by insurance regulators as required by law.

                       We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

                       We can add new variable accounts when we believe that it's warranted by marketing needs or investment conditions. We'll decide on what basis we'll make new accounts available to existing policy owners.

                       We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

                       If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

                       If we believe it's in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

                       . operate the separate account as a management
                         investment company, unit investment trust, or any other form permitted under securities or other laws
                       . register or deregister the separate account under
                         securities law
                       . combine the separate account with one of our other
                         separate accounts or our affiliates' separate accounts
                       . combine one or more variable accounts
                       . create a committee, board or other group to manage
                         the separate account
                       . change the classification of any variable account.

                       Taxes we pay
                       We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

                       We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

                      ---------------------------------------------------------
Voting rights          We're the legal owner of the shares of the Pacific
                       Select Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the fund. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

                       Your voting interest is calculated as of a day set by the Board of Trustees of the fund called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

                       We'll send you documents from the fund called proxy materials. They include information about the items you'll be voting on and forms for you to give us your instructions. We'll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we've received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we've received timely instructions.

                       We'll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account. We'll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

                       If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

                       When required by state insurance regulatory authorities, we may disregard voting instructions that:

                       . would change a portfolio's investment objective or
                         subclassification
                       . would approve or disapprove an investment advisory
                         contract.

ABOUT PACIFIC LIFE

                       We may disregard voting instructions on a change initiated by policy owners that would change a portfolio's investment policy, investment adviser or portfolio manager if:

                       . our disapproval is reasonable
                       . we determine in good faith that the change would be
                         against state law or otherwise be inappropriate, considering the portfolio's objectives and purpose, and considering what effect the change would have on us.

                       If we disregard any voting instructions, we'll include a summary of the action we took and our reasons for it in the next report to policy owners.

                      ---------------------------------------------------------
Illustrations          We will provide you with illustrations based on
                       different sets of assumptions upon your request. You
If you ask us,         can request such illustrations at any time.
we'll provide you      Illustrations may help you understand how your policy
with different         values would vary over time based on different
kinds of               assumptions. We have filed examples of such an
illustrations.         illustration as an exhibit to the registration
                       statement that relates to the policy on file with the
 . Illustrations        SEC.
  based on
  information you
  give us about the
  age of the person
  to be insured by
  the policy, their
  risk class, the
  face amount, the
  death benefit and
  premium payments.

 . Illustrations
  that show the
  allocation of
  premium payments
  to specified
  variable
  accounts. These
  will reflect the
  expenses of the
  portfolio of the
  Fund in which the
  variable account
  invests.

 . Illustrations
  that use a
  hypothetical
  gross rate of
  return that's
  greater than 12%.
  These are
  available only to
  certain large
  institutional
  investors.

                      ---------------------------------------------------------
State regulation       We're subject to the laws of the state of California
                       governing insurance companies and to regulations issued by the Commissioner of Insurance of California. In addition, we're subject to the insurance laws and regulations of the other states and jurisdictions in which we're licensed or may become licensed to operate.

                       An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

                      ---------------------------------------------------------
Legal proceedings      The separate account is not involved in any legal
and legal matters      proceedings that would have a material effect on policy
                       owners.

                       Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under California law, and the validity of the forms of the policies under California law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert.

                      ---------------------------------------------------------
Registration
statement              We've filed a registration statement with the SEC for
                       Pacific Select Exec II, under the Securities Act of
                       1933. The SEC's rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC's office in Washington, D.C. They may charge you a fee.

                      ---------------------------------------------------------
Management             The following is a list of our directors and certain
                       officers, along with some information about their business activities over the past five years. They do not receive any compensation from the separate account for services they provide to it nor do we pay any separately allocable compensation for these services.

                       The business address of each of these people is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

  NAME AND POSITION    PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS

  Thomas C. Sutton     Director, Chairman of the Board and Chief Executive Officer of Pacific Life;
  Director, Chairman   Director, Chairman of the Board and Chief Executive Officer of Pacific LifeCorp,
  of the Board and     August 1997 to present; Director, Chairman of the Board and Chief Executive Officer
  Chief Executive      of Pacific Mutual Holding Company, August 1997 to present; Trustee and Chairman of
  Officer              the Board and Former President of Pacific Select Fund; Director and Chairman of the
                       Board of Pacific Life & Annuity Company (formerly known as PM Group Life Insurance
                       Company); former Management Board Member of PIMCO Advisors L.P. Former Equity Board
                       Member of PIMCO Advisors L.P.; Former Director of Pacific Corinthian Life Insurance
                       Company; Director of Newhall Land & Farming; The Irvine Company; Edison
                       International; and similar positions with other affiliated companies of Pacific
                       Life.

  Glenn S. Schafer     Director and President of Pacific Life; Director and President of Pacific LifeCorp,
  Director and         August 1997 to present; Director and President of Pacific Mutual Holding Company,
  President            August 1997 to present; President (since February 1999) and Former Trustee of
                       Pacific Select Fund; former Management Board Member of PIMCO Advisors L.P. Former
                       Equity Board Member of PIMCO Advisors L.P.; Former Director of Pacific Corinthian
                       Life Insurance Company; Director of Pacific Life & Annuity Company; and similar positions with other affiliated companies of Pacific Life.

  Khanh T. Tran        Director (since August 1997), Executive Vice President (since April 2001) and Chief
  Director, Executive  Financial Officer of Pacific Life, June 1996 to present; Senior Vice President of
  Vice President and   Pacific Life, June 1996 to April 2001; Vice President and Treasurer of Pacific Life,
  Chief Financial      November 1991 to June 1996; Senior Vice President and Chief Financial Officer of
  Officer              Pacific LifeCorp, August 1997 to present; Senior Vice President and Chief Financial
                       Officer of Pacific Mutual Holding Company, August 1997 to present; Chief Financial
                       Officer to other affiliated companies of Pacific Life.

  David R. Carmichael  Director (since August 1997), Senior Vice President and General Counsel of Pacific
  Director, Senior     Life; Senior Vice President and General Counsel of Pacific LifeCorp, August 1997 to
  Vice President and   present; Senior Vice President and General Counsel of Pacific Mutual Holding
  General Counsel      Company, August 1997 to present; Director, Senior Vice President (since July 1998)
                       and General Counsel (since July 1998) of Pacific Life & Annuity Company; Director of
                       Association of California Life and Health Insurance Companies; and former Director of Association of Life Insurance Counsel.

  Audrey L. Milfs      Director (since August 1997), Vice President and Corporate Secretary of Pacific
  Director, Vice       Life; Vice President and Corporate Secretary of Pacific LifeCorp, August 1997 to
  President and        present; Vice President and Secretary of Pacific Mutual Holding Company, August 1997
  Corporate Secretary  to present; Secretary of Pacific Select Fund; similar positions with other affiliated companies of Pacific Life.

  Lynn C. Miller       Executive Vice President, Individual Insurance, of Pacific Life; Executive Vice
  Executive Vice       President of Pacific Life & Annuity Company, July 1998 to present.
  President

  Edward R. Byrd       Vice President and Controller of Pacific Life; Vice President and Controller of
  Vice President and   Pacific LifeCorp, August 1997 to present; Vice President and Controller of Pacific
  Controller           Mutual Holding Company, August 1997 to present; and similar positions with other affiliated companies of Pacific Life.

  Brian D. Klemens     Vice President and Treasurer of Pacific Life, December 1998 to present; Assistant
  Vice President and   Vice President, Accounting and Assistant Controller of Pacific Life, April 1994 to
  Treasurer            December 1998; Vice President and Treasurer of Pacific LifeCorp, June 1999 to
                       present; Vice President and Treasurer of Pacific Mutual Holding Company, June 1999
                       to present; Vice President and Treasurer of other affiliated companies of Pacific
                       Life.

ABOUT PACIFIC LIFE


                      ---------------------------------------------------------
Financial              The next several pages contain the statement of net
statements             assets of the Pacific Select Exec Separate Account as
                       of December 31, 2000 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended.

                       These are followed by the consolidated financial statements for Pacific Life as of December 31, 2000 and 1999 and for each of the three years ended December 31, 2000, which are included in this prospectus so you can assess our ability to meet our obligations under the policies.

                      ---------------------------------------------------------
Experts The consolidated financial statements of Pacific Life as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the statement of net assets of Pacific Select Exec Separate Account as of December 31, 2000 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Pacific Life Insurance Company:

 We have audited the accompanying statement of assets and liabilities of Pacific Select Exec Separate Account (the "Separate Account") (comprised of the Aggressive Equity, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, Equity, I-Net Tollkeeper, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, Equity Index, Small-Cap Index, REIT, International Value, Government Securities, Managed Bond, Money Market, High Yield Bond, Large-Cap Value, Variable Account I, Variable Account II, Variable Account III, and Variable Account IV Variable Accounts) as of December 31, 2000 and the related statement of operations for the year then ended (as to the Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value and Focused 30 Variable Accounts, for each of the periods from commencement of operations through December 31, 2000) and statement of changes in net assets for each of the two years in the period then ended (as to the Mid-Cap Value, Small-Cap Index, REIT and Large-Cap Value Variable Accounts, for the year ended December 31, 2000 and for each of the periods from commencement of operations through December 31, 1999, and as to the Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value, and Focused 30 Variable Accounts, for each of the periods from commencement of operations through December 31, 2000). These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2000 and the results of their operations and the changes in their net assets for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 6, 2001

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(In thousands)

                         Aggressive Emerging Diversified  Small-Cap  International            I-Net     Multi-   Equity
                           Equity   Markets   Research     Equity      Large-Cap    Equity  Tollkeeper Strategy  Income
                          Variable  Variable  Variable    Variable     Variable    Variable  Variable  Variable Variable
                          Account   Account    Account   Account (1)    Account    Account   Account   Account  Account
                         -----------------------------------------------------------------------------------------------
ASSETS

Investments:
 Aggressive Equity
 Portfolio..............  $35,882
 Emerging Markets
 Portfolio..............            $21,137
 Diversified Research
 Portfolio..............                       $5,939
 Small-Cap Equity
 Portfolio (1) .........                                  $239,998
 International Large-Cap
 Portfolio..............                                                $20,321
 Equity Portfolio.......                                                           $64,261
 I-Net Tollkeeper
 Portfolio..............                                                                      $5,428
 Multi-Strategy
 Portfolio..............                                                                               $157,104
 Equity Income
 Portfolio..............                                                                                        $222,967

Receivables:

 Due from Pacific Life
 Insurance Company......       39        15                                            172        24         47
 Fund shares redeemed...                          291           19          253                                       37
                         -----------------------------------------------------------------------------------------------
Total Assets............   35,921    21,152     6,230      240,017       20,574     64,433     5,452    157,151  223,004
                         -----------------------------------------------------------------------------------------------

LIABILITIES
Payables:
 Due to Pacific Life
 Insurance Company......                          291           19          258                                       37
 Fund shares purchased..       39        15                                            172        32         47
                         -----------------------------------------------------------------------------------------------
Total Liabilities.......       39        15       291           19          258        172        32         47       37
                         -----------------------------------------------------------------------------------------------
NET ASSETS..............  $35,882   $21,137    $5,939     $239,998      $20,316    $64,261    $5,420   $157,104 $222,967
                         ===============================================================================================
Shares Owned in each
Portfolio...............    3,238     3,139       540       11,325        2,591      2,460       800     10,205    9,505
                         ===============================================================================================
Cost of Investments.....  $42,926   $28,766    $5,926     $306,981      $22,104    $82,101    $7,665   $156,374 $227,421
                         ===============================================================================================

(1) Formerly named Growth Portfolio and Growth Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2000
(In thousands)

                            Strategic  Growth             Mid-Cap   Equity  Small-Cap          International Government
                              Value      LT    Focused 30  Value    Index     Index     REIT       Value     Securities
                            Variable  Variable  Variable  Variable Variable Variable  Variable   Variable     Variable
                             Account  Account   Account   Account  Account   Account  Account   Account (1)   Account
                           --------------------------------------------------------------------------------------------
ASSETS

Investments:
 Strategic Value
 Portfolio..............      $879
 Growth LT Portfolio....              $480,944
 Focused 30 Portfolio...                         $1,105
 Mid-Cap Value
 Portfolio..............                                  $23,499
 Equity Index
 Portfolio..............                                           $449,400
 Small-Cap Index
 Portfolio..............                                                     $16,172
 REIT Portfolio.........                                                               $13,231
 International Value
 Portfolio (1) .........                                                                         $208,380
 Government Securities
 Portfolio..............                                                                                      $31,466

Receivables:
 Due from Pacific Life
 Insurance Company......                              2       106       186       96       44                       4
 Fund shares redeemed...                   499                                                         63
                           --------------------------------------------------------------------------------------------
Total Assets............       879     481,443    1,107    23,605   449,586   16,268   13,275     208,443      31,470
                           --------------------------------------------------------------------------------------------

LIABILITIES

Payables:
 Due to Pacific Life
 Insurance Company......                   499                                                         63
 Fund shares purchased..                              2       106       186       96       44                       4
                           --------------------------------------------------------------------------------------------
Total Liabilities.......                   499        2       106       186       96       44          63           4
                           --------------------------------------------------------------------------------------------
NET ASSETS..............      $879    $480,944   $1,105   $23,499  $449,400  $16,172  $13,231    $208,380     $31,466
                           ============================================================================================
Shares Owned in each
Portfolio...............        90      15,364      134     1,821    13,171    1,453    1,082      13,139       2,948
                           ============================================================================================
Cost of Investments.....      $890    $488,298   $1,256   $21,488  $395,037  $17,437  $12,201    $216,468     $30,840
                           ============================================================================================

(1) Formerly named International Portfolio and International Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2000
(In thousands)

                           Managed   Money   High Yield Large-Cap
                             Bond    Market     Bond      Value   Variable Variable Variable Variable
                           Variable Variable  Variable  Variable  Account  Account  Account  Account
                           Account  Account   Account    Account     I        II      III       IV
                          ---------------------------------------------------------------------------
ASSETS

Investments:
 Managed Bond
 Portfolio..............   $165,061
 Money Market
 Portfolio..............            $202,545
 High Yield Bond
 Portfolio..............                      $42,516
 Large-Cap Value
 Portfolio..............                                 $23,077
 Brandes International
 Equity Portfolio.......                                          $23,748
 Turner Core Growth
 Portfolio..............                                                   $13,102
 Frontier Capital
 Appreciation
 Portfolio..............                                                            $14,594
 Clifton Enhanced U.S.
 Equity Portfolio (1)...                                                                      $7,823

Receivables:
 Due from Pacific Life
 Insurance Company......        264    2,269       29        107       23        4       11        1
                          ---------------------------------------------------------------------------
Total Assets............    165,325  204,814   42,545     23,184   23,771   13,106   14,605    7,824
                          ---------------------------------------------------------------------------

LIABILITIES

Payables:
 Fund shares purchased..        264    2,269       29        107       23        4       11        1
                          ---------------------------------------------------------------------------
Total Liabilities.......        264    2,269       29        107       23        4       11        1
                          ---------------------------------------------------------------------------
NET ASSETS..............   $165,061 $202,545  $42,516    $23,077  $23,748  $13,102  $14,594   $7,823
                          ===========================================================================
Shares Owned in each
Portfolio...............     15,260   20,074    5,524      1,832    1,588      746      846      479
                          ===========================================================================
Cost of Investments.....   $164,249 $202,967  $46,893    $22,237  $23,185  $16,753  $18,615   $9,207
                          ===========================================================================

(1) Formerly named Enhanced U.S. Equity Portfolio.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                           Aggressive Emerging  Diversified  Small-Cap  International              I-Net     Multi-    Equity
                             Equity   Markets    Research     Equity      Large-Cap    Equity   Tollkeeper  Strategy   Income
                            Variable  Variable   Variable    Variable     Variable    Variable   Variable   Variable  Variable
                            Account   Account   Account (1) Account (2)  Account (1)  Account   Account (1) Account   Account
                          ------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends..............     $1,226        $12      $16       $22,131          $17      $4,305              $15,492    $20,983
                          ------------------------------------------------------------------------------------------------------
Net Investment Income...      1,226         12       16        22,131           17       4,305               15,492     20,983
                          ------------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS

 Net realized gain
 (loss) from security
 transactions...........      1,368      2,174       33        37,014         (899)      4,154       ($39)    1,836      6,806
 Net unrealized
 appreciation
 (depreciation) on
 investments............    (11,733)   (12,692)      13      (130,859)      (1,783)    (28,706)    (2,237)  (16,234)   (43,571)
                          ------------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss)
on Investments..........    (10,365)   (10,518)      46       (93,845)      (2,682)    (24,552)    (2,276)  (14,398)   (36,765)
                          ------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........    ($9,139)  ($10,506)     $62      ($71,714)     ($2,665)   ($20,247)   ($2,276)   $1,094   ($15,782)
                          ======================================================================================================

(1) Operations commenced during 2000 (see Note 1 to Financial Statements).

(2) Formerly named Growth Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                         Strategic   Growth                Mid-Cap   Equity   Small-Cap          International Government
                           Value       LT      Focused 30   Value    Index      Index     REIT       Value     Securities
                         Variable   Variable    Variable   Variable Variable  Variable  Variable   Variable     Variable
                        Account (1)  Account   Account (1) Account  Account    Account  Account   Account (2)   Account
                       ---------------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends............       $1       $86,293        $5       $192    $9,274      $240     $406      $6,503      $1,405
                       ---------------------------------------------------------------------------------------------------
Net Investment
Income................        1        86,293         5        192     9,274       240      406       6,503       1,405
                       ---------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) from security
 transactions.........                 54,726        (4)     1,064    27,250       (19)     537       3,605        (359)
 Net unrealized
 appreciation
 (depreciation) on
 investments..........      (11)     (277,267)     (150)     1,946   (81,837)   (1,931)   1,170     (35,319)      1,794
                       ---------------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss)
on Investments........      (11)     (222,541)     (154)     3,010   (54,587)   (1,950)   1,707     (31,714)      1,435
                       ---------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS............     ($10)    ($136,248)    ($149)    $3,202  ($45,313)  ($1,710)  $2,113    ($25,211)     $2,840
                       ===================================================================================================

(1) Operations commenced during 2000 (see Note 1 to Financial Statements).

(2) Formerly named International Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                              Managed    Money   High Yield Large-Cap
                                Bond     Market     Bond      Value   Variable Variable  Variable  Variable
                              Variable  Variable  Variable  Variable  Account  Account   Account   Account
                              Account   Account   Account    Account     I        II       III        IV
                              -----------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends..................   $8,482    $9,399    $4,404      $217    $1,858   $1,826    $3,567    $1,054
                              -----------------------------------------------------------------------------
Net Investment Income.......    8,482     9,399     4,404       217     1,858    1,826     3,567     1,054
                              -----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

 Net realized gain (loss)
 from security transactions.     (737)      245    (4,022)      785       305    1,170     1,545       318
 Net unrealized appreciation
 (depreciation) on
 investments................    7,338      (175)   (2,080)      781      (879)  (6,036)   (6,187)   (2,074)
                              -----------------------------------------------------------------------------
Net Realized and Unrealized
Gain (Loss) on Investments..    6,601        70    (6,102)    1,566      (574)  (4,866)   (4,642)   (1,756)
                              -----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS..................  $15,083    $9,469   ($1,698)   $1,783    $1,284  ($3,040)  ($1,075)    ($702)
                              =============================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                       Aggressive Emerging  Diversified  Small-Cap   International              I-Net      Multi-      Equity
                         Equity   Markets    Research      Equity      Large-Cap    Equity    Tollkeeper  Strategy     Income
                        Variable  Variable   Variable     Variable     Variable    Variable    Variable   Variable    Variable
                        Account   Account   Account (1) Account (2)  Account (1)   Account   Account (1)  Account     Account
                       -------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
FROM OPERATIONS

 Net investment
 income.............     $1,226       $12        $16       $22,131          $17     $4,305                 $15,492     $20,983
 Net realized gain
 (loss) from
 security
 transactions.......      1,368     2,174         33        37,014         (899)     4,154        ($39)      1,836       6,806
 Net unrealized
 appreciation
 (depreciation)
 on investments.....    (11,733)  (12,692)        13      (130,859)      (1,783)   (28,706)     (2,237)    (16,234)    (43,571)
                       -------------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets Resulting
from Operations.....     (9,139)  (10,506)        62       (71,714)      (2,665)   (20,247)     (2,276)      1,094     (15,782)
                       -------------------------------------------------------------------------------------------------------

INCREASE (DECREASE)
IN NET ASSETS FROM
POLICY TRANSACTIONS

 Transfer of net
 premiums...........      9,760     5,600        834        38,899        4,114     17,220       1,210      15,754      33,109
 Transfers between
 variable accounts,
 net................      6,623     8,725      5,218        16,628       20,341     14,858       7,035      (1,013)      1,768
 Transfers--policy
 charges and
 deductions.........     (2,604)   (1,542)      (157)      (14,915)        (794)    (4,462)       (272)     (6,614)    (11,919)
 Transfers--
 surrenders.........       (944)     (570)        (3)      (12,744)        (114)    (1,490)        (13)     (2,799)     (6,034)
 Transfers--other...       (849)     (480)       (15)       (5,225)        (566)    (1,217)       (264)     (1,215)     (3,641)
                       -------------------------------------------------------------------------------------------------------

Net Increase in Net
Assets Derived from
Policy Transactions.     11,986    11,733      5,877        22,643       22,981     24,909       7,696       4,113      13,283
                       -------------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS..............      2,847     1,227      5,939       (49,071)      20,316      4,662       5,420       5,207      (2,499)
                       -------------------------------------------------------------------------------------------------------

NET ASSETS

 Beginning of Year..     33,035    19,910                  289,069                  59,599                 151,897     225,466
                       -------------------------------------------------------------------------------------------------------
 End of Year........    $35,882   $21,137     $5,939      $239,998      $20,316    $64,261      $5,420    $157,104    $222,967
                       =======================================================================================================

(1) Operations commenced during 2000 (see Note 1 to Financial Statements).

(2) Formerly named Growth Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                           Strategic   Growth               Mid-Cap    Equity   Small-Cap           International   Government
                             Value       LT     Focused 30   Value     Index      Index     REIT        Value       Securities
                           Variable   Variable   Variable   Variable  Variable  Variable  Variable    Variable       Variable
                          Account (1) Account   Account (1) Account   Account    Account  Account    Account (2)     Account
                          ----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS

 Net investment
 income.................       $1      $86,293        $5       $192     $9,274      $240     $406       $6,503        $1,405
 Net realized gain
 (loss) from security
 transactions...........                54,726        (4)     1,064     27,250       (19)     537        3,605          (359)
 Net unrealized
 appreciation
 (depreciation) on
 investments............      (11)    (277,267)     (150)     1,946    (81,837)   (1,931)   1,170      (35,319)        1,794
                          ----------------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Resulting
from Operations.........      (10)    (136,248)     (149)     3,202    (45,313)   (1,710)   2,113      (25,211)        2,840
                          ----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN
NET ASSETS FROM POLICY
TRANSACTIONS

 Transfer of net
 premiums...............       52       84,921        43      4,295     92,486     4,652    1,931       36,625         4,994
 Transfers between
 variable accounts,
 net....................      861       55,046     1,263     12,071     13,565     8,085    7,479        2,733         4,631
 Transfers--policy
 charges and
 deductions.............       (8)     (30,926)      (18)    (1,042)   (26,801)     (868)    (517)     (11,035)       (1,531)
 Transfers--surrenders..               (17,105)                 (54)   (13,558)     (122)    (251)      (6,805)       (1,229)
 Transfers--other.......      (16)     (11,190)      (34)      (181)    (5,544)     (291)    (167)      (3,276)         (457)
                          ----------------------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Policy Transactions.....      889       80,746     1,254     15,089     60,148    11,456    8,475       18,242         6,408
                          ----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS...........      879      (55,502)    1,105     18,291     14,835     9,746   10,588       (6,969)        9,248
                          ----------------------------------------------------------------------------------------------------

NET ASSETS

 Beginning of Year......               536,446                5,208    434,565     6,426    2,643      215,349        22,218
                          ----------------------------------------------------------------------------------------------------
 End of Year............     $879     $480,944    $1,105    $23,499   $449,400   $16,172  $13,231     $208,380       $31,466
                          ====================================================================================================

(1) Operations commenced during 2000 (see Note 1 to Financial Statements).

(2) Formerly named International Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                                    Managed    Money    High Yield Large-Cap
                                      Bond     Market      Bond      Value   Variable  Variable  Variable  Variable
                                    Variable  Variable   Variable  Variable  Account   Account   Account   Account
                                    Account   Account    Account    Account     I         II       III        IV
                                   --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS

 Net investment income............    $8,482    $9,399    $4,404       $217   $1,858    $1,826    $3,567    $1,054
 Net realized gain (loss) from
 security transactions............      (737)      245    (4,022)       785      305     1,170     1,545       318
 Net unrealized appreciation
 (depreciation) on investments....     7,338      (175)   (2,080)       781     (879)   (6,036)   (6,187)   (2,074)
                                   --------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Resulting from Operations..    15,083     9,469    (1,698)     1,783    1,284    (3,040)   (1,075)     (702)
                                   --------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS

 Transfer of net premiums.........    20,167   316,982     8,079      5,067    4,882     3,857     3,548     1,298
 Transfers between variable
 accounts, net....................    26,330  (220,717)   (7,770)    12,710    9,591    (7,257)    5,683     2,156
 Transfers--policy charges and
 deductions.......................    (6,394)  (15,498)   (2,543)    (1,110)    (902)     (716)     (713)     (336)
 Transfers--surrenders............    (3,001)  (10,933)   (1,322)      (186)    (636)     (917)     (793)     (515)
 Transfers--other.................    (1,321)   (7,804)     (262)      (565)    (398)     (447)     (519)      (83)
                                   --------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Derived from Policy
Transactions......................    35,781    62,030    (3,818)    15,916   12,537    (5,480)    7,206     2,520
                                   --------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS............................    50,864    71,499    (5,516)    17,699   13,821    (8,520)    6,131     1,818
                                   --------------------------------------------------------------------------------

NET ASSETS

 Beginning of Year................   114,197   131,046    48,032      5,378    9,927    21,622     8,463     6,005
                                   --------------------------------------------------------------------------------
 End of Year......................  $165,061  $202,545   $42,516    $23,077  $23,748   $13,102   $14,594    $7,823
                                   ================================================================================

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999
(In thousands)

                                         Aggressive Emerging   Small-Cap             Multi-    Equity    Growth    Mid-Cap
                                           Equity   Markets     Equity     Equity   Strategy   Income      LT       Value
                                          Variable  Variable   Variable   Variable  Variable  Variable  Variable   Variable
                                          Account   Account   Account (1) Account   Account   Account   Account   Account (2)
                                       --------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS

 Net investment income.............        $2,297       $60     $24,357    $2,430    $12,175   $18,449   $24,658       $10
 Net realized gain (loss) from
 security transactions.............           835      (293)     17,437     1,715      1,903     8,208    25,696       (70)
 Net unrealized appreciation
 (depreciation) on investments.....         3,261     6,681      51,373     8,860     (4,391)   (1,356)  195,153        66
                                       --------------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Resulting from Operations...         6,393     6,448      93,167    13,005      9,687    25,301   245,507         6
                                       --------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS

 Transfer of net premiums..........         6,178     3,315      31,800     7,890     13,459    27,427    46,518     1,020
 Transfers between variable
 accounts, net (3).................         4,792     1,415     (11,434)   23,369      5,169     7,886    51,856     4,405
 Transfers--policy charges and
 deductions........................        (1,517)     (908)    (11,435)   (2,031)    (6,081)  (10,117)  (16,923)     (151)
 Transfers--surrenders (3).........          (633)     (553)     (8,959)     (577)    (3,028)  (10,670)  (13,700)      (23)
 Transfers--other (3)..............            56       121      (3,740)     (123)    (1,307)   (2,228)   (4,089)      (49)
                                       --------------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Derived from Policy
Transactions.......................         8,876     3,390      (3,768)   28,528      8,212    12,298    63,662     5,202
                                       --------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS.........        15,269     9,838      89,399    41,533     17,899    37,599   309,169     5,208
                                       --------------------------------------------------------------------------------------

NET ASSETS

 Beginning of Year.................        17,766    10,072     199,670    18,066    133,998   187,867   227,277
                                       --------------------------------------------------------------------------------------
 End of Year.......................       $33,035   $19,910    $289,069   $59,599   $151,897  $225,466  $536,446    $5,208
                                       ======================================================================================

                                          Equity   Small-Cap
                                          Index      Index        REIT
                                         Variable   Variable    Variable
                                         Account   Account (2) Account (2)
                                       -----------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS

 Net investment income.............        $5,600       $95         $82
 Net realized gain (loss) from
 security transactions.............        16,677        37         (15)
 Net unrealized appreciation
 (depreciation) on investments.....        45,834       667        (140)
                                       -----------------------------------
Net Increase (Decrease) in Net
Assets Resulting from Operations...        68,111       799         (73)
                                       -----------------------------------

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS

 Transfer of net premiums..........        69,793     1,576         327
 Transfers between variable
 accounts, net (3).................        34,183     4,252       2,476
 Transfers--policy charges and
 deductions........................       (19,242)     (168)        (65)
 Transfers--surrenders (3).........       (18,106)       (8)        (13)
 Transfers--other (3)..............        (3,361)      (25)         (9)
                                       -----------------------------------
Net Increase (Decrease) in Net
Assets Derived from Policy
Transactions.......................        63,267     5,627       2,716
                                       -----------------------------------
NET INCREASE IN NET ASSETS.........       131,378     6,426       2,643
                                       -----------------------------------

NET ASSETS

 Beginning of Year.................       303,187
                                       -----------------------------------
 End of Year.......................      $434,565    $6,426      $2,643
                                       ===================================

(1) Formerly named Growth Variable Account.

(2) Operations commenced on January 8, 1999 for the Mid-Cap Value and Small-Cap Index Variable Accounts and on January 19, 1999 for the REIT Variable Account.

(3) Amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1999
(In thousands)

                                     International Government  Managed    Money    High Yield  Large-Cap
                                         Value     Securities    Bond     Market      Bond       Value    Variable Variable
                                       Variable     Variable   Variable  Variable   Variable   Variable   Account  Account
                                      Account (1)   Account    Account   Account    Account   Account (2)    I        II
                                    ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS

 Net investment income.............       $7,401      $1,278     $8,539    $4,600    $3,845        $20       $312   $1,181
 Net realized gain (loss) from
 security transactions.............        8,072           9        353       259    (1,968)        29        254      277
 Net unrealized appreciation
 (depreciation) on investments.....       23,374      (1,640)   (10,865)     (137)     (533)        58      1,374    1,904
                                    ---------------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Resulting from Operations...       38,847        (353)    (1,973)    4,722     1,344        107      1,940    3,362
                                    ---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS

 Transfer of net premiums..........       29,734       3,788     15,623   255,115     9,673        915      1,409    1,432
 Transfers between variable
 accounts, net (3).................        6,433       4,897      6,358  (176,515)   (1,919)     4,593      5,357   14,362
 Transfers--policy charges and
 deductions........................       (8,874)     (1,057)    (4,945)   (9,879)   (2,496)      (177)      (234)    (290)
 Transfers--surrenders (3).........       (7,341)     (2,246)    (2,536)   (8,550)   (1,409)        (3)       (45)    (171)
 Transfers--other (3)..............         (590)         40       (194)   (2,954)     (531)       (57)       (22)     (21)
                                    ---------------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets Derived from Policy
Transactions.......................       19,362       5,422     14,306    57,217     3,318      5,271      6,465   15,312
                                    ---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS.........       58,209       5,069     12,333    61,939     4,662      5,378      8,405   18,674
                                    ---------------------------------------------------------------------------------------

NET ASSETS

 Beginning of Year.................      157,140      17,149    101,864    69,107    43,370                 1,522    2,948
                                    ---------------------------------------------------------------------------------------
 End of Year.......................     $215,349     $22,218   $114,197  $131,046   $48,032     $5,378     $9,927  $21,622
                                    =======================================================================================

                                     Variable Variable
                                     Account  Account
                                       III       IV
                                    --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS

 Net investment income.............      $243     $474
 Net realized gain (loss) from
 security transactions.............       224      646
 Net unrealized appreciation
 (depreciation) on investments.....     1,903      141
                                    --------------------
Net Increase (Decrease) in Net
Assets Resulting from Operations...     2,370    1,261
                                    --------------------

INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS

 Transfer of net premiums..........     1,411      885
 Transfers between variable
 accounts, net (3).................     1,264     (595)
 Transfers--policy charges and
 deductions........................      (327)    (259)
 Transfers--surrenders (3).........      (592)    (251)
 Transfers--other (3)..............      (115)     (22)
                                    --------------------
Net Increase (Decrease) in Net
Assets Derived from Policy
Transactions.......................     1,641     (242)
                                    --------------------
NET INCREASE IN NET ASSETS.........     4,011    1,019
                                    --------------------

NET ASSETS

 Beginning of Year.................     4,452    4,986
                                    --------------------
 End of Year.......................    $8,463   $6,005
                                    ====================

(1) Formerly named International Variable Account.

(2) Operations commenced on January 8, 1999 for the Large-Cap Value Variable Account.

(3) Amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

 The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is comprised of twenty-six subaccounts called Variable
Accounts: the Aggressive Equity, Emerging Markets, Diversified Research, Small-Cap Equity (formerly Growth), International Large-Cap, Equity, I-Net Tollkeeper, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, Equity Index, Small-Cap Index, REIT, International Value (formerly International), Government Securities, Managed Bond, Money Market, High Yield Bond, and Large-Cap Value Variable Accounts, and Variable Account I, Variable Account II, Variable Account III and Variable Account IV as of December 31, 2000. The assets in each of the first twenty-two Variable Accounts are invested in shares of the corresponding portfolios of Pacific Select Fund and the last four Variable Accounts (I-IV) are invested in the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, and Clifton Enhanced U.S. Equity (formerly Enhanced U.S. Equity) Portfolios, respectively, which are all portfolios of M Fund, Inc. (collectively, the "Funds"). Each portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections B through E of this report or provided separately and should be read in conjunction with the Separate Account's financial statements.

 The Separate Account has organized and registered with the Securities and Exchange Commission five new Variable Accounts during 2000: the Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value and Focused 30 Variable Accounts. The International Large-Cap Variable Account commenced operations on January 3, 2000, the Diversified Research Variable Account commenced operations on January 4, 2000, the I-Net Tollkeeper Variable Account commenced operations on May 1, 2000, and the Strategic Value and Focused 30 Variable Accounts commenced operations on October 2, 2000.

 On September 22, 2000, the net assets of the Pacific Select Fund Bond and Income Portfolio, the underlying portfolio for the Bond and Income Variable Account, were transferred to the Pacific Select Fund Managed Bond Portfolio (the "reorganization"). In connection with the reorganization, a total of 657,265 outstanding accumulation units (valued at $8,510,243) of the Bond and Income Variable Account were exchanged for 326,731 accumulation units with equal value of the Managed Bond Variable Account.

 The Separate Account was established by Pacific Life Insurance Company ("Pacific Life") on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.

 The Separate Account held by Pacific Life represents funds from individual flexible premium variable life policies. The assets of the Separate Account are carried at market value.

 The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

 A. Valuation of Investments

Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

 B. Security Transactions and Investment Income

 Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

 C. Federal Income Taxes

 The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account.

2. DIVIDENDS

 During 2000, the Funds declared dividends for each portfolio, except for the I-Net Tollkeeper Portfolio, invested by the Separate Account. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios.

3. CHARGES AND EXPENSES

 With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. Pacific Life also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks Pacific Life assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.

4. RELATED PARTY AGREEMENT

 Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.), a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

5. SEPARATE ACCOUNT'S COST OF INVESTMENTS IN THE FUNDS' SHARES

 The investment in the Funds' shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account's investments in the Funds as of December 31, 2000 were as follows (amounts in thousands):

                                                           Variable Accounts
                        -------------------------------------------------------------------------------------
                         Aggressive Emerging   Diversified  Small-Cap  International               I-Net
                           Equity   Markets   Research (1)  Equity (2) Large-Cap (1)  Equity   Tollkeeper (1)
                        -------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year         $28,345   $14,846                 $225,194                 $48,734
Add: Total net proceeds
     from policy
     transactions           60,859    25,937      $9,196      253,529     $33,905      45,282       $7,945
     Reinvested
     distributions
     from the Funds:
     (a) Net investment
         income                           12          16        1,635          17           4
     (b) Net realized
         gain                1,226                             20,496                   4,301
                        -------------------------------------------------------------------------------------
         Sub-Total          90,430    40,795       9,212      500,854      33,922      98,321        7,945
Less: Cost of
      investments
      disposed
      during the year       47,504    12,029       3,286      193,873      11,818      16,220          280
                        -------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                       42,926    28,766       5,926      306,981      22,104      82,101        7,665
Add: Unrealized
     appreciation
     (depreciation)         (7,044)   (7,629)         13      (66,983)     (1,783)    (17,840)      (2,237)
                        -------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                      $35,882   $21,137      $5,939     $239,998     $20,321     $64,261       $5,428
                        =====================================================================================

                           Multi-    Equity     Strategic     Growth      Focused    Mid-Cap       Equity
                          Strategy   Income     Value (1)       LT        30 (1)      Value        Index
                        -------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year        $134,934  $186,348                 $266,532                  $5,142     $298,365
Add: Total net proceeds
     from policy
     transactions           12,955    32,019        $893      167,633      $1,344      28,091      109,031
     Reinvested
     distributions
     from the Funds:
     (a) Net investment
         income              4,104     1,968           1        2,938           5          79        4,352
     (b) Net realized
         gain               11,388    19,015                   83,355                     113        4,922
                        -------------------------------------------------------------------------------------
         Sub-Total         163,381   239,350         894      520,458       1,349      33,425      416,670
Less: Cost of
      investments
      disposed during
      the year               7,007    11,929           4       32,160          93      11,937       21,633
                        -------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                      156,374   227,421         890      488,298       1,256      21,488      395,037
Add: Unrealized
     appreciation
     (depreciation)            730    (4,454)        (11)      (7,354)       (151)      2,011       54,363
                        -------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                     $157,104  $222,967        $879     $480,944      $1,105     $23,499     $449,400
                        =====================================================================================

                         Small-Cap            International Government    Managed     Money      High Yield
                           Index      REIT      Value (2)   Securities     Bond       Market        Bond
                        -------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year          $5,759    $2,783    $188,119      $23,386    $120,723    $131,293      $50,328
Add: Total net proceeds
     from policy
     transactions           22,251    26,537      78,426       13,983      63,553     566,949       27,410
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                175       402         305        1,405       8,482       9,399        4,404
     (b) Net realized
         gain                   65         4       6,198
                        -------------------------------------------------------------------------------------
         Sub-Total          28,250    29,726     273,048       38,774     192,758     707,641       82,142
Less: Cost of
      investments
      disposed during
      the year              10,813    17,525      56,580        7,934      28,509     504,674       35,249
                        -------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                       17,437    12,201     216,468       30,840     164,249     202,967       46,893
Add: Unrealized
     appreciation
     (depreciation)         (1,265)    1,030      (8,088)         626         812        (422)      (4,377)
                        -------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                      $16,172   $13,231    $208,380      $31,466    $165,061    $202,545      $42,516
                        =====================================================================================

                         Large-Cap
                           Value       I           II          III          IV
                        -----------------------------------------------------------
Total cost of
 investments at
 beginning of year          $5,320    $8,485     $19,237       $6,298      $5,315
Add: Total net proceeds
     from policy
     transactions           27,909    13,560      22,199       29,655       4,398
     Reinvested
     distributions from
     the Funds:
     (a) Net investment
         income                149     1,656       1,701        3,247         889
     (b) Net realized
         gain                   68       202         125          320         165
                        -----------------------------------------------------------
         Sub-Total          33,446    23,903      43,262       39,520      10,767
Less: Cost of
      investments
      disposed
      during the year       11,209       718      26,509       20,905       1,560
                        -----------------------------------------------------------
Total cost of
 investments at end of
 year                       22,237    23,185      16,753       18,615       9,207
Add: Unrealized
     appreciation
     (depreciation)            840       563      (3,651)      (4,021)     (1,384)
                        -----------------------------------------------------------
Total market value of
 investments at end of
 year                      $23,077   $23,748     $13,102      $14,594      $7,823
                        ===========================================================

----------------
(1) Operations commenced during 2000 (See Note 1 to Financial Statements).

(2) Small-Cap Equity was formerly named Growth and International Value was formerly named International.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS AND SELECTED ACCUMULATION UNIT ** INFORMATION

 Transactions in Separate Account units for the year ended December 31, 2000 and the selected accumulation unit information as of December 31, 2000 were as follows (units in thousands):

                                                            Variable Accounts
                            ----------------------------------------------------------------------------------
                            Aggressive Emerging  Diversified  Small-Cap  International              I-Net
                              Equity   Markets  Research (1)  Equity (2) Large-Cap (1) Equity   Tollkeeper (1)
                            ----------------------------------------------------------------------------------
Total units outstanding
 at beginning of year          2,034     1,835                   4,960                   2,878
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                    653       598         73          597         463         883         131
 (b) Transfers between
     variable accounts, net      398       879        465          255       2,292         757         727
 (c) Transfers--policy
     charges and deductions     (175)     (167)       (14)        (229)        (89)       (228)        (31)
 (d) Transfers--surrenders       (64)      (62)                   (196)        (13)        (78)         (2)
 (e) Transfers--other            (48)      (55)        (2)         (79)        (64)        (65)        (25)
                            ----------------------------------------------------------------------------------
          Sub-Total              764     1,193        522          348       2,589       1,269         800
                            ----------------------------------------------------------------------------------
Total units outstanding
 at end of year                2,798     3,028        522        5,308       2,589       4,147         800
                            ==================================================================================

Accumulation Unit Value:
 At beginning of year         $16.24    $10.85     $10.00       $58.28      $10.00      $20.71      $10.00
 At end of year               $12.82     $6.98     $11.38       $45.22       $7.85      $15.50       $6.78

                              Multi-    Equity    Strategic     Growth      Focused    Mid-Cap      Equity
                             Strategy   Income    Value (1)       LT           30 (1)   Value       Index
                            ----------------------------------------------------------------------------------
Total units outstanding
 at beginning of year          4,129     4,401                   8,447                     504       8,532
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                    420       659          5        1,379           5         372       1,865
 (b) Transfers between
     variable accounts, net      (27)       36         87          811         134       1,057         255
 (c) Transfers--policy
     charges and deductions     (176)     (236)        (1)        (499)         (2)        (90)       (540)
 (d) Transfers--surrenders       (75)     (120)                   (271)                     (5)       (274)
 (e) Transfers--other            (32)      (75)        (1)        (194)         (3)        (19)       (110)
                            ----------------------------------------------------------------------------------
          Sub-Total              110       264         90        1,226         134       1,315       1,196
                            ----------------------------------------------------------------------------------
Total units outstanding
 at end of year                4,239     4,665         90        9,673         134       1,819       9,728
                            ==================================================================================

Accumulation Unit Value:
 At beginning of year         $36.79    $51.24     $10.00       $63.51      $10.00      $10.34      $50.93
 At end of year               $37.06    $47.80      $9.78       $49.72       $8.26      $12.92      $46.20

                            Small-Cap           International Government    Managed      Money     High Yield
                              Index      REIT     Value (2)   Securities     Bond       Market        Bond
                            ----------------------------------------------------------------------------------
Total units outstanding
 at beginning of year            547       265      8,016          955       4,684       7,384       1,720
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
     premiums                    358       163      1,467          198         782      17,195         294
 (b) Transfers between
     variable accounts, net      622       646        119          184       1,020     (11,973)       (282)
 (c) Transfers--policy
     charges and deductions      (67)      (43)      (443)         (61)       (248)       (841)        (93)
 (d) Transfers--
     surrenders                   (9)      (20)      (272)         (49)       (116)       (593)        (48)
 (e) Transfers--other            (22)      (13)      (133)         (18)        (51)       (423)        (10)
                            ----------------------------------------------------------------------------------
          Sub-Total              882       733        738          254       1,387       3,365        (139)
                            ----------------------------------------------------------------------------------
Total units outstanding
 at end of year                1,429       998      8,754        1,209       6,071      10,749       1,581
                            ==================================================================================

Accumulation Unit Value:
 At beginning of year         $11.74     $9.99     $26.87       $23.27      $24.38      $17.75      $27.92
 At end of year               $11.32    $13.26     $23.80       $26.03      $27.19      $18.84      $26.89

------
** Accumulation Unit: unit of measure used to calculate the value of a Policy Owner's interest in a Variable Account during the accumulation period.

(1) Operations commenced during 2000 (See Note 1 to Financial Statements).

(2) Small-Cap Equity was formerly named Growth and International Value was formerly named International.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

                                          Variable Accounts
                              -----------------------------------------
                              Large-Cap
                                Value     I       II     III      IV
                              -----------------------------------------
Total units outstanding at
 beginning of year                494      565     878     452     291
Increase (decrease) in units
 resulting from policy
 transactions:
 (a) Transfer of net premiums     428      276     155     169      67
 (b) Transfers between
     variable accounts, net     1,074      560    (349)    200     111
 (c) Transfers--policy
     charges and deductions       (94)     (52)    (28)    (34)    (17)
 (d) Transfers--surrenders        (16)     (37)    (37)    (37)    (27)
 (e) Transfers--other             (46)     (24)    (20)    (26)     (4)
                              -----------------------------------------
          Sub-Total             1,346      723    (279)    272     130
                              -----------------------------------------
Total units outstanding at
 end of year                    1,840    1,288     599     724     421
                              =========================================

Accumulation Unit Value:
 At beginning of year          $10.88   $17.58  $24.62  $18.72  $20.64
 At end of year                $12.54   $18.44  $21.88  $20.16  $18.58

   INDEPENDENT AUDITORS' REPORT
   ----------------------------

   Pacific Life Insurance Company and Subsidiaries:

   We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

   Deloitte & Touche LLP
   Costa Mesa, CA

   February 26, 2001

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                            December 31,
                                                            2000     1999
----------------------------------------------------------------------------
                                                            (In Millions)
ASSETS
Investments:
  Securities available for sale at estimated fair value:
    Fixed maturity securities                              $15,136  $14,814
    Equity securities                                          179      295
  Trading securities at fair value                              71      100
  Mortgage loans                                             3,026    2,920
  Real estate                                                  243      236
  Policy loans                                               4,680    4,258
  Other investments                                          2,654      883
---------------------------------------------------------------------------
TOTAL INVESTMENTS                                           25,989   23,506
Cash and cash equivalents                                      211      439
Deferred policy acquisition costs                            1,785    1,446
Accrued investment income                                      335      287
Other assets                                                   535      832
Separate account assets                                     25,918   23,613
---------------------------------------------------------------------------
TOTAL ASSETS                                               $54,773  $50,123
===========================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products              $19,410  $19,046
  Future policy benefits                                     4,531    4,386
  Short-term and long-term debt                                359      224
  Other liabilities                                          1,323      939
  Separate account liabilities                              25,918   23,613
---------------------------------------------------------------------------
TOTAL LIABILITIES                                           51,541   48,208
---------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                       30       30
  Paid-in capital                                              147      140
  Unearned ESOP shares                                          (6)     (12)
  Retained earnings                                          3,030    2,035
  Accumulated other comprehensive income (loss)                 31     (278)
---------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                   3,232    1,915
---------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                 $54,773  $50,123
===========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                      Years Ended December 31,
                                                       2000     1999     1998
-------------------------------------------------------------------------------
                                                           (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                                  $  769   $  654   $  525
Insurance premiums                                        552      484      537
Net investment income                                   1,615    1,473    1,414
Net realized investment gains                           1,002      102       40
Commission revenue                                        270      234      220
Other income                                              209      145      112
-------------------------------------------------------------------------------
TOTAL REVENUES                                          4,417    3,092    2,848
-------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life and investment-
 type products                                            934      904      881
Policy benefits paid or provided                          879      735      757
Commission expenses                                       576      485      387
Operating expenses                                        575      453      468
-------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                             2,964    2,577    2,493
-------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                1,453      515      355
Provision for income taxes                                458      144      113
-------------------------------------------------------------------------------

NET INCOME                                             $  995   $  371   $  242
===============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                Accumulated Other
                                                                           Comprehensive Income (Loss)
                                                                     ---------------------------------------
                                                                      Unrealized                Unrealized
                                                                      Gain/(Loss)    Foreign      Gain on
                                                   Unearned          On Securities  Currency    Interest in
                                    Common Paid-in   ESOP   Retained Available for Translation     PIMCO
                                    Stock  Capital  Shares  Earnings   Sale, Net   Adjustment  Advisors L.P. Total
-------------------------------------------------------------------------------------------------------------------
                                                                     (In Millions)
BALANCES, JANUARY 1, 1998            $30    $120             $1,422      $578          $(3)                  $2,147
Comprehensive income:
  Net income                                                    242                                             242
  Other comprehensive income (loss)                                       (71)           4                      (67)
                                                                                                             ------
Total comprehensive income                                                                                      175
Issuance of partnership units by
 PIMCO Advisors L.P.                           6                                                                  6
-------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1998           30     126              1,664       507            1                    2,328
Comprehensive loss:
  Net income                                                    371                                             371
  Other comprehensive loss                                               (785)          (1)                    (786)
                                                                                                             ------
Total comprehensive loss                                                                                       (415)
Issuance of partnership units by
 PIMCO Advisors L.P.                          11                                                                 11
Capital contribution                           3                                                                  3
Purchase of ESOP note                                $(13)                                                      (13)
Allocation of unearned ESOP Shares                      1                                                         1
-------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1999           30     140      (12)    2,035      (278)          -                     1,915
Comprehensive income:
  Net income                                                    995                                             995
  Other comprehensive income (loss)                                       236           (4)         $77         309
                                                                                                             ------
Total comprehensive income                                                                                    1,304
Issuance of partnership units by
 PIMCO Advisors L.P.                           5                                                                  5
Allocation of unearned ESOP Shares             2        6                                                         8
-------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2000          $30    $147     $ (6)   $3,030      $(42)         $(4)         $77      $3,232
===================================================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                   Years Ended December 31,
                                                   2000        1999      1998
--------------------------------------------------------------------------------
                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                          $   995   $   371   $   242
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Amortization on fixed maturity securities             (72)      (78)      (39)
  Depreciation and other amortization                    36        21        26
  Earnings of equity method investees                   (23)      (93)      (99)
  Deferred income taxes                                 424        (8)      (21)
  Net realized investment gains                      (1,002)     (102)      (40)
  Net change in deferred policy acquisition costs      (339)     (545)     (172)
  Interest credited to universal life and
   investment-type products                             934       904       881
  Change in trading securities                           29        (3)      (14)
  Change in accrued investment income                   (48)      (28)        3
  Change in future policy benefits                      145        58       (10)
  Change in other assets and liabilities                 86       206       102
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES             1,165       703       859
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
  Purchases                                          (2,903)   (4,173)   (4,331)
  Sales                                               1,595     2,334     2,209
  Maturities and repayments                           1,601     1,400     2,222
Repayments of mortgage loans                            700       681       335
Proceeds from sales of mortgage loans and real
 estate                                                   1        24        43
Purchases of mortgage loans and real estate            (806)     (886)   (1,246)
Distributions from partnerships                          62       138       120
Change in policy loans                                 (422)     (255)     (130)
Cash received from acquisition of insurance block
 of business                                                      165
Other investing activity, net                          (720)      255      (466)
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                  (892)     (317)   (1,244)
--------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               Years Ended December 31,
(Continued)                                     2000      1999      1998
--------------------------------------------------------------------------
                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                     $ 4,090   $ 4,453   $ 4,007
  Withdrawals                                   (4,734)   (4,322)   (3,771)
Net change in short-term and long-term debt        135      (220)      192
Purchase of ESOP note                                        (13)
Allocation of unearned ESOP shares                   8         1
--------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                       (501)     (101)      428
--------------------------------------------------------------------------

Net change in cash and cash equivalents           (228)      285        43
Cash and cash equivalents, beginning of year       439       154       111
--------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR         $   211   $   439   $   154
==========================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES

In connection with the acquisition of an annuity block of business in 1999, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities                           $ 1,593
     Cash and cash equivalents                               165
     Other assets                                            100
                                                        --------
        Total assets assumed                             $ 1,858
                                                        ========

     Annuity reserves                                    $ 1,847
     Other liabilities                                        11
                                                        --------
        Total liabilities assumed                        $ 1,858
                                                        ========

==========================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid                              $    74   $    83   $   128
Interest paid                                  $    28   $    23   $    24
==========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

   Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   On January 1, 2000, the Company adopted the American Institute of Certified Public Accountants Statement of Position (SOP) 98-7, Deposit Accounting:
   Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk. SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. Adoption of this SOP did not have a material impact on the Company's consolidated financial statements.

   In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125. SFAS No. 140 revises the standards of accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of SFAS No. 125's provisions without reconsideration. It is effective for transfers of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is effective for recognition and reclassification of collateral for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Implementation of SFAS No. 140 is not expected to have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2001, the Company will adopt the requirements of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133, and SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. 133, and supplemented by implementation guidance issued by the FASB's Derivatives Implementation Group. SFAS No. 133 requires, among other things, that all derivatives be recognized as either assets or liabilities and measured at estimated fair value. The corresponding derivative gains and losses should be reported based upon the hedge

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   relationship, if such a relationship exists. Changes in the estimated fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS No. 133 are required to be reported in income. SFAS No. 138 amended SFAS No. 133 so that for interest rate hedges, a company may designate as the hedged risk, the risk of changes only in a benchmark interest rate. Also, credit risk is newly defined as the company-specific spread over the benchmark interest rate and may be hedged separately from, or in combination with, the benchmark interest rate. Implementation of SFAS No. 133, as amended, is not expected to have a material impact on the Company's consolidated financial statements. However, the FASB's Derivative Implementation Group continues to deliberate on multiple issues, the resolution of which could have a significant impact on the Company's expectations.

   INVESTMENTS

   Available for sale fixed maturity securities and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, recorded as a component of other comprehensive income
   (loss). The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. Trading securities are reported at fair value with unrealized gains and losses included in net realized investment gains.

   For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gains.

   Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are recorded as a component of other comprehensive income (loss), similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or liabilities. Unrealized gains and losses of other derivatives are included in net realized investment gains.

   Mortgage loans, net of valuation allowances, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments.

   Investments in Low Income Housing Tax Credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method or the equity method. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $33 million, $22 million and $11 million for the years ended December 31, 2000, 1999 and 1998, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC and subsidiaries (PAM), had an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. (PIMCO Advisors) as of December 31, 1999 and May 4, 2000, through the direct and indirect ownership of PIMCO Advisors' Class A limited partnership units (Class A units). This interest was accounted for using the equity method through May 4, 2000.

   On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO Advisors other than those beneficially owned by PAM. PAM exchanged its Class A units for a new security, PIMCO Advisors Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the Class A units exchanged, or $38.75 per unit, the per unit value that Allianz paid to acquire its interest in PIMCO Advisors. This gain is included in net realized investment gains for the year ended December 31, 2000. A net deferred tax liability in the amount of $365 million was also established.

   As a result of this transaction, the Company has virtually no influence over PIMCO Advisors' operating and financial policies. Effective May 5, 2000, the interest in PIMCO Advisors is being accounted for using the cost method. The interest in PIMCO Advisors, which is included in other investments, is being reported at estimated fair value, as determined by the put and call option price described below. An unrealized gain of $124 million, net of deferred income taxes of $47 million, is reported as a component of other comprehensive income (loss).

   In connection with this transaction, PAM entered into a Continuing Investment Agreement with Allianz with respect to its interest in PIMCO Advisors. The interest in PIMCO Advisors held by PAM is subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO Advisors held by PAM. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO Advisors to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Components of deferred policy acquisition costs are as follows:

                                                  Years Ended December 31,
                                                    2000      1999     1998
                                                  ---------------------------
                                                       (In Millions)
        Balance, January 1                          $1,446    $  901    $717
        Additions:
          Capitalized during the year                  621       538     275
          Acquisition of insurance block of
           business                                               75
                                                  --------------------------
        Total additions                                621       613     275
                                                  --------------------------
        Amortization:
          Allocated to commission expenses            (174)     (112)    (68)
          Allocated to operating expenses              (54)      (49)    (29)
          Allocated to unrealized gains (losses)       (54)       93       6
                                                  --------------------------
        Total amortization                            (282)      (68)    (91)
                                                  --------------------------
        Balance, December 31                        $1,785  $  1,446    $901
                                                  ==========================

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed interest contracts and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4.0% to 8.4% during 2000, 1999 and 1998.

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2000, 1999 and 1998. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2000 and 1999, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

   REVENUES, BENEFITS AND EXPENSES

   Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

   INCOME TAXES

   Pacific Life is taxed as a life insurance company for income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated income tax returns of PMHC and are allocated an expense or benefit based principally on the effect of including their operations in the consolidated provisions. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at estimated fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 2000 financial statement presentation.

2. STATUTORY RESULTS

   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                          December 31,
                                                           2000    1999
                                                          --------------
                                                          (In Millions)
         Statutory capital and surplus                    $1,678  $1,219
           Deferred policy acquisition costs               1,764   1,399
           Asset valuation reserve                           524     232
           Deferred income taxes                             181     305
           Non admitted assets                               115      83
           Subsidiary equity                                  50      25
           Accumulated other comprehensive income (loss)      31    (278)
           Surplus notes                                    (150)   (150)
           Insurance and annuity reserves                   (767)   (845)
           Other                                            (194)    (75)
                                                          --------------
         Stockholder's equity as reported herein          $3,232  $1,915
                                                          ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)


                                               Years Ended December 31,
                                                2000      1999      1998
                                              ----------------------------
                                                    (In Millions)
         Statutory net income                 $    141  $    168  $    188
           Earnings of subsidiaries                674       (27)      (33)
           Deferred policy acquisition costs       393       379       177
           Deferred income taxes                   (87)       (3)       18
           Insurance and annuity reserves         (106)     (184)     (145)
           Other                                   (20)       38        37
                                              ----------------------------
         Net income as reported herein        $    995  $    371  $    242
                                              ============================

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the National Association of Insurance Commissioners (NAIC) to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2000 and 1999, Pacific Life and Pacific Life & Annuity Company (PL&A), a wholly owned Arizona domiciled life insurance subsidiary of Pacific Life, exceeded the minimum risk-based capital requirements.

   CODIFICATION

   In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (Codification). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Insurance Departments of the States of Arizona and California will require adoption of Codification for the preparation of statutory financial statements effective January 1, 2001. The impact of adopting Codification will be reported as an adjustment to statutory surplus on the effective date. The Company has not yet finalized the effects of adopting Codification, but anticipates that there will not be any adverse effect on the statutory surplus of Pacific Life or PL&A.

   PERMITTED PRACTICE

   Effective May 5, 2000, the Insurance Department of the State of California approved a permitted practice allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of Codification, for its investment in PAM. Under this permitted practice, PAM is accounted for using the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for any tax effects not recorded at PAM due to its limited liability company structure.

   Prior to May 5, 2000, net cash distributions received on PAM's interest in PIMCO Advisors were recorded as income, as permitted by the Insurance Department of the State of California.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 2000 statutory results, Pacific Life could pay $161 million in dividends in 2001 without prior approval. No dividends were paid during 2000, 1999 and 1998.

   The maximum amount of ordinary dividends that can be paid by PL&A without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 2000, 1999 and 1998. Based on this limitation and 2000 statutory results, PL&A could pay $22 million in dividends in 2001 without prior approval.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $290 million and $294 million as of December 31, 2000 and 1999, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $330 million and $342 million as of December 31, 2000 and 1999, respectively. The contribution to income from the Closed Block amounted to $6 million, $4 million and $5 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2000, 1999 and 1998, respectively.

4. ACQUISITIONS

   In 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation (Confederation Life). On the effective date, this block of business consisted of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash. The cost of acquiring this annuity business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, is included in deferred policy acquisition costs.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC, which owns 100% of a real estate investment property in Arizona.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS

   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                   Gross Unrealized
                                         Amortized -----------------  Estimated
                                           Cost     Gains    Losses   Fair Value
                                         ---------------------------------------
                                                     (In Millions)
    As of December 31, 2000:
    ------------------------
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies             $    32      $  2             $    34
    Obligations of states and political
     subdivisions                             641        55     $  1        695
    Foreign governments                       302        20        5        317
    Corporate securities                    8,780       258      232      8,806
    Mortgage-backed and asset-backed
     securities                             5,230       101      100      5,231
    Redeemable preferred stock                 52         9        8         53
                                         --------------------------------------
    Total fixed maturity securities       $15,037      $445     $346    $15,136
                                         ======================================
    Total equity securities               $   173      $ 18     $ 12    $   179
                                         ======================================

    As of December 31, 1999:
    ------------------------
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies             $    93      $  9     $  1    $   101
    Obligations of states and political
     subdivisions                             642        13       28        627
    Foreign governments                       285        11        7        289
    Corporate securities                    8,740       220      387      8,573
    Mortgage-backed and asset-backed
     securities                             5,324        34      251      5,107
    Redeemable preferred stock                108        14        5        117
                                         --------------------------------------
    Total fixed maturity securities       $15,192      $301     $679    $14,814
                                         ======================================
    Total equity securities               $   269      $ 57     $ 31    $   295
                                         ======================================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   The amortized cost and estimated fair value of fixed maturity securities available for sale as of December 31, 2000, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   Amortized Estimated
                                                     Cost    Fair Value
                                                   --------------------
                                                      (In Millions)
        Due in one year or less                     $   538    $   545
        Due after one year through five years         3,669      3,749
        Due after five years through ten years        2,833      2,835
        Due after ten years                           2,767      2,776
                                                   -------------------
                                                      9,807      9,905
        Mortgage-backed and asset-backed
         securities                                   5,230      5,231
                                                   -------------------
        Total                                       $15,037    $15,136
                                                   ===================

   Major categories of investment income are summarized as follows:

                                               Years Ended December 31,
                                                 2000    1999    1998
                                               ------------------------
                                                    (In Millions)
        Fixed maturity securities                $1,109  $1,030  $  930
        Equity securities                            13      15      14
        Mortgage loans                              225     205     175
        Real estate                                  61      46      38
        Policy loans                                182     159     161
        Other                                       155     132     203
                                               ------------------------
          Gross investment income                 1,745   1,587   1,521
        Investment expense                          130     114     107
                                               ------------------------
          Net investment income                  $1,615  $1,473  $1,414
                                               ========================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   Net realized investment gain, including changes in valuation allowances, are as follows:

                                              Years Ended December 31,
                                               2000      1999      1998
                                             -----------------------------
                                                   (In Millions)
        Fixed maturity securities              $    2       $ 16     $  8
        Equity securites                          (13)        58       35
        Mortgage loans                             11         10      (11)
        Real estate                                (3)        18        1
        Interest in PIMCO Advisors (Note 1)     1,082
        Other investments                         (77)                  7
                                             ----------------------------
        Total                                  $1,002       $102     $ 40
                                             ============================

   The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                                    December 31,
                                               2000      1999      1998
                                             -----------------------------
                                                   (In Millions)
        Available for sale securities:
          Fixed maturity                         $477     $ (925)   $(229)
          Equity                                  (20)      (157)      63
                                             ----------------------------
        Total                                    $457    $(1,082)   $(166)
                                             ============================
        Trading securities                       $  6    $     0    $   3
                                             ============================

   Gross gains of $125 million, $188 million and $113 million and gross losses of $44 million, $62 million and $39 million on sales of available for sale securities were realized for the years ended December 31, 2000, 1999 and 1998, respectively.

   As of December 31, 2000 and 1999, investments in fixed maturity securities with a carrying value of $13 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company's interest in PIMCO Advisors (Note 1) exceeds 10% of total stockholder's equity as of December 31, 2000.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS

   The estimated fair values of the Company's financial instruments are as follows:

                                         December 31, 2000   December 31, 1999
                                        ------------------- -------------------
                                        Carrying  Estimated Carrying  Estimated
                                        Amount   Fair Value   Amount Fair Value
                                        ---------------------------------------
                                                     (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)              $15,315   $15,315   $15,109   $15,109
      Trading securities                     71        71       100       100
      Mortgage loans                      3,026     3,246     2,920     2,984
      Policy loans                        4,680     4,680     4,258     4,258
      Cash and cash equivalents             211       211       439       439
      Interest in PIMCO Advisors (Note
       1)                                 1,548     1,548
      Derivative instruments (Note 7)        15        15        44        44
    Liabilities:
      Guaranteed interest contracts       6,676     6,803     6,365     6,296
      Deposit liabilities                   470       483       545       534
      Annuity liabilities                 1,114     1,114     1,305     1,305
      Short-term debt                       195       195        60        60
      Long-term debt                        164       166       164       164
      Derivative instruments (Note 7)       445       445       230       230

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2000 and 1999:

   TRADING SECURITIES

   The fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS (Continued)

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest on the debt is approximately the same as current market rates.

   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   Pacific Life has issued certain contracts to 401(k) plans totaling $1.7 billion as of December 31, 2000, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

7. DERIVATIVE INSTRUMENTS

   Derivatives are financial instruments whose value or cash flows are derived from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used as leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk, as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

   Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized on the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 2000 and 1999 are as follows:

                                                          Assets (Liabilities)
                                                -----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying  Estimated
                              Contract Amounts   Value    Fair Value  Value    Fair Value
                              ----------------- --------  ---------- --------  ----------
                                2000     1999     2000       2000      1999       1999
                              -----------------------------------------------------------
                                                    (In Millions)
    Interest rate floors,
     caps, options
     and swaptions              $  715   $1,003   $  15      $  15     $   5       $   5
    Interest rate swap
     contracts                   2,649    2,867     (89)       (89)       39          39
    Asset swap contracts            87       58      (3)        (3)       (4)         (4)
    Credit default and total
     return swaps                3,809    2,062    (129)      (129)      (43)        (43)
    Financial futures
     contracts                      26      677
    Foreign currency
     derivatives                 2,488    1,685    (224)      (224)     (183)       (183)
                              ----------------------------------------------------------
     Total derivatives          $9,774   $8,352   $(430)     $(430)    $(186)      $(186)
                              ==========================================================

   A reconciliation of the notional or contract amounts and discussion of the various derivative instruments are as follows:

                                   Balance               Terminations Balance
                                  Beginning                  and      End of
                                   of Year  Acquisitions  Maturities   Year
                                  -------------------------------------------
                                                 (In Millions)
    December 31, 2000:
    ------------------
    Interest rate floors, caps,
     options and swaptions         $1,003      $  160       $  448    $  715
    Interest rate swap contracts    2,867       2,420        2,638     2,649
    Asset swap contracts               58          45           16        87
    Credit default and total
     return swaps                   2,062       2,853        1,106     3,809
    Financial futures contracts       677       2,731        3,382        26
    Foreign currency derivatives    1,685       1,079          276     2,488
                                  ------------------------------------------
     Total                         $8,352      $9,288       $7,866    $9,774
                                  ==========================================
    December 31, 1999:
    ------------------
    Interest rate floors, caps,
     options and swaptions         $2,653      $  671       $2,321    $1,003
    Interest rate swap contracts    2,608       1,226          967     2,867
    Asset swap contracts               63           8           13        58
    Credit default and total
     return swaps                     650       1,617          205     2,062
    Financial futures contracts       609       5,587        5,519       677
    Foreign currency derivatives    1,131         874          320     1,685
                                  ------------------------------------------
     Total                         $7,714      $9,983       $9,345    $8,352
                                  ==========================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   The following table presents the notional amounts of derivative financial instruments by maturity as of December 31, 2000:

                                          Remaining Life
                           ---------------------------------------------
                                     After One    After Five
                           One Year Year Through Years Through After Ten
                           or Less   Five Years    Ten Years     Years   Total
                           ----------------------------------------------------
                                              (In Millions)
    Interest rate floors,
     caps, options and
     swaptions              $   15     $  450       $  250               $  715
    Interest rate swap
     contracts                  43      1,204        1,109      $  293    2,649
    Asset swap contracts         4         83                                87
    Credit default and
     total return swaps        962      2,265          240         342    3,809
    Financial futures
     contracts                  26                                           26
    Foreign currency
     derivatives                44        813        1,205         426    2,488
                           ----------------------------------------------------
    Total                   $1,094     $4,815       $2,804      $1,061   $9,774
                           ====================================================

   Interest Rate Floors, Caps, Options and Swaptions
   -------------------------------------------------

   The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income over the term of the agreement.

   Interest Rate Swap Contracts
   ----------------------------

   The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income over the life of the agreements.

   Asset Swap Contracts
   --------------------

   The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income over the life of the agreements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   Credit Default and Total Return Swaps
   -------------------------------------

   The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. Fee amounts received or paid pursuant to these agreements are recognized in net investment income over the life of the agreements.

   Financial Futures Contracts
   ---------------------------

   The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

   Foreign Currency Derivatives
   ----------------------------

   The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income over the life of the agreements.

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   The detail of universal life and investment-type product liabilities is as follows:

                                                      December 31,
                                                      2000    1999
                                                     ---------------
                                                      (In Millions)
           Universal life                            $11,405 $10,808
           Investment-type products                    8,005   8,238
                                                     ---------------
                                                     $19,410 $19,046
                                                     ===============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS (Continued)

   The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

                                           Years Ended December 31,
                                            2000     1999     1998
                                          --------------------------
                                                (In Millions)
          Policy fees:
            Universal life                    $541     $509     $440
            Investment-type products           228      145       85
                                          --------------------------
          Total policy fees                   $769     $654     $525
                                          ==========================
          Interest credited:
            Universal life                    $467     $444     $441
            Investment-type products           467      460      440
                                          --------------------------
          Total interest credited             $934     $904     $881
                                          ==========================

9. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

                                        Years Ended December 31,
                                                2000      1999
                                        --------------------------
                                              (In Millions)
          Balance at January 1                  $116      $137
            Less reinsurance
             recoverables
                                        --------------------------
          Net balance at January 1               116       137
                                        --------------------------
          Incurred related to:
            Current year                         412       377
            Prior years                          (33)      (34)
                                        --------------------------
          Total incurred                         379       343
                                        --------------------------
          Paid related to:
            Current year                         300       287
            Prior years                           65        77
                                        --------------------------
          Total paid                             365       364
                                        --------------------------
          Net balance at December 31             130       116
            Plus reinsurance
             recoverables
                                        --------------------------
          Balance at December 31                $130      $116
                                        ==========================

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $33 million and $34 million for the years ended December 31, 2000 and 1999, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT

   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2000 and 1999. As of December 31, 2000 and 1999, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 2000 and 1999.

   PAM had bank borrowings outstanding of $195 million and $60 million as of December 31, 2000 and 1999, respectively. The interest rate was 6.9% and 6.0% as of December 31, 2000 and 1999, respectively. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM as of December 31, 2000 and 1999 was $215 million and $100 million, respectively.

   In connection with Pacific Life's acquisition of Grayhawk Golf Holdings, LLC in 1999, the Company assumed a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 2000 and 1999 was $15 million.

   Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2000, 1999 and 1998 and is included in net investment income.

11. INCOME TAXES

   The provision for income taxes is as follows:

                                              Years Ended December 31,
                                               2000     1999      1998
                                             ---------------------------
                                                   (In Millions)
           Current                               $ 34     $152      $134
           Deferred                               424       (8)      (21)
                                             ---------------------------
                                                 $458     $144      $113
                                             ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The sources of the Company's provision for deferred taxes are as follows:

                                                   Years Ended December 31,
                                                    2000      1999      1998
                                                  ----------------------------
                                                        (In Millions)
    Nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                   $447
    Deferred policy acquisition costs                   57      $ 20      $(13)
    Policyholder reserves                               19        51       (30)
    Partnership income                                   3       (25)       21
    Duration hedging                                     3       (30)       21
    Nondeductible reserves                               1         4        28
    Investment valuation                               (19)      (28)      (24)
    Other                                               (5)                 (3)
                                                  ----------------------------
    Deferred taxes from operations                     506        (8)       -
    Release of deferred taxes in connection with
     the nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                    (82)
    Release of subsidiary deferred taxes                                   (21)
                                                  ----------------------------
    Provision for deferred taxes                      $424      $ (8)     $(21)
                                                  ============================

   In connection with the nonmonetary exchange of partnership units at PIMCO Advisors, certain nonoperating deferred taxes previously established were released.

   The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes in 1998.

   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                 Years Ended December 31,
                                                  2000      1999      1998
                                                ----------------------------
                                                      (In Millions)
     Provision for income taxes at the
      statutory rate                                $509      $180      $124
       State income taxes                             25
       Nontaxable investment income                   (6)       (7)       (4)
       Low income housing tax credits                (22)      (19)       (4)
       Book to tax basis difference on
        nonmonetary exchange of PIMCO Advisors
        units (Note 1)                               (35)
       Other                                         (13)      (10)       (3)
                                                ----------------------------
     Provision for income taxes                     $458      $144      $113
                                                ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The net deferred tax asset (liability), included in other liabilities and other assets as of December 31, 2000 and 1999, respectively, is comprised of the following tax effected temporary differences:

                                                            December 31,
                                                            2000     1999
                                                           ---------------
                                                           (In Millions)
        Deferred tax assets
          Policyholder reserves                              $ 184    $204
          Investment valuation                                  92      73
          Deferred compensation                                 35      35
          Duration hedging                                      18      21
          Postretirement benefits                                8       9
          Dividends                                              7       8
          Other                                                 11      10
                                                           ---------------
        Total deferred tax assets                              355     360

        Deferred tax liabilities
          Nonmonetary exchange of PIMCO Advisors units
           (Note 1)                                            429
          Deferred policy acquisition costs                    101      44
          Partnership income                                    16
          Depreciation                                           2       3
                                                           ---------------
        Total deferred tax liabilities                         548      47
                                                           ---------------
          Net deferred tax asset (liability) from
           operations                                         (193)    313
          Unrealized (gain) loss on securities                 (23)    151
          Issuance of partnership units by PIMCO Advisors              (81)
                                                           ---------------
          Net deferred tax asset (liability)                 $(216)   $383
                                                           ===============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME (LOSS)

   The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder's equity and as follows. Other comprehensive income (loss) is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of other comprehensive income (loss) is as follows:

                                             For the Years Ended December 31,
                                              2000         1999        1998
                                           ------------------------------------
                                                     (In Millions)
    Gross Holding Gain (Loss):
      Holding gain (loss) on securities
       available for sale                       $ 388       $(1,175)      $(58)
      Income tax (expense) benefit               (135)          411         20

    Reclassification adjustment:
      Realized (gain) loss on sale of
       securities available for sale                3           (78)       (43)
      Income tax expense (benefit)                 (2)           28         15
    Allocation of holding (gain) loss
     to deferred policy acquisition costs         (27)           44         (7)
    Income tax (expense) benefit                    9           (15)         2
                                           -----------------------------------
    Net unrealized gain (loss) on
     securities available for sale                236          (785)       (71)

    Foreign currency translation
     adjustment                                    (4)           (1)         4
    Unrealized gain on interest in PIMCO
     Advisors                                      77
                                           -----------------------------------

    Other comprehensive income (loss)           $ 309         $(786)      $(67)
                                           ===================================

13. REINSURANCE

   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                       December 31,
                                                        2000    1999
                                                       --------------
                                                       (In Millions)
      Universal life deposits                           $(66)    $(55)
      Future policy benefits                             156      142
      Unpaid claims                                       26        9
      Paid claims                                         13        6
      Other                                               33        9
                                                       --------------
      Net reinsurance recoverable                       $162     $111
                                                       ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE (Continued)

   As of December 31, 2000, 70% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

                                                     Years Ended December 31,
                                                       2000     1999     1998
                                                     ---------------------------
                                                          (In Millions)
      Direct premiums                                   $ 646     $563     $603
      Ceded reinsurance                                  (108)     (93)     (83)
      Assumed reinsurance                                  14       14       17
                                                     --------------------------
      Insurance premiums                                $ 552     $484     $537
                                                     ==========================

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                     Years Ended December 31,
                                                      2000     1999     1998
                                                    --------------------------
                                                          (In Millions)
      Ceded reinsurance netted against policy fees   $    74     $ 52     $ 65
      Ceded reinsurance netted against net
       investment income                                 244      212      203
      Ceded reinsurance netted against interest
       credited                                          161      111      163
      Ceded reinsurance netted against policy
       benefits                                          110       88      121
      Assumed reinsurance included in policy
       benefits                                           12        8       18

14. SEGMENT INFORMATION

   The Company has five operating segments: Life Insurance, Institutional Products, Annuities, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO Advisors transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, it's activities will be included in Corporate and Other. PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

     The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group that has produced over 10% of the segment's in force business.

     The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team.

     The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers (NASD) firms, and regional and national wirehouses.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

     The Group Insurance segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

     The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,100 registered representatives.

     Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and investment gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment's actual tax provision.

   Commission income and expense includes commissions paid by the Life Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Elimination of this income and expense is included in the Corporate and Other segment. Investment Management segment assets have been reduced by an intersegment note payable of $101 million as of December 31, 1999. The related intersegment note receivable is included in Corporate and Other segment assets.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant noncash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2000, except for the Investment Management segment, which is for the period ended May 4, 2000:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   541     $     3     $   225                                         $   769
    Insurance premiums            (49)         64           2    $511                        $   24       552
    Net investment income         606         773          58      29       $49      $  1        99     1,615
    Net realized investment
     gains                        (19)        (38)         (4)     (7)       10               1,060     1,002
    Commission revenue                                                                687      (417)      270
    Other income                   32           8          97       4         6        23        39       209
                             --------------------------------------------------------------------------------
    Total revenues              1,111         810         378     537        65       711       805     4,417
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Interest credited             474         395          53                                    12       934
    Policy benefits               190         298           6     385                                     879
    Commission expenses           161           2         135      36                 650      (408)      576
    Operating expenses            159          20         126      93        27        47       103       575
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     984         715         320     514        27       697      (293)    2,964
                             --------------------------------------------------------------------------------

    Income before provision
     for income taxes             127          95          58      23        38        14     1,098     1,453
    Provision for income
     taxes                         29          18          21       6         8         6       370       458
                             --------------------------------------------------------------------------------

    Net income                $    98     $    77     $    37    $ 17       $30      $  8    $  728   $   995
                             ================================================================================

    Total assets              $17,221     $17,908     $16,661    $374                $ 72    $2,537   $54,773
    Deferred policy
     acquisition costs        $   814     $    75     $   886                                $   10   $ 1,785
    Separate account assets   $ 3,543     $ 7,104     $15,271                                         $25,918
    Policyholder and
     contract liabilities     $12,428     $10,218     $ 1,019    $189                        $   87   $23,941
    Separate account
     liabilities              $ 3,543     $ 7,104     $15,271                                         $25,918

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 1999:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   509     $     3     $   142                                         $   654
    Insurance premiums            (32)         25           6    $476                         $  9        484
    Net investment income         580         644          78      23       $116      $ 1       31      1,473
    Net realized investment
     gains                         13          27                  (1)        10                53        102
    Commission revenue                                                                583     (349)       234
    Other income                   25          11          57       3         15       19       15        145
                             --------------------------------------------------------------------------------
    Total revenues              1,095         710         283     501        141      603     (241)     3,092
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Interest credited             451         384          65                                    4        904
    Policy benefits               174         197          10     354                                     735
    Commission expenses           163                      87      33                 549     (347)       485
    Operating expenses            128          17          48      84         78       42       56        453
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     916         598         210     471         78      591     (287)     2,577
                             --------------------------------------------------------------------------------
    Income before provision
     for income taxes             179         112          73      30         63       12       46        515
    Provision for income
     taxes                         54          31          24      10         12        5        8        144
                             --------------------------------------------------------------------------------

    Net income                $   125     $    81     $    49    $ 20       $ 51      $ 7     $ 38    $   371
                             ================================================================================

    Total assets              $16,276     $17,649     $14,565    $342       $265      $61     $965    $50,123
    Deferred policy
     acquisition costs        $   750     $    77     $   617                                 $  2    $ 1,446
    Separate account assets   $ 3,312     $ 7,176     $13,125                                         $23,613
    Policyholder and
     contract liabilities     $11,832     $10,166     $ 1,191    $183                         $ 60    $23,432
    Separate account
     liabilities              $ 3,312     $ 7,176     $13,125                                         $23,613

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information for the year ended December 31, 1998:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other Total
    --------------------------------------------------------------------------------------------------------
                                                              (In Millions)
    REVENUES
    Policy fees               $  440       $  3        $ 82                                           $  525
    Insurance premiums           (24)        29           9      $508                         $  15      537
    Net investment income        587        566          88        23       $111     $  1        38    1,414
    Net realized investment
     gains                         4        (14)          5         2          4                 39       40
    Commission revenue                                                                405      (185)     220
    Other income                  15         11          33        13         17       16         7      112
                             -------------------------------------------------------------------------------
    Total revenues             1,022        595         217       546        132      422       (86)   2,848
                             -------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Interest credited            450        354          71                                       6      881
    Policy benefits              179        147          17       405                             9      757
    Commission expenses          113                     38        43                 376      (183)     387
    Operating expenses           129         19          58        88         72       36        66      468
                             -------------------------------------------------------------------------------
    Total benefits and
     expenses                    871        520         184       536         72      412      (102)   2,493
                             -------------------------------------------------------------------------------
    Income before provision
     for income taxes            151         75          33        10         60       10        16      355
    Provision for income
     taxes                        53         21          11         3          2        4        19      113
                             -------------------------------------------------------------------------------

    Net income                $   98       $ 54        $ 22      $  7       $ 58     $  6      $ (3)  $  242
                             ===============================================================================

15. EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees' existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   Components of the net periodic pension benefit are as follows:

                                                  Years Ended December 31,
                                                   2000      1999      1998
                                                 ----------------------------
                                                       (In Millions)
        Service cost - benefits earned during
         the year                                    $  6      $  5      $  4
        Interest cost on projected benefit
         obligation                                    12        11        11
        Expected return on plan assets                (17)      (16)      (15)
        Amortization of net obligations and
         prior service cost                            (4)       (2)       (2)
                                                 ----------------------------
        Net periodic pension benefit                 $ (3)     $ (2)     $ (2)
                                                 ============================

   The following tables set forth the changes in benefit obligation and plan assets and funded status reconciliation:

                                                         December 31,
                                                          2000    1999
                                                         --------------
                                                         (In Millions)
        Change in Benefit Obligation:
        -----------------------------
        Benefit obligation, beginning of year              $156    $178
          Service cost                                        6       5
          Interest cost                                      12      11
          Plan expense                                       (1)
          Actuarial (gain) loss                               5     (31)
          Benefits paid                                      (8)     (7)
                                                         --------------
        Benefit obligation, end of year                    $170    $156
                                                         ==============

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year       $212    $195
          Actual return on plan assets                       (6)     24
          Plan expense                                       (1)
          Benefits paid                                      (8)     (7)
                                                         --------------
        Fair value of plan assets, end of year             $197    $212
                                                         ==============

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                      $ 27    $ 56
        Unrecognized transition asset                        (1)    (48)
        Unrecognized prior service cost                              (2)
        Unrecognized actuarial gain                         (18)     (1)
                                                         --------------
        Prepaid pension cost                               $  8    $  5
                                                         ==============

   In determining the actuarial present value of the projected benefit obligation as of December 31, 2000 and 1999, the weighted average discount rate used was 7.5% and 8.0%, respectively, and the rate of increase in future compensation levels was 6.0% and 5.5%, respectively. The expected long-term rate of return on plan assets was 8.5% in 2000 and 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   POSTRETIREMENT BENEFITS

   Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 2000, 1999 and 1998 is $1 million. As of December 31, 2000 and 1999, the accumulated benefit obligation is $20 million. The fair value of the plan assets as of December 31, 2000 and 1999 is zero. The amount of accrued benefit cost included in other liabilities is $24 million as of December 31, 2000 and 1999.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 10.0% and 8.0% for 2000 and 1999, respectively, and is assumed to decrease gradually to 5.0% in 2005 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 9.0% and 7.0% for 2000 and 1999, respectively, and is assumed to decrease gradually to 4.5% in 2005 and remain at that level thereafter.

   The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2000 would be increased by 7.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 7.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2000 would be decreased by 6.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.7%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 7.5% and 8.0% for 2000 and 1999, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Life's RISP matches 75% of each employee contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $8 million, $6 million and $5 million for the years ended December 31, 2000, 1999 and 1998, respectively, and are included in operating expenses.

   The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million (ESOP
   Note) bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. Interest and principal

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999.

   The ESOP Note is included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

   The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $115 million, $70 million and $42 million for the years ended December 31, 2000, 1999 and 1998, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee that is based on an allocation of actual costs. Such administration fees amounted to $440,000, $265,000 and $232,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

17. TERMINATION AND NONCOMPETITION AGREEMENTS

   The Company had termination and noncompetition agreements with certain former key employees of PAM's subsidiaries. In connection with the closing of the PIMCO Advisors transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments.

   For the years ended December 31, 2000, 1999 and 1998, $14 million, $54 million and $49 million, respectively, is included in operating expenses related to these agreements.

18. COMMITMENTS AND CONTINGENCIES

   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2001                                             $200
          2002 through 2005                                 294
          2006 and thereafter                               171
                                                           ----
        Total                                              $665
                                                           ====

   The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $14 million, $9 million and $7 million for the years ended December 31, 2000, 1999 and 1998, respectively. Aggregate minimum future commitments as of December 31, 2000 through the term of the leases are approximately $68 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. COMMITMENTS AND CONTINGENCIES (Continued)

   Pacific Life was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by Pacific Life on or after January 1, 1982. Pacific Life has settled this litigation pursuant to a final settlement agreement approved by the Court in November 1998. The settlement agreement was implemented during 1999.

   Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

   ----------------------------------------------------------------------------

APPENDIX A - MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGE: RATES PER $1,000 OF
             COVERAGE SEGMENT

              Death Benefit Option A or C                   Death Benefit Option B
       ----------------------------------------- ---------------------------------------------
            Nonsmoker              Smoker              Nonsmoker                Smoker
Issue  -------------------- -------------------- ---------------------- ----------------------
 age    Male  Female Unisex  Male  Female Unisex  Male   Female Unisex   Male   Female Unisex
-----  ------ ------ ------ ------ ------ ------ ------- ------ ------- ------- ------ -------
   5    0.069  0.059  0.067  0.069  0.059  0.067   0.180  0.167   0.176   0.180  0.167   0.176
  10    0.066  0.058  0.064  0.066  0.058  0.064   0.175  0.161   0.172   0.175  0.161   0.172
  15    0.064  0.055  0.062  0.064  0.055  0.062   0.172  0.158   0.168   0.172  0.158   0.168
  20    0.123  0.103  0.119  0.151  0.120  0.145   0.255  0.234   0.251   0.255  0.234   0.251
  25    0.149  0.126  0.144  0.186  0.147  0.178   0.279  0.254   0.273   0.279  0.254   0.274
  30    0.167  0.143  0.162  0.204  0.165  0.196   0.308  0.279   0.302   0.308  0.279   0.302
  35    0.189  0.162  0.184  0.225  0.185  0.217   0.346  0.310   0.339   0.346  0.310   0.339
  40    0.251  0.214  0.244  0.302  0.249  0.291   0.395  0.348   0.385   0.395  0.348   0.385
  45    0.342  0.290  0.332  0.419  0.343  0.404   0.457  0.395   0.444   0.457  0.396   0.444
  50    0.425  0.359  0.412  0.519  0.424  0.500   0.537  0.456   0.519   0.537  0.456   0.519
  55    0.503  0.424  0.487  0.605  0.493  0.583   0.634  0.535   0.619   0.634  0.535   0.619
  60    0.655  0.553  0.635  0.801  0.641  0.766   0.694  0.639   0.711   0.801  0.640   0.766
  65    0.857  0.699  0.825  0.882  0.812  0.898   0.857  0.699   0.825   0.882  0.812   0.898
  70    0.854  0.680  0.819  0.862  0.779  0.866   0.854  0.680   0.819   0.862  0.779   0.866
  75    0.848  0.674  0.813  0.860  0.769  0.864   0.848  0.674   0.813   0.860  0.769   0.864
  80    0.838  0.705  0.811  0.855  0.765  0.895   0.838  0.705   0.811   0.855  0.765   0.895
  85    0.937  0.885  0.916  0.964  0.902  0.965   0.937  0.885   0.916   0.964  0.902   0.965
-----   ----------------------------------------- ---------------------------------------------

If the person insured by the policy is assigned a risk classification other than standard, a factor is applied to the M&E risk face amount charge according to the nonstandard table rating assigned to that person insured. If the person insured is assigned a nonstandard rating reflected in the table below, the rate above that applies to the person insured is multiplied by the nonstandard table factor below that applies.

                           NONSTANDARD TABLE FACTORS

                                   Nonstandard Table Number
 Issue  -------------------------------------------------------------------------------
  age    1    2    3    4    5    6    7    8    9    10   11   12   13   14   15   16
 -----  ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ----
 0-45   1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 1.45 1.50 1.55 1.60 1.65 1.70 1.75 1.80
  50    1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 1.45 1.50 1.55 1.60 1.65 1.65 1.65 1.65
  55    1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35
  60    1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05
 65-85  1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00
 -----  -------------------------------------------------------------------------------

Representative figures shown. For issue ages not listed, please ask your registered representative.

APPENDIX B - SURRENDER CHARGE: CURRENT RATES PER $1,000 OF COVERAGE SEGMENT

              Death Benefit Option A or C                   Death Benefit Option B
       ----------------------------------------- ---------------------------------------------
            Nonsmoker              Smoker              Nonsmoker                Smoker
Issue  -------------------- -------------------- ---------------------- ----------------------
 age    Male  Female Unisex  Male  Female Unisex  Male   Female Unisex   Male   Female Unisex
-----  ------ ------ ------ ------ ------ ------ ------- ------ ------- ------- ------ -------
   5     5.24   4.48   5.09   5.24   4.48   5.09   13.68  12.69   13.38   13.68  12.69   13.38
  10     5.02   4.41   4.89   5.02   4.41   4.89   13.30  12.24   13.07   13.30  12.24   13.07
  15     4.86   4.18   4.73   4.86   4.18   4.73   13.07  12.01   12.77   13.07  12.01   12.77
  20     9.35   7.83   9.04  11.48   9.12  11.02   19.38  17.78   19.08   19.38  17.78   19.08
  25    11.32   9.58  10.97  14.14  11.17  13.53   21.20  19.30   20.75   21.20  19.30   20.82
  30    12.69  10.87  12.33  15.50  12.54  14.90   23.41  21.20   22.95   23.41  21.20   22.95
  35    14.36  12.31  13.95  17.10  14.06  16.49   26.30  23.56   25.76   26.30  23.56   25.76
  40    19.08  16.26  18.51  22.95  18.92  22.12   30.02  26.45   29.26   30.02  26.45   29.26
  45    25.99  22.04  25.20  31.84  26.07  30.70   34.73  30.02   33.74   34.73  30.10   33.74
  50    32.30  27.28  31.30  39.44  32.22  38.00   40.81  34.66   39.44   40.81  34.66   39.44
  55    38.15  32.15  36.95  45.90  37.39  44.23   48.88  40.58   46.97   48.88  40.58   46.97
  58    44.61  37.62  43.21  53.43  43.70  51.45   54.11  44.99   52.54   53.43  44.99   52.52
  59    46.97  39.60  45.49  53.35  45.98  53.59   54.02  46.59   53.96   53.35  46.66   53.96
  60    49.63  41.88  48.08  52.95  48.07  53.23   53.89  48.41   53.88   52.95  48.46   53.23
  61    52.52  44.16  50.84  52.54  49.94  52.84   53.62  50.31   53.76   52.54  50.39   52.84
  62    53.23  46.44  53.45  52.13  51.96  52.45   53.23  52.39   53.66   52.13  52.44   52.45
  63    52.88  48.79  53.13  51.95  53.41  52.11   52.88  53.96   53.13   51.95  53.41   52.11
  64    52.50  51.30  52.76  52.05  53.08  51.94   52.50  53.83   52.76   52.05  53.08   51.94
  65    52.23  52.97  52.51  52.04  52.85  52.04   52.23  52.97   52.51   52.04  52.85   52.04
  66    51.67  53.12  52.00  51.74  52.58  51.84   51.67  53.12   52.00   51.74  52.58   51.84
  70    51.29  51.15  51.63  51.31  52.33  51.43   51.29  51.15   51.63   51.31  52.33   51.43
  75    50.63  49.40  50.98  50.65  51.68  50.77   50.63  49.40   50.98   50.65  51.68   50.77
  80    49.91  46.06  50.19  49.90  50.62  49.80   49.91  46.06   50.19   49.90  50.62   49.80
  85    48.14  48.74  48.30  48.07  48.75  48.17   48.14  48.74   48.30   48.07  48.75   48.17
-----  ----------------------------------------- ---------------------------------------------

If the person insured by the policy is assigned a risk classification other than standard, a factor is applied to the surrender charge rate according to the nonstandard table rating assigned to that person insured. If the person insured is assigned a nonstandard rating reflected in the table of nonstandard table factors at the bottom of Appendix A on the previous page, the rate above that applies to the person insured is multiplied by the nonstandard table factor that applies.

Representative figures shown. For issue ages not listed, please ask your registered representative.

APPENDIX C - MAXIMUM SURRENDER CHARGE: RATES PER $1,000 OF COVERAGE SEGMENT

              Death Benefit Option A or C                   Death Benefit Option B
       ----------------------------------------- ---------------------------------------------
            Nonsmoker              Smoker              Nonsmoker                Smoker
Issue  -------------------- -------------------- ---------------------- ----------------------
 age    Male  Female Unisex  Male  Female Unisex  Male   Female Unisex   Male   Female Unisex
-----  ------ ------ ------ ------ ------ ------ ------- ------ ------- ------- ------ -------
  5     1.222  0.772  1.146  1.222  0.772  1.146   3.770  2.926   3.608   3.770  2.926   3.608
 10     1.258  0.784  1.182  1.258  0.784  1.182   3.830  2.998   3.656   3.830  2.998   3.656
 15     1.282  0.820  1.206  1.282  0.820  1.206   3.866  3.034   3.704   3.866  3.034   3.704
 20     3.284  2.444  3.132  4.408  3.120  4.170   6.690  5.622   6.478   6.960  5.992   6.808
 25     4.342  3.368  4.172  5.678  4.226  5.424   7.732  6.612   7.494   7.932  6.932   7.772
 30     5.246  4.164  5.056  6.802  5.210  6.528   8.954  7.662   8.676   9.054  7.902   8.856
 35     6.302  5.096  6.082  8.130  6.330  7.826  10.618  9.040  10.292  10.758  9.180  10.492
 40     8.918  7.302  8.632 11.306  8.902 10.898  13.140 10.984  12.680  13.240 10.924  12.850
 45    12.646 10.400 12.246 15.762 12.464 15.192  16.436 13.410  15.802  16.426 13.188  15.882
 50    16.190 13.352 15.696 19.972 15.812 19.260  20.546 16.538  19.692  20.666 16.158  19.832
 55    24.234 17.472 23.036 23.740 18.904 22.954  30.602 21.760  28.942  25.682 20.070  24.802
 58    28.874 20.608 27.390 27.542 21.978 26.664  34.390 24.844  33.166  27.542 23.224  28.566
 59    30.590 21.774 29.008 29.042 23.096 28.000  35.078 26.010  34.246  29.042 24.438  29.396
 60    32.400 22.974 30.700 30.648 24.308 29.558  35.672 27.172  35.118  30.658 25.710  29.558
 61    34.364 24.434 32.568 32.408 25.586 31.248  36.068 28.462  35.972  32.408 26.880  31.248
 62    36.444 25.994 34.552 34.308 26.840 33.062  36.884 29.070  36.984  34.308 28.136  33.062
 63    38.636 27.662 36.660 36.848 28.138 34.990  39.186 29.436  37.110  37.088 28.138  34.990
 64    40.906 29.436 38.826 40.090 29.484 37.492  41.576 30.102  39.396  40.980 29.484  37.732
 65    43.596 31.462 41.380 43.296 30.276 40.534  44.476 31.732  42.100  45.636 30.276  41.414
 66    46.782 34.026 44.430 46.818 32.634 43.998  48.262 34.316  45.750  49.678 32.634  46.328
 70    62.802 46.450 59.732 62.706 45.262 59.168  63.812 47.350  60.772  68.016 48.062  63.838
 75    90.004 68.782 85.914 89.860 67.642 85.302 100.284 75.132  95.344 105.310 76.792  99.092
 80    96.014 74.550 91.768 95.810 73.830 90.760 115.804 85.620 109.558 123.200 88.450 115.010
 85    46.436 35.340 44.328 46.112 35.136 43.740  54.496 40.770  51.668  58.012 41.626  54.040
-----  ----------------------------------------- ---------------------------------------------

If the person insured by the policy is assigned a risk classification other than standard, a factor is applied to the maximum surrender charge rate according to the nonstandard table rating assigned to that person insured. If the person insured is assigned a nonstandard rating reflected in the table setting of nonstandard table factors at the bottom of Appendix A and Death Benefit Option A or C is selected, the rate above that applies to the person insured is used in the following formula with the applicable nonstandard table factor to determine the maximum surrender charge:

  (nonstandard table factor x (maximum surrender charge + $0.65) - $0.65

We apply a factor of 1.00 to the maximum surrender charge if a person insured assigned a risk classification other than standard selects Death Benefit Option B.

An example

For a policy:

 . that insured a male non-smoker who is age 45 when the policy is issued

 . with an initial face amount of $350,000

 . with a rating of 8

For the death benefit Option A and Option C, the surrender charge is:

 . $12,736.50 in the first policy year (($350,000 / $1,000) x (1.40 x $25.99))

 . $4,245.74 at the end of the seventh policy year ($12,736.50 - ($12,736.50 x
  .9259% x 72 months))

We will never deduct more than the maximum surrender charge, which is $6,289.50 ((1.40 x ($12.65 + $0.65) -$0.65 = $17.97 x ($350,000 / $1,000) = $6,289.50.

For death benefit Option B, the surrender charge is:

 . $17,017.70 in the first policy year (($350,000 / $1,000) x (1.40 x $34.73))

 . $5,672.88 at the end of the seventh policy year ($17,017.70 - ($17,017.70 x
  .9259% x 72 months))

We will never deduct more than the maximum surrender charge, which is $5,754.00 (1.00 x $16.44 = $16.44 x ($350,000 / $1,000) = $5,754.00).

Representative figures shown. For issue ages not listed, please ask your registered representative.

APPENDIX D - DEATH BENEFIT PERCENTAGES

----------------    ----------------     -----------------    -----------------
 Age  Percentage     Age  Percentage      Age   Percentage     Age   Percentage
----------------    ----------------     -----------------    -----------------
0-40         250     50         185         70         115       70         115
  41         243     51         178         71         113       71         113
  42         236     52         171         72         111       72         111
  43         229     53         164         73         109       73         109
  44         222     54         157         74         107       74         107
  45         215     55         150      75-90         105    75-90         105
  46         209     56         146         91         104       91         104
  47         203     57         142         92         103       92         103
  48         197     58         138         93         102       93         102
  49         191     59         134        >93         101      >93         101
----------------    ---------------      -----------------    -----------------

116

PACIFIC SELECT EXEC II WHERE TO GO FOR MORE INFORMATION

The Pacific Select     For more information about Pacific Select Exec II,
Exec II variable       please call or write to us at the address below. You
life insurance         should also use this address to send us any notices,
policy is              forms or requests about your policy.
underwritten by
Pacific Life
Insurance Company.

                      ---------------------------------------------------------
How to contact us      Pacific Life Insurance Company
                       Client Services Department
                       700 Newport Center Drive
                       P.O. Box 7500
                       Newport Beach, California 92658-7500

                       1-800-800-7681
                       7 a.m. through 5 p.m. Pacific time

                      ---------------------------------------------------------
How to contact the     You can also find reports and other information about
SEC                    the policy and separate account from the SEC. The SEC
                       may charge you a fee for this information.

                       Public Reference Section of the SEC
                       Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                                Underwritten by:

                      [LOGO OF PACIFIC LIFE APPEARS HERE]

                         Pacific Life Insurance Company
                            700 Newport Center Drive
                            Newport Beach, CA 92660
                                 (800) 800-7681

                 Visit us at our web site: www.PacificLife.com


                            [LOGO OF IMSA APPEARS HERE]

                  * Membership promotes ethical market conduct for individual life insurance and annuities

15-21389-03 5/01